Exhibit 4.1

Certificate of Amalgamation	Certificat de fusion
Canada Business Corporations Act	Loi canadienne sur les sociétés par actions
Cenovus Energy Inc. Corporate name / Dénomination sociale 1363202-4 Corporation number / Numéro de société
I HEREBY CERTIFY that the above-named corporation resulted from an amalgamation, under section 185 of the Canada Business Corporations Act, of the corporations set out in the attached articles of amalgamation.	JE CERTIFIE que la société susmentionnée est issue d’une fusion, en vertu de l’article 185 de la Loi canadienne sur les sociétés par actions, des sociétés dont les dénominations apparaissent dans les statuts de fusion ci-joints.
Isabelle Foley Deputy Director / Directeur adjoint 2021-12-30 Date of Amalgamation (YYYY-MM-DD) Date de fusion (AAAA-MM-JJ)

Canada Business Corporations Act (CBCA) FORM 9 ARTICLES OF AMALGAMATION (Section 185) 1 - Corporate name of the amalgamated corporation Cenovus Energy Inc. 2 - The province or territory in Canada where the registered office is situated (do not indicate the full address) Alberta 3 - The classes and any maximum number of shares that the corporation is authorized to issue The attached “Schedule of Share Capital” is incorporated into and forms a part of this form. 4 - Restrictions, if any, on share transfers None 5 - Minimum and maximum number of directors (for a fixed number of directors, please indicate the same number in both boxes) Minimum number 3 Maximum number 17 6 - Restrictions, if any, on the business the corporation may carry on None 7 - Other provisions, if any The attached schedule “Other Provisions” is incorporated into and forms part of this form. 8 - The amalgamation has been approved pursuant to that section or subsection of the Act which is indicated as follows: 183 - Long form : 184(1) - Vertical short-form : 184(2) - Horizontal short-form : approved by special X approved by resolution of approved by resolution of resolution of shareholders directors directors 9 - Declaration I hereby certify that I am a director or an authorized officer of the following corporation: Name of the amalgamating corporations Corporation number Signature Cenovus Energy Inc. +XVN\_2LO_2SHUDWLRQV_/LPLWHG 1362930-9 Note: Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5,000 or to imprisonment for a term not exceeding six months or to both (subsection 250(1) of the CBCA).

SCHEDULE OF SHARE CAPITAL

CENOVUS ENERGY INC.

The Corporation is authorized to issue Common Shares in an unlimited number and First Preferred Shares and Second Preferred Shares, in each case, in a number within the limitations on issue set out below.

1.	The rights, privileges, restrictions and conditions attaching to the Common Shares are as follows:

(a)

Payment of Dividends: Subject to applicable law, the holders of the Common Shares will be entitled to receive dividends if, as and when declared by the board of directors of the Corporation (the “Board”), in such amounts and payable in such manner as the Board may from time to time determine. Subject to the rights of the holders of any other class of shares of the Corporation entitled to receive dividends in priority to or rateably with the holders of the Common Shares, the Board may in its sole discretion declare dividends on the Common Shares to the exclusion of any other class of shares of the Corporation.

(b)

Participation upon Liquidation, Dissolution or Winding Up: In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the Common Shares will, subject to the rights of the holders of any other class of shares of the Corporation entitled to receive the assets of the Corporation upon such a distribution in priority to or rateably with the holders of the Common Shares, be entitled to participate rateably in any distribution of the assets of the Corporation.

(c)

Voting Rights: Subject to applicable law, the holders of the Common Shares will be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and to one vote in respect of each Common Share held at all such meetings, except at separate meetings of or on separate votes by the holders of another class or series of shares of the Corporation.

2.	The rights, privileges, restrictions and conditions attaching to the First Preferred Shares are as follows:

(a)

Authority to Issue in One or More Series: The First Preferred Shares may, at any time and from time to time, be issued in one or more series. Subject to the following provisions, the Board may by resolution fix from time to time before the issue thereof the number of shares in, and determine the designation, rights, privileges, restrictions and conditions attaching to the shares of, each series of First Preferred Shares.

(b)

Voting Rights: Except as hereinafter referred to or as required by applicable law, the holders of First Preferred Shares as a class will not be entitled as such to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation. The holders of any particular series of First Preferred Shares will, if the Board so determines prior to the issuance of any such series, be entitled to such voting rights as may be determined by the Board if the Corporation fails to pay dividends on that series of First Preferred Shares for any period as may be so determined by the Board.

(c)

Limitation on Issue: The Board may not issue any First Preferred Shares, if by so doing, the aggregate number of First Preferred Shares and Second Preferred Shares that would then be issued and outstanding would exceed 20 percent of the aggregate number of Common Shares then issued and outstanding.

(d)

Ranking of First Preferred Shares: The First Preferred Shares will be entitled to priority over the Second Preferred Shares and the Common Shares and over any other shares ranking junior to the First Preferred Shares with respect to the payment of dividends and the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding up of the Corporation or other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.

(e)

Dividends Preferential: Except with the consent in writing of the holders of all the First Preferred Shares outstanding, no dividend shall be declared and paid, or set apart for payment, on the Second Preferred Shares or the Common Shares or on any other shares ranking junior to the First Preferred Shares unless and until all dividends, if any, up to and including any dividend payable for the last completed period for which such dividend is payable on each series of First Preferred Shares outstanding have been declared and paid or set apart for payment.

3.	The rights, privileges, restrictions and conditions attaching to the Second Preferred Shares are as follows:

(a)

Authority to Issue in One or More Series: The Second Preferred Shares may, at any time and from time to time, be issued in one or more series. Subject to the following provisions, the Board may by resolution fix from time to time before the issue thereof the number of shares in, and determine the designation, rights, privileges, restrictions and conditions attaching to the shares of, each series of Second Preferred Shares.

(b)

Voting Rights: Except as hereinafter referred to or as required by applicable law, the holders of Second Preferred Shares as a class will not be entitled as such to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation. The holders of any particular series of Second Preferred Shares will, if the Board so determines prior to the issuance of any such series, be entitled to such voting rights as may be determined by the Board if the Corporation fails to pay dividends on that series of Second Preferred Shares for any period as may be so determined by the Board.

(c)

Limitation on Issue: The Board may not issue any Second Preferred Shares if by so doing the aggregate number of First Preferred Shares and Second Preferred Shares that would then be issued and outstanding would exceed 20 percent of the aggregate number of Common Shares then issued and outstanding.

(d)

Ranking of Second Preferred Shares: The Second Preferred Shares will rank junior to the First Preferred Shares, but will be entitled to priority over the Common Shares and over any other shares ranking junior to the Second Preferred Shares with respect to the payment of dividends and the distribution of assets of the Corporation in the event of the liquidation, dissolution or winding up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up of its affairs.

(e)

Dividends Preferential: Except with the consent in writing of the holders of all the Second Preferred Shares outstanding, no dividend can be declared and paid on or set apart for payment on the Common Shares or on any other shares ranking junior to the Second Preferred Shares unless and until all dividends, if any, up to and including any dividend payable for the last completed period for which such dividend is payable on each series of Second Preferred Shares outstanding have been declared and paid or set apart for payment.

SCHEDULE “A”

CENOVUS ENERGY INC.

(the “Corporation”)

The first series of First Preferred Shares of the Corporation shall consist of 12,000,000 shares designated as Cumulative Redeemable First Preferred Shares, Series 1 (the “Series 1 First Preferred Shares”). In addition to the rights, privileges, restrictions and conditions attaching to the First Preferred Shares as a class, the rights, privileges, restrictions and conditions attaching to the Series 1 First Preferred Shares shall be as follows:

1.	Interpretation

(a)	In these Series 1 First Preferred Share provisions, the following expressions have the meanings indicated:

(i)

“Annual Fixed Dividend Rate” means: (i) for the Initial Fixed Rate Period, 2.404%; and (ii) thereafter, for any Fixed Rate Period, the annual rate of interest (expressed as a percentage rounded to the nearest one hundred-thousandth of one percent (with 0.000005% being rounded up)) equal to the sum of the Government of Canada Yield on the applicable Fixed Rate Calculation Date and 1.73%;

(ii)

“Bloomberg Screen GCAN5YR Page” means the display designated as page “GCAN5YR<INDEX>” on the Bloomberg Financial L.P. service or its successor service (or such other page as may replace the “GCAN5YR<INDEX>” page on that service or its successor service) for purposes of displaying Government of Canada bond yields;

(iii)	“Board of Directors” means the board of directors of the Corporation;

(iv)

“Book-Based System” means the record entry securities transfer and pledge system administered by the System Operator in accordance with the operating rules and procedures of the System Operator in force from time to time and any successor system thereof;

(v)	“Book-Entry Holder” means the person that is the beneficial holder of a Book- Entry Share;

(vi)	“Book-Entry Shares” means the Series 1 First Preferred Shares held through the Book-Based System;

(vii)	“Business Day” means a day on which chartered banks are generally open for business in both Calgary, Alberta and Toronto, Ontario;

(viii)	“CDS” means CDS Clearing and Depository Services Inc. or any successor thereof;

(ix)	“Common Shares” means the common shares of the Corporation;

(x)	“Definitive Share” means a fully registered, typewritten, printed, lithographed, engraved or otherwise produced share certificate representing one or more Series 1 First Preferred Shares;

(xi)

“Dividend Payment Date” means the last day of March, June, September and December in each year; provided that, if such date is not a Business Day, the applicable Dividend Payment Date will be the next succeeding Business Day;

(xii)	“First Dividend Payment Date” means the first Dividend Payment Date occurring after the Issue Date;

(xiii)	“First Preferred Shares” means the First Preferred Shares of the Corporation;

(xiv)

“Fixed Rate Period” means: (i) first, the Initial Fixed Rate Period; (ii) second, the period from and including the day immediately following the last day of the Initial Fixed Rate Period to, but excluding, March 31 in the fifth year thereafter; and (iii) subsequently, the period from and including the day immediately following the last day of the immediately preceding Fixed Rate Period to, but excluding, March 31 in the fifth year thereafter;

(xv)	“Fixed Rate Calculation Date” means, for any Fixed Rate Period, the 30th day prior to the first day of such Fixed Rate Period;

(xvi)

“Floating Quarterly Dividend Rate” means, for any Quarterly Floating Rate Period, the annual rate of interest (expressed as a percentage rounded to the nearest one hundred-thousandth of one percent (with 0.000005% being rounded up)) equal to the sum of the T-Bill Rate on the applicable Floating Rate Calculation Date and 1.73%;

(xvii)	“Floating Rate Calculation Date” means, for any Quarterly Floating Rate Period, the 30th day prior to the first day of such Quarterly Floating Rate Period;

(xviii)	“Global Certificate” means the global certificate representing outstanding Book- Entry Shares;

(xix)

“Government of Canada Yield” on any date means the yield to maturity on such date (assuming semi-annual compounding) of a Canadian dollar denominated non-callable Government of Canada bond with a term to maturity of five years as quoted as of 10:00 a.m. (Toronto time) on such date and that appears on the Bloomberg Screen GCAN5YR Page on such date; provided that if such rate does not appear on the Bloomberg Screen GCAN5YR Page on such date, then the Government of Canada Yield shall mean the arithmetic average of the yields quoted to the Corporation by two registered Canadian investment dealers selected by the Corporation as being the annual yield to maturity on such date, compounded semi-annually, that a non-callable Government of Canada bond would carry if issued, in Canadian dollars in Canada, at 100% of its principal amount on such date with a term to maturity of five years;

(xx)	“Initial Fixed Rate Period” means the period from and including the Issue Date, to, but excluding, March 31, 2021;

(xxi)	“Issue Date” means the date the Series 1 First Preferred Shares created pursuant to these Articles of Amendment are issued;

(xxii)

“Liquidation” means the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs;

(xxiii)	“Participants” means the participants in the Book-Based System;

(xxiv)

“Pro Rated Dividend” means the amount determined by multiplying the amount of the dividend payable for a Quarter in which a Liquidation, conversion or redemption is to occur by four and multiplying that product by a fraction, the numerator of which is the number of days from and including the Dividend Payment Date immediately preceding the date fixed for Liquidation, conversion or redemption to but excluding such date and the denominator of which is 365 or 366, depending upon the actual number of days in the applicable year;

(xxv)	“Quarter” means a three-month period ending on a Dividend Payment Date;

(xxvi)	“Quarterly Commencement Date” means the last day of March, June, September and December in each year;

(xxvii)	“Quarterly Floating Rate Period” means the period from and including a Quarterly Commencement Date to but excluding the next succeeding Quarterly Commencement Date;

(xxviii)	“Series 1 Conversion Date” means March 31, 2021, and March 31 in every fifth year thereafter;

(xxix)	“Series 2 First Preferred Shares” means the Cumulative Redeemable First Preferred Shares, Series 2 of the Corporation;

(xxx)	“System Operator” means CDS or its nominee or any successor thereof; and

(xxxi)

“T-Bill Rate” means, for any Quarterly Floating Rate Period, the average yield expressed as an annual rate on 90 day Government of Canada treasury bills, as reported by the Bank of Canada, for the most recent treasury bills auction preceding the applicable Floating Rate Calculation Date.

(b)

The expressions “on a parity with”, “ranking prior to”; “ranking junior to” and similar expressions refer to the order of priority in the payment of dividends or in the distribution of assets in the event of any Liquidation.

(c)

If any day on which any dividend on the Series 1 First Preferred Shares is payable by the Corporation or on or by which any other action is required to be taken by the Corporation is not a Business Day, then such dividend shall be payable and such other action may be taken on or by the next succeeding day that is a Business Day.

2.	Dividends

(a)

During each Fixed Rate Period, the holders of the Series 1 First Preferred Shares shall be entitled to receive and the Corporation shall pay, as and when declared by the Board of Directors, out of the moneys of the Corporation properly applicable to the payment of dividends, fixed cumulative preferential cash dividends, payable quarterly, in the amount per Series 1 First Preferred Share determined by multiplying one quarter of the Annual Fixed Dividend Rate for such Fixed Rate Period by $25.00. Each such dividend payable to the holders of Series 1 First Preferred Shares shall be paid (less any tax required to be deducted or withheld by the Corporation), if declared by the Board of Directors, on each Dividend Payment Date; provided, however, that the amount of the dividend payable to each holder of Series 1 First Preferred Shares on the First Dividend Payment Date under this paragraph 2(a) shall be reduced by the amount, if any, of any dividend paid or other distribution made on any securities (for the purpose of this paragraph, the “initial securities”) transferred to the Corporation in exchange for the issuance of such Series 1 First Preferred Shares in respect of all or part of such Quarter ended on or prior to the First Dividend Payment Date pursuant to the rights, privileges, restrictions and conditions attaching to such initial securities.

(b)

On each Fixed Rate Calculation Date, the Corporation shall determine the Annual Fixed Dividend Rate for the ensuing Fixed Rate Period. Each such determination shall, in the absence of manifest error, be final and binding upon the Corporation and upon all holders of Series 1 First Preferred Shares. The Corporation shall, on each Fixed Rate Calculation Date, give written notice of the Annual Fixed Dividend Rate for the ensuing Fixed Rate Period to the registered holders of the then outstanding Series 1 First Preferred Shares. Each such notice shall be given by electronic transmission, by facsimile transmission or by ordinary unregistered first class prepaid mail addressed to each holder of Series 1 First Preferred Shares at the last address of such holder as it appears on the books of the Corporation or, in the event of the address of any holder not so appearing, to the address of such holder last known to the Corporation.

(c)

If a dividend has been declared for a Quarter and a date is fixed for a Liquidation, redemption or conversion that is prior to the Dividend Payment Date for such Quarter, a Pro Rated Dividend shall be payable on the date fixed for such Liquidation, redemption or conversion instead of the dividend declared, but if such Liquidation, redemption or conversion does not occur, then the full amount of the dividend declared shall be payable on the originally scheduled Dividend Payment Date.

(d)

If the dividend payable on any Dividend Payment Date is not paid in full on such date on all of the Series 1 First Preferred Shares then outstanding, such dividend or the unpaid part of it shall be paid on a subsequent date or dates to be determined by the Board of Directors on which the Corporation shall have sufficient moneys properly applicable, under the provisions of any applicable law, to the payment of the dividend.

(e)

Cheques of the Corporation payable in lawful money of Canada at par at any branch of the Corporation’s bankers in Canada may be issued in respect of the dividends (less any tax or other amount required to be deducted or withheld) and payment of the cheques shall satisfy such dividends, or payments in respect of dividends may be made in any other manner determined by the Corporation.

(f)	The holders of the Series 1 First Preferred Shares shall not be entitled to any dividend other than as specified in this paragraph (2).

3.	Purchase for Cancellation

Subject to the provisions of paragraphs (5) and (9) and subject to such provisions of the Canada Business Corporations Act as may be applicable, the Corporation may at any time or times purchase (if obtainable) for cancellation all or any part of the Series 1 First Preferred Shares outstanding from time to time

(a)	through the facilities of any stock exchange on which the Series 1 First Preferred Shares are listed,

(b)	by invitation for tenders addressed to all the holders of record of the Series 1 First Preferred Shares outstanding, or

(c)	in any other manner,

at the lowest price or prices at which, in the opinion of the Board of Directors, such shares are obtainable. If upon any invitation for tenders under the provisions of this paragraph (3) more Series 1 First Preferred Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is willing to purchase, the Corporation shall accept, to the extent required, the tenders submitted at the lowest price and then, if and as required, the tenders submitted at the next progressively higher prices, and if more shares are tendered at any such price than the Corporation is prepared to purchase, then the shares tendered at such price shall be purchased as nearly as may be pro rata (disregarding fractions) according to the number of Series 1 First Preferred Shares so tendered by each of the holders of Series 1 First Preferred Shares who submit tenders at that price. From and after the date of purchase of any Series 1 First Preferred Shares under the provisions of this paragraph (3), the shares so purchased shall be restored to the status of authorized but unissued shares.

4.	Redemption

(a)

Subject to the provisions of paragraph (9), on March 31, 2021, and on March 31 in every fifth year thereafter, the Corporation, upon giving notice as herein provided, may redeem all or any part of the Series 1 First Preferred Shares by the payment of an amount in cash for each share to be redeemed equal to $25.00 (such amount being the “redemption amount”) plus all accrued and unpaid dividends thereon to but excluding the date fixed for redemption (the whole constituting the “cash redemption price”).

(b)

In any case of redemption of Series 1 First Preferred Shares under the provisions of this paragraph (4), the Corporation shall, at least 30 days and not more than 60 days before the date specified for redemption, mail to each person who at the date of mailing is a registered holder of Series 1 First Preferred Shares to be redeemed a written notice of the intention of the Corporation to redeem such Series 1 First Preferred Shares. Such notice shall be mailed in a prepaid letter addressed to each such holder at the holder’s address as it appears on the books of the Corporation or, in the event of the address of any such holder not so appearing, to the last known address of such holder; provided, however, that accidental failure to give any such notice to one or more of such holders shall not affect the validity of such redemption. Such notice shall set out the cash redemption price and the date on which redemption is to take place and, if part only of the Series 1 First Preferred Shares held by the person to whom it is addressed is to be redeemed, the number so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Series 1 First Preferred Shares to be redeemed the cash redemption price (less any tax or other amount required to be deducted or withheld) on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the certificates for the Series 1 First Preferred Shares called for redemption, subject to the provisions of paragraph (14). Such payment shall be made by cheque payable at par at any branch of the Corporation’s bankers in Canada. Such Series 1 First Preferred Shares shall then be and be deemed to be redeemed and shall be restored to the status of authorized but unissued shares. If a part only of the shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified in any such notice, the Series 1 First Preferred Shares called for redemption shall cease to be entitled to dividends and the holders shall not be entitled to exercise any of the rights of holders in respect thereof unless payment of the cash redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected. The Corporation shall have the right, at any time after the mailing of notice of its intention to redeem any Series 1 First Preferred Shares, to deposit the cash redemption price (less any tax or other amount required to be deducted or withheld) of the shares so called for redemption, or of such of the shares represented by certificates that have not at the date of such deposit been surrendered by the holders in connection with such redemption, to a special account in any chartered bank or any trust company in Canada named in such notice, to be paid without interest to or to the order of the respective holders of such Series 1 First Preferred Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing such shares. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Series 1 First Preferred Shares in respect of which such deposit shall have been made shall then be and be deemed to be redeemed and shall be restored to the status of authorized but unissued shares and the rights of the holders after such deposit or such redemption date shall be limited to receiving without interest their proportionate part of the total cash redemption price so deposited against presentation and surrender of the certificates held by them respectively. Any interest allowed on any such deposit shall belong to the Corporation and any unclaimed funds remaining on deposit on the fifth anniversary date of the redemption shall be dealt with in accordance with the provisions of the Unclaimed Personal Property and Vested Property Act (Alberta). Subject to such provisions of the Canada Business Corporations Act as may be applicable, if less than all of the then outstanding Series 1 First Preferred Shares is at any time to be redeemed, the shares so to be redeemed shall be selected by lot in such manner as the Board of Directors or the transfer agent and registrar, if any, appointed by the Corporation in respect of such shares shall decide, or, if the Board of Directors so decides, such shares may be redeemed pro rata (disregarding fractions).

5.	Conversion into Series 2 First Preferred Shares

(a)

Holders of Series 1 First Preferred Shares shall have the right to convert on each Series 1 Conversion Date, subject to the provisions hereof, all or any of their Series 1 First Preferred Shares into Series 2 First Preferred Shares on the basis of one Series 2 First Preferred Share for each Series 1 First Preferred Share. The Corporation shall, not more than 60 days and not less than 30 days prior to the applicable Series 1 Conversion Date, give notice in writing in accordance with the provisions of subparagraph (2)(b) to the then. registered holders of the Series 1 First Preferred Shares of the conversion right provided for in this paragraph (5), which notice shall set out the Series 1 Conversion Date and instructions to such holders as to the method by which such conversion right may be exercised. On the 30th day prior to each Series 1 Conversion Date, the Corporation shall give notice in writing to the then registered holders of the Series 1 First Preferred Shares of the Annual Fixed Dividend Rate for the Series 1 First Preferred Shares for the next succeeding Fixed Rate Period and the Floating Quarterly Dividend Rate for the Series 2 First Preferred Shares for the next succeeding Quarterly Floating Rate Period. Such notice shall be delivered in accordance with the provisions of subparagraph (2)(b).

(b)

If the Corporation gives notice as provided in paragraph (4) to the holders of the Series 1 First Preferred Shares of the redemption of all of the Series 1 First Preferred Shares, then the right of a holder of Series 1 First Preferred Shares to convert such Series 1 First Preferred Shares shall terminate effective on the date of such notice and the Corporation shall not be required to give the notice specified in subparagraph (a) of this paragraph (5).

(c)

Holders of Series 1 First Preferred Shares shall not be entitled to convert their Series 1 First Preferred Shares into Series 2 First Preferred Shares on a Series 1 Conversion Date if the Corporation determines that there would remain outstanding on a Series 1 Conversion Date less than 1,000,000 Series 2 First Preferred Shares, after having taken into account all Series 1 First Preferred Shares tendered for conversion into Series 2 First Preferred Shares and all Series 2 First Preferred Shares tendered for conversion into Series 1 First Preferred Shares, and the Corporation shall give notice in writing thereof in accordance with the provisions of subparagraph (2)(b) to all affected registered holders of the Series 1 First Preferred Shares at least seven days prior to the applicable Series 1 Conversion Date and shall issue and deliver, or cause to be delivered, prior to such Series 1 Conversion Date, at the expense of the Corporation, to such holders of Series 1 First Preferred Shares who have surrendered for conversion any certificate or certificates representing Series 1 First Preferred Shares, certificates representing the Series 1 First Preferred Shares represented by any certificate or certificates so surrendered.

(d)

If the Corporation determines that there would remain outstanding on a Series 1 Conversion Date less than 1,000,000 Series 1 First Preferred Shares, after having taken into account all Series 1 First Preferred Shares tendered for conversion into Series 2 First Preferred Shares and all Series 2 First Preferred Shares tendered for conversion into Series 1 First Preferred Shares on such Series 1 Conversion Date, then all of the remaining outstanding Series 1 First Preferred Shares shall be converted automatically into Series 2 First Preferred Shares on the basis of one Series 2 First Preferred Share for each Series 1 First Preferred Share on the applicable Series 1 Conversion Date and the Corporation shall give notice in writing thereof in accordance with the provisions of subparagraph (2)(b) to the then registered holders of such remaining Series 1 First Preferred Shares at least seven days prior to the Series 1 Conversion Date.

(e)

The conversion right may be exercised by a holder of Series 1 First Preferred Shares by notice in writing, in a form satisfactory to the Corporation (the “Series 1 Conversion Notice”), which notice must be received by the transfer agent and registrar for the Series 1 First Preferred Shares at the principal office in Toronto or Calgary of such transfer agent and registrar not earlier than the 30th day prior to, but not later than 5:00 p.m. (Toronto time) on the 15th day preceding, a Series 1 Conversion Date. The Series 1 Conversion Notice shall indicate the number of Series 1 First Preferred Shares to be converted. Once received by the transfer agent and registrar on behalf of the Corporation, the election of a holder to convert is irrevocable. Except in the case where the Series 2 First Preferred Shares are in the Book-Based System, if the Series 2 First Preferred Shares are to be registered in a name or names different from the name or names of the registered holder of the Series 1 First Preferred Shares to be converted, the Series 1 Conversion Notice shall contain written notice in form and execution satisfactory to such transfer agent and registrar directing the Corporation to register the Series 2 First Preferred Shares in some other name or names (the “Series 2 Transferee”) and stating the name or names (with addresses) and a written declaration, if required by the Corporation or by applicable law, as to the residence and share ownership status of the Series 2 Transferee and such other matters as may be required by such law in order to determine the entitlement of such Series 2 Transferee to hold such Series 2 First Preferred Shares.

(f)

If all remaining outstanding Series 1 First Preferred Shares are to be converted into Series 2 First Preferred Shares on the applicable Series 1 Conversion Date as provided for in subparagraph (d) of this paragraph (5), the Series 1 First Preferred Shares that holders have not previously elected to convert shall be converted on the Series 1 Conversion Date into Series 2 First Preferred Shares and the holders thereof shall be deemed to be holders of Series 2 First Preferred Shares at 5:00 p.m. (Toronto time) on the Series 1 Conversion Date and shall be entitled, upon surrender during regular business hours at the principal office in Toronto or Calgary of the transfer agent and registrar of the Corporation of the certificate or certificates representing Series 1 First Preferred Shares not previously surrendered for conversion, to receive a certificate or certificates representing the same number of Series 2 First Preferred Shares in the manner and subject to the provisions of this paragraph (5) and paragraph (14).

(g)

Subject to subparagraph (h) of this paragraph (5) and paragraph (14), as promptly as practicable after the Series 1 Conversion Date the Corporation shall deliver or cause to be delivered certificates representing the Series 2 First Preferred Shares registered in the name of the holders of the Series 1 First Preferred Shares to be converted, or as such holders shall have directed, on presentation and surrender at the principal office in Toronto or Calgary of the transfer agent and registrar for the Series 1 First Preferred Shares of the certificate or certificates for the Series 1 First Preferred Shares to be converted. If only a part of such Series 1 First Preferred Shares represented by any certificate shall be converted, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified in any Series 2 Conversion Notice, the Series 1 First Preferred Shares converted into Series 2 First Preferred Shares shall cease to be outstanding and shall be restored to the status of authorized but unissued shares, and the holders thereof shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights of holders in respect thereof unless the Corporation, subject to paragraph (14), shall fail to deliver to the holders of the Series 1 First Preferred Shares to be converted share certificates representing the Series 2 First Preferred Shares into which such shares have been converted.

(h)

The obligation of the Corporation to issue Series 2 First Preferred Shares upon conversion of any Series 1 First Preferred Shares shall be deferred during the continuance of any one or more of the following events:

(i)	the issuing of such Series 2 First Preferred Shares is prohibited pursuant to any agreement or arrangement entered into by the Corporation to assure its solvency or continued operation;

(ii)	the issuing of such Series 2 First Preferred Shares is prohibited by law or by any regulatory or other authority having jurisdiction over the Corporation that is acting in conformity with law; or

(iii)	for any reason beyond its control, the Corporation is unable to issue Series 2 First Preferred Shares or is unable to deliver Series 2 First Preferred Shares.

(i)

The Corporation reserves the right not to deliver Series 2 First Preferred Shares to any person that the Corporation or its transfer agent and registrar has reason to believe is a person whose address is in, or that the Corporation or its transfer agent and registrar has reason to believe is a resident of, any jurisdiction outside Canada if such delivery would require the Corporation to take any action to comply with the securities laws of such jurisdiction. In those circumstances, the Corporation shall hold, as agent of any such person, all or the relevant number of Series 2 First Preferred Shares, and the Corporation shall attempt to sell such Series 2 First Preferred Shares to parties other than the Corporation and its affiliates on behalf of any such person. Such sales (if any) shall be made at such times and at such prices as the Corporation, in its sole discretion, may determine. The Corporation shall not be subject to any liability for failure to sell Series 2 First Preferred Shares on behalf of any such person at all or at any particular price or on any particular day. The net proceeds received by the Corporation from the sale of any such Series 2 First Preferred Shares (less any tax or other amount required to be deducted or withheld) shall be delivered to any such person, after deducting the costs of sale, by cheque or in any other manner determined by the Corporation.

6.	Liquidation, Dissolution or Winding-up

In the event of a Liquidation, the holders of the Series 1 First Preferred Shares shall be entitled to receive $25.00 per Series 1 First Preferred Share plus all accrued and unpaid dividends thereon, which for such purpose shall be calculated on a pro rata basis for the period from and including the last Dividend Payment Date on which dividends on the Series 1 First Preferred Shares have been paid to but excluding the date of such Liquidation, before any amount shall be paid or any property or assets of the Corporation shall be distributed to the holders of the Common Shares or to the holders of any other shares ranking junior to the Series 1 First Preferred Shares in any respect. After payment to the holders of the Series 1 First Preferred Shares of the amount so payable to them pursuant to this paragraph (6), they shall not, as such, be entitled to share in any further distribution of the property or assets of the Corporation.

7.	Voting Rights

The holders of Series 1 First Preferred Shares will not be entitled (except as otherwise provided by law and except for meetings of the holders of First Preferred Shares as a class and meetings of the holders of Series 1 First Preferred Shares as a series) to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation unless and until the Corporation shall have failed to pay eight quarterly dividends on the Series 1 First Preferred Shares, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any moneys of the Corporation for the payment of such dividends. In the event of such non-payment, the holders of Series 1 First Preferred Shares shall have the right to receive notice of and to attend each meeting of shareholders of the Corporation at which directors are to be elected and which take place more than 60 days after the date on which the failure first occurs (other than separate meetings of holders of another class or series of shares), and such holders of Series 1 First Preferred Shares shall have the right, at any such meeting, to one vote with respect to resolutions to elect directors for each Series 1 First Preferred Share held until all such arrears of dividends have been paid, whereupon such rights shall cease unless and until the same default shall again arise under the provisions of this paragraph (7).

8.	Restrictions on Partial Redemption or Purchase

So long as any of the Series 1 First Preferred Shares are outstanding, the Corporation shall not call for redemption, purchase, reduce or otherwise pay for less than all the Series 1 First Preferred Shares and all other preferred shares then outstanding ranking prior to or on a parity with the Series 1 First Preferred Shares with respect to payment of dividends unless all dividends up to and including the dividends payable on the last preceding Dividend Payment Dates on all such shares then outstanding shall have been declared and paid or set apart for payment at the date of such call for redemption, purchase, reduction or other payment.

9.	Restrictions on Payment of Dividends and Reduction of Junior Capital

So long as any of the Series 1 First Preferred Shares are outstanding, the Corporation shall not:

(a)

declare, pay or set apart for payment any dividends (other than stock dividends in shares of the Corporation ranking junior to the Series 1 First Preferred Shares) on the Common Shares or any other shares of the Corporation ranking junior to the Series 1 First Preferred Shares with respect to payment of dividends; or

(b)

call for redemption, purchase, reduce the stated capital maintained by the Corporation or otherwise pay for any shares of the Corporation ranking junior to the Series 1 First Preferred Shares with respect to repayment of capital or with respect to payment of dividends;

unless all dividends up to and including the dividends payable on the last preceding Dividend Payment Dates on the Series 1 First Preferred Shares and on all other preferred shares ranking prior to or on a parity with the Series 1 First Preferred Shares with respect to payment of dividends then outstanding shall have been declared and paid or set apart for payment at the date of any such action referred to in subparagraphs 9(a) and (b).

10.	Issue of Additional Preferred Shares

No class of shares may be created or issued ranking as to repayment of capital or payment of dividends prior to the Series 1 First Preferred Shares without the prior approval of the holders of the Series 1 First Preferred Shares given as specified in paragraph (11), nor shall the number of Series 1 First Preferred Shares be increased without such approval; provided, however, that nothing in this paragraph (10) shall prevent the Corporation from creating additional series of Preferred Shares on a parity with the Series 1 First Preferred Shares and, if all dividends then payable on the Series 1 First Preferred Shares shall have been paid or set apart for payment, from issuing additional series of Preferred Shares without such approval.

11.	Sanction by Holders of Series 1 First Preferred Shares

The approval of the holders of the Series 1 First Preferred Shares with respect to any and all matters referred to in these share provisions may be given in writing by all of the holders of the Series 1 First Preferred Shares outstanding or by resolution duly passed and carried by not less than two-thirds of the votes cast on a poll at a meeting of the holders of the Series 1 First Preferred Shares duly called and held for the purpose of considering the subject matter of such resolution and at which holders of not less than a majority of all Series 1 First Preferred Shares then outstanding are present in person or represented by proxy in accordance with the by-laws of the Corporation; provided, however, that if at any such meeting, when originally held, the holders of at least a majority of all Series 1 First Preferred Shares then outstanding are not present in person or so represented by proxy within 30 minutes after the time fixed for the meeting, then the meeting shall be adjourned to such date, being not less than 15 days later, and to such time and place as may be fixed by the chairman of such meeting, and at such adjourned meeting the holders of Series 1 First Preferred Shares present in person or so represented by proxy, whether or not they hold a majority of all Series 1 First Preferred Shares then outstanding, may transact the business for which the meeting was originally called, and a resolution duly passed and carried by not less than two-thirds of the votes cast on a poll at such adjourned meeting shall constitute the approval of the holders of the Series 1 First Preferred Shares. Notice of any such original meeting of the holders of the Series 1 First Preferred Shares shall be given not less than 21 days prior to the date fixed for such meeting and shall specify in general terms the purpose for which the meeting is called, and notice of any such adjourned meeting shall be given not less than 10 days prior to the date fixed for such adjourned meeting, but it shall not be necessary to specify in such notice the purpose for which the adjourned meeting is called. The formalities to be observed with respect to the giving of notice of any such original meeting or adjourned meeting and the conduct of it shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at any such original meeting or adjourned meeting, each holder of Series 1 First Preferred Shares present in person or represented by proxy shall be entitled to one vote for each of the Series 1 First Preferred Shares held by such holder.

12.	Tax Election

The Corporation shall elect, in the manner and within the time provided under section 191.2 of the Income Tax Act (Canada) or any successor or replacement provision of similar effect, to pay tax at a rate, and shall take all other action necessary and permitted under such Act, such that no corporate holder of Series 1 First Preferred Shares shall be required to pay tax on dividends received on, the Series 1 First Preferred Shares under section 187.2 of such Act or any successor or replacement provision of similar effect.

13.	Withholding Tax

Notwithstanding any other provision of these share provisions, the Corporation may deduct or withhold from any payment, distribution, issuance or delivery (whether in cash or in shares) to be made pursuant to these share provisions any amounts required by law to be deducted or withheld from any such payment, distribution, issuance or delivery and shall remit any such amounts to the relevant tax authority as required. If the cash component of any payment, distribution, issuance or delivery to be made pursuant to these share provisions is less than the amount that the Corporation is so required to deduct or withhold, the Corporation shall be permitted to deduct and withhold from any non-cash payment, distribution, issuance or delivery to be made pursuant to these share provisions any amounts required by law to be deducted or withheld from any such payment, distribution, issuance or delivery and to dispose of such property in order to remit any amount required to be remitted to any relevant tax authority. Notwithstanding the foregoing, the amount of any payment, distribution, issuance or delivery made to a holder of Series l First Preferred Shares pursuant to these share provisions shall be considered to be the amount of the payment, distribution, issuance or delivery received by such holder plus any amount deducted or withheld pursuant to this paragraph (13). Holders of Series 1 First Preferred Shares shall be responsible for all withholding and other taxes imposed under Part XIII or section 116 of the Income Tax Act (Canada), or any successor or replacement provision of similar effect, in respect of any payment, distribution, issuance or delivery made or credited to them pursuant to these share provisions or in respect of the Series 1 First Preferred Shares and shall indemnify and hold harmless the Corporation on an after-tax basis for any such taxes imposed on any payment, distribution, issuance or delivery made or credited to them pursuant to these share provisions or in respect of the Series 1 First Preferred Shares.

14.	Book-Based System

(a)

Subject to the provisions of subparagraphs (b) and (c) of this paragraph (14) and notwithstanding the provisions of paragraphs (1) through (13) of these share provisions, the Series 1 First Preferred Shares shall be evidenced by a single fully registered Global Certificate representing the aggregate number of Series 1 First Preferred Shares issued by the Corporation which shall be held by, or on behalf of, the System Operator as custodian of the Global Certificate for the Participants or issued to the System Operator in uncertificated form and, in either case, registered in the name of “CDS & Co.” (or in such other name as the System Operator may use from time to time as its nominee for purposes of the Book-Based System), and registrations of ownership, transfers, surrenders and conversions of Series 1 First Preferred Shares shall be made only through the Book-Based System. Accordingly, subject to subparagraph (c) of this paragraph (14), no beneficial holder of Series 1 First Preferred Shares shall receive a certificate or other instrument from the Corporation or the System Operator evidencing such holder’s ownership thereof, and no such holder shall be shown on the records maintained by the System Operator except through a book-entry account of a Participant acting on behalf of such holder.

(b)	Notwithstanding the provisions of paragraphs (1) through (13), so long as the System Operator is the registered holder of the Series 1 First Preferred Shares:

(i)

the System Operator shall be considered the sole owner of the Series 1 First Preferred Shares for the purposes of receiving notices or payments on or in respect of the Series 1 First Preferred Shares or the delivery of Series 2 First Preferred Shares and certificates, if any, therefor upon the exercise of rights of conversion; and

(ii)

the Corporation, pursuant to the exercise of rights of redemption or conversion, shall deliver or cause to be delivered to the System Operator, for the benefit of the beneficial holders of the Series 1 First Preferred Shares, the cash redemption price for the Series 1 First Preferred Shares or certificates, if any, for Series 2 First Preferred Shares against delivery to the Corporation’s account with the System Operator of such holders’ Series 1 First Preferred Shares.

(c)

If the Corporation determines that the System Operator is no longer willing or able to discharge properly its responsibilities with respect to the Book-Based System and the Corporation is unable to locate a qualified successor or the Corporation elects, or is required by applicable law, to withdraw the Series 1 First Preferred Shares from the Book- Based System, then subparagraphs (a) and (b) of this paragraph shall no longer be applicable to the Series 1 First Preferred Shares and the Corporation shall notify Book- Entry Holders through the System Operator of the occurrence of any such event or election and of the availability of Definitive Shares to Book-Entry Holders. Upon surrender by the System Operator of the Global Certificate, if applicable, to the transfer agent and registrar for the Series 1 First Preferred Shares accompanied by registration instructions for re-registration, the Corporation shall execute and deliver Definitive Shares. The Corporation shall not be liable for any delay in delivering such instructions and may conclusively act and rely on and shall be protected in acting and relying on such instructions. Upon the issuance of Definitive Shares, the Corporation shall recognize the registered holders of such Definitive Shares and the Book-Entry Shares for which such Definitive Shares have been substituted shall be void and of no further effect.

(d)

The provisions of paragraphs (1) through (13) and the exercise of rights of redemption and conversion with respect to Series 1 First Preferred Shares are subject to the provisions of this paragraph (14), and to the extent that there is any inconsistency or conflict between such provisions, the provisions of this paragraph (14) shall prevail.

15.	Wire or Electronic Transfer of Funds

Notwithstanding any other right, privilege, restriction or condition attaching to the Series 1 First Preferred Shares, the Corporation may, at its option, make any payment due to registered holders of Series 1 First Preferred Shares by way of a wire or electronic transfer of funds to such holders. If a payment is made by way of a wire or electronic transfer of funds, the Corporation shall be responsible for any applicable charges or fees relating to the making of such transfer. As soon as practicable following the determination by the Corporation that a payment is to be made by way of a wire or electronic transfer of funds, the Corporation shall provide a notice to the applicable registered holders of Series 1 First Preferred Shares at their respective addresses appearing on the books of the Corporation. Such notice shall request that each applicable registered holder of Series 1 First Preferred Shares provide the particulars of an account of such holder with a chartered bank in Canada to which the wire or electronic transfer of funds shall be directed. If the Corporation does not receive account particulars from a registered holder of Series 1 First Preferred Shares prior to the date such payment is to be made, the Corporation shall deposit the funds otherwise payable to such holder in a special account or accounts in trust for such holder. The making of a payment by way of a wire or electronic transfer of funds or the deposit by the Corporation of funds otherwise payable to a holder in a special account or accounts in trust for such holder shall be deemed to constitute payment by the Corporation on the date thereof and shall satisfy and discharge all liabilities of the Corporation for such payment to the extent of the amount represented by such transfer or deposit.

16.	Amendments

The provisions attaching to the Series 1 First Preferred Shares may be deleted, varied, modified, amended or amplified by articles of amendment with such approval as may then be required by the Canada Business Corporations Act with any such approval to be given in accordance with paragraph (11) and with any required approvals of any stock exchanges on which the Series 1 First Preferred Shares may be listed.

SCHEDULE “B”

Attached to and forming part of the

Articles of Amendment of

CENOVUS ENERGY INC.

(the “Corporation”)

The second series of First Preferred Shares of the Corporation shall consist of 12,000,000 shares designated as Cumulative Redeemable First Preferred Shares, Series 2 (the “Series 2 First Preferred Shares”). In addition to the rights, privileges, restrictions and conditions attaching to the First Preferred Shares as a class, the rights, privileges, restrictions and conditions attaching to the Series 2 First Preferred Shares shall be as follows:

1.	Interpretation

(a)	In these Series 2 First Preferred Share provisions, the following expressions have the meanings indicated:

(i)

“Annual Fixed Dividend Rate” means: (i) for the Initial Fixed Rate Period, 2.404%; and (ii) thereafter, for any Fixed Rate Period, the annual rate of interest (expressed as a percentage rounded to the nearest one hundred-thousandth of one percent (with 0.000005% being rounded up)) equal to the sum of the Government of Canada Yield on the applicable Fixed Rate Calculation Date and 1.73%;

(ii)

“Bloomberg Screen GCAN5YR Page” means the display designated as page “GCAN5YR<INDEX>” on the Bloomberg Financial L.P. service or its successor service (or such other page as may replace the “GCAN5YR<INDEX>” page on that service or its successor service) for purposes of displaying Government of Canada bond yields;

(iii)	“Board of Directors” means the board of directors of the Corporation;

(iv)

“Book-Based System” means the record entry securities transfer and pledge system administered by the System Operator in accordance with the operating rules and procedures of the System Operator in force from time to time and any successor system thereof;

(v)	“Book-Entry Holder” means the person that is the beneficial holder of a Book- Entry Share;

(vi)	“Book-Entry Shares” means the Series 2 First Preferred Shares held through the Book-Based System;

(vii)	“Business Day” means a day on which chartered banks are generally open for business in both Calgary, Alberta and Toronto, Ontario;

(viii)	“CDS” means CDS Clearing and Depository Services Inc. or any successor thereof;

(ix)	“Common Shares” means the common shares of the Corporation;

(x)	“Definitive Share” means a fully registered, typewritten, printed, lithographed, engraved or otherwise produced share certificate representing one or more Series 2 First Preferred Shares;

(xi)

“Dividend Payment Date” means the last day of March, June, September and December in each year; provided that, if such date is not a Business Day, the applicable Dividend Payment Date will be the next succeeding Business Day;

(xii)	“First Dividend Payment Date” means the first Dividend Payment Date occurring after the Issue Date;

(xiii)	“First Preferred Shares” means the First Preferred Shares of the Corporation;

(xiv)

“Fixed Rate Period” means: (i) first, the Initial Fixed Rate Period; (ii) second, the period from and including the day immediately following the last day of the Initial Fixed Rate Period to, but excluding, March 31 in the fifth year thereafter; and (iii) subsequently, the period from and including the day immediately following the last day of the immediately preceding Fixed Rate Period to, but excluding, March 31 in the fifth year thereafter;

(xv)	“Fixed Rate Calculation Date” means, for any Fixed Rate Period, the 30th day prior to the first day of such Fixed Rate Period;

(xvi)

“Floating Quarterly Dividend Rate” means, for any Quarterly Floating Rate Period, the annual rate of interest (expressed as a percentage rounded to the nearest one hundred-thousandth of one percent (with 0.000005% being rounded up)) equal to the sum of the T-Bill Rate on the applicable Floating Rate Calculation Date and 1.73%;

(xvii)	“Floating Rate Calculation Date” means, for any Quarterly Floating Rate Period, the 30th day prior to the first day of such Quarterly Floating Rate Period;

(xviii)	“Global Certificate” means the global certificate representing outstanding Book- Entry Shares;

(xix)

“Government of Canada Yield” on any date means the yield to maturity on such date (assuming semi-annual compounding) of a Canadian dollar denominated non-callable Government of Canada bond with a term to maturity of five years as quoted as of 10:00 a.m. (Toronto time) on such date and that appears on the Bloomberg Screen GCAN5YR Page on such date; provided that if such rate does not appear on the Bloomberg Screen GCAN5YR Page on such date, then the Government of Canada Yield shall mean the arithmetic average of the yields quoted to the Corporation by two registered Canadian investment dealers selected by the Corporation as being the annual yield to maturity on such date, compounded semi-annually, that a non-callable Government of Canada bond would carry if issued, in Canadian dollars in Canada, at 100% of its principal amount on such date with a term to maturity of five years;

(xx)	“Initial Fixed Rate Period” means the period from and including the Issue Date to, but excluding, March 31, 2021;

(xxi)	“Issue Date” means the date the Series 2 First Preferred Shares created pursuant to these Articles of Amendment are issued;

(xxii)

“Liquidation” means the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs;

(xxiii)	“Participants” means the participants in the Book-Based System;

(xxiv)

“Pro Rated Dividend” means the amount determined by multiplying the amount of the dividend payable for a Quarter in which a Liquidation, conversion or redemption is to occur by four and multiplying that product by a fraction, the numerator of which is the number of days from and including the Dividend Payment Date immediately preceding the date fixed for Liquidation, conversion or redemption to but excluding such date and the denominator of which is 365 or 366, depending upon the actual number of days in the applicable year;

(xxv)	“Quarter” means a three-month period ending on a Dividend Payment Date;

(xxvi)	“Quarterly Commencement Date” means the last day of March, June, September and December in each year;

(xxvii)	“Quarterly Floating Rate Period” means the period from and including a Quarterly Commencement Date to but excluding the next succeeding Quarterly Commencement Date;

(xxviii)	“Series 1 First Preferred Shares” means the Cumulative Redeemable First Preferred Shares, Series 1 of the Corporation;

(xxix)	“Series 2 Conversion Date” means March 31, 2021, and March 31 in every fifth year thereafter;

(xxx)	“System Operator” means CDS or its nominee or any successor thereof; and

(xxxi)

“T-Bill Rate” means, for any Quarterly Floating Rate Period, the average yield expressed as an annual rate on 90 day Government of Canada treasury bills, as reported by the Bank of Canada, for the most recent treasury bills auction preceding the applicable Floating Rate Calculation Date.

(b)

The expressions “on a parity with”, “ranking prior to”, ‘‘ranking junior to” and similar expressions refer to the order of priority in the payment of dividends or in the distribution of assets in the event of any Liquidation.

(c)

If any day on which any dividend on the Series 2 First Preferred Shares is payable by the Corporation or on or by which any other action is required to be taken by the Corporation is not a Business Day, then such dividend shall be payable and such other action may be taken on or by the next succeeding day that is a Business Day.

2.	Dividends

(a)

During each Quarterly Floating Rate Period, the holders of the Series 2 First Preferred Shares shall be entitled to receive and the Corporation shall pay, as and when declared by the Board of Directors, out of the moneys of the Corporation properly applicable to the payment of dividends, cumulative preferential cash dividends, payable quarterly, in the amount per Series 2 First Preferred Share determined by multiplying the Floating Quarterly Dividend Rate for such Quarterly Floating Rate Period by $25.00 and multiplying that product by a fraction, the numerator of which is the actual number of days in such Quarterly Floating Rate Period and the denominator of which is 365 or 366, depending on the actual number of days in the applicable year. Each such dividend payable to the holders of Series 2 First Preferred Shares shall be paid (less any tax required to be deducted or withheld by the Corporation), if declared by the Board of Directors, on each Dividend Payment Date; provided, however, that the amount of the dividend payable to each holder of Series 2 First Preferred Shares on the First Dividend Payment Date under this paragraph 2(a) shall be reduced by the amount, if any, of any dividend paid on any securities (for the purpose of this paragraph, the “initial securities”) transferred to the Corporation in exchange for the issuance of such Series 2 First Preferred Shares in respect of all or part of such Quarter ended on or prior to the First Dividend Payment Date pursuant to the rights, privileges, restrictions and conditions attaching to such initial securities.

(b)

On each Floating Rate Calculation Date, the Corporation shall determine the Floating Quarterly Dividend Rate for the ensuing Quarterly Floating Rate Period. Each such determination shall, in the absence of manifest error, be final and binding upon the Corporation and upon all holders of Series 2 First Preferred Shares. The Corporation shall, on each Floating Rate Calculation Date, give written notice of the Floating Quarterly Dividend Rate for the ensuing Quarterly Floating Rate Period to the registered holders of the then outstanding Series 2 First Preferred Shares. Each such notice shall be given by electronic transmission, by facsimile transmission or by ordinary unregistered first class prepaid mail addressed to each holder of Series 2 First Preferred Shares at the last address of such holder as it appears on the books of the Corporation or, in the event of the address of any holder not so appearing, to the address of such holder last known to the Corporation.

(c)

If a dividend has been declared for a Quarter and a date is fixed for a Liquidation, redemption or conversion that is prior to the Dividend Payment Date for such Quarter, a Pro Rated Dividend shall be payable on the date fixed for such Liquidation, redemption or conversion instead of the dividend declared, but if such Liquidation, redemption or conversion does not occur, then the full amount of the dividend declared shall be payable on the originally scheduled Dividend Payment Date.

(d)

If the dividend payable on any Dividend Payment Date is not paid in full on such date on all of the Series 2 First Preferred Shares then outstanding, such dividend or the unpaid part of it shall be paid on a subsequent date or dates to be determined by the Board of Directors on which the Corporation shall have sufficient moneys properly applicable, under the provisions of any applicable law, to the payment of the dividend.

(e)

Cheques of the Corporation payable in lawful money of Canada at par at any branch of the Corporation’s bankers in Canada may be issued in respect of the dividends (less any tax or other amount required to be deducted or withheld) and payment of the cheques shall satisfy such dividends, or payments in respect of dividends may be made in any other manner determined by the Corporation.

(f)	The holders of the Series 2 First Preferred Shares shall not be entitled to any dividend other than as specified in this paragraph (2).

3.	Purchase for Cancellation

Subject to the provisions of paragraphs (5) and (9) and subject to such provisions of the Canada Business Corporations Act as may be applicable, the Corporation may at any time or times purchase (if obtainable) for cancellation all or any part of the Series 2 First Preferred Shares outstanding from time to time

(a)	through the facilities of any stock exchange on which the Series 2 First Preferred Shares are listed,

(b)	by invitation for tenders addressed to all the holders of record of the Series 2 First Preferred Shares outstanding, or

(c)	in any other manner,

at the lowest price or prices at which, in the opinion of the Board of Directors, such shares are obtainable. If upon any invitation for tenders under the provisions of this paragraph (3) more Series 2 First Preferred Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is willing to purchase, the Corporation shall accept, to the extent required, the tenders submitted at the lowest price and then, if and as required, the tenders submitted at the next progressively higher prices, and if more shares are tendered at any such price than the Corporation is prepared to purchase, then the shares tendered at such price shall be purchased as nearly as may be pro rata (disregarding fractions) according to the number of Series 2 First Preferred Shares so tendered by each of the holders of Series 2 First Preferred Shares who submit tenders at that price. From and after the date of purchase of any Series 2 First Preferred Shares under the provisions of this paragraph (3), the shares so purchased shall be restored to the status of authorized but unissued shares.

4.	Redemption

(a)

Subject to the provisions of paragraph (9), the Corporation, upon giving notice as herein provided, may redeem all or any part of the Series 2 First Preferred Shares by the payment of an amount in cash for each share to be redeemed equal to

(i)	$25.00 in the case of a redemption on a Series 2 Conversion Date on or after March 31, 2021, or

(ii)	$25.50 in the case of a redemption on any other date after the Issue Date that is not a Series 2 Conversion Date,

(such amount being the “redemption amount”) plus all accrued and unpaid dividends thereon, which for such purpose shall be calculated on a pro rata basis for the period from and including the last Dividend Payment Date on which dividends on the Series 2 First Preferred Shares have been paid to but excluding the date fixed for redemption (the whole constituting the “cash redemption price”).

(b)

In any case of redemption of Series 2 First Preferred Shares under the provisions of this paragraph (4), the Corporation shall, at least 30 days and not more than 60 days before the date specified for redemption, mail to each person who at the date of mailing is a registered holder of Series 2 First Preferred Shares to be redeemed a written notice of the intention of the Corporation to redeem such Series 2 First Preferred Shares. Such notice shall be mailed in a prepaid letter addressed to each such holder at the holder’s address as it appears on the books of the Corporation or, in the event of the address of any such holder not so appearing, to the last known address of such holder; provided, however, that accidental failure to give any such notice to one or more of such holders shall not affect the validity of such redemption. Such notice shall set out the cash redemption price and the date on which redemption is to take place and, if part only of the Series 2 First Preferred Shares held by the person to whom it is addressed is to be redeemed, the number so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Series 2 First Preferred Shares to be redeemed the cash redemption price (less any tax or other amount required to be deducted or withheld) on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the certificates for the Series 2 First Preferred Shares called for redemption, subject to the provisions of paragraph (14). Such payment shall be made by cheque payable at par at any branch of the Corporation’s bankers in Canada. Such Series 2 First Preferred Shares shall then be and be deemed to be redeemed and shall be restored to the status of authorized but unissued shares. If a part only of the shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified in any such notice, the Series 2 First Preferred Shares called for redemption shall cease to be entitled to dividends and the holders shall not be entitled to exercise any of the rights of holders in respect thereof unless payment of the cash redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected. The Corporation shall have the right, at any time after the mailing of notice of its intention to redeem any Series 2 First Preferred Shares, to deposit the cash redemption price (less any tax or other amount required to be deducted or withheld) of the shares so called for redemption, or of such of the shares represented by certificates that have not at the date of such deposit been surrendered by the holders in connection with such redemption, to a special account in any chartered bank or any trust company in Canada named in such notice, to be paid without interest to or to the order of the respective holders of such Series 2 First Preferred Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing such shares. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Series 2 First Preferred Shares in respect of which such deposit shall have been made shall then be and be deemed to be redeemed and shall be restored to the status of authorized but unissued shares and the rights of the holders after such deposit or such redemption date shall be limited to receiving without interest their proportionate part of the total cash redemption price so deposited against presentation and surrender of the certificates held by them respectively. Any interest allowed on any such deposit shall belong to the Corporation and any unclaimed funds remaining on deposit on the fifth anniversary date of the redemption shall be dealt with in accordance with the provisions of the Unclaimed Personal Property and Vested Property Act (Alberta). Subject to such provisions of the Canada Business Corporations Act as may be applicable, if less than all of the then outstanding Series 2 First Preferred Shares is at any time to be redeemed, the shares so to be redeemed shall be selected by lot in such manner as the Board of Directors or the transfer agent and registrar, if any, appointed by the Corporation in respect of such shares shall decide, or, if the Board of Directors so decides, such shares may be redeemed pro rata (disregarding fractions).

5.	Conversion into Series 1 First Preferred Shares

(a)

Holders of Series 2 First Preferred Shares shall have the right to convert on each Series 2 Conversion Date, subject to the provisions hereof, all or any of their Series 2 First Preferred Shares into Series 1 First Preferred Shares on the basis of one Series 1 First Preferred Share for each Series 2 First Preferred Share. The Corporation shall, not more than 60 days and not less than 30 days prior to the applicable Series 2 Conversion Date, give notice in writing in accordance with the provisions of subparagraph 2(b) to the then registered holders of the Series 2 First Preferred Shares of the conversion right provided for in this paragraph (5), which notice shall set out the Series 2 Conversion Date and instructions to such holders as to the method by which such conversion right may be exercised. On the 30th day prior to each Series 2 Conversion Date, the Corporation shall give notice in writing to the then registered holders of the Series 2 First Preferred Shares of the Annual Fixed Dividend Rate for the Series 1 First Preferred Shares for the next succeeding Fixed Rate Period and the Floating Quarterly Dividend Rate for the Series 2 First Preferred Shares for the next succeeding Quarterly Floating Rate Period. Such notice shall be delivered in accordance with the provisions of subparagraph (2)(b).

(b)

If the Corporation gives notice as provided in paragraph (4) to the holders of the Series 2 First Preferred Shares of the redemption of all of the Series 2 First Preferred Shares, then the right of a holder of Series 2 First Preferred Shares to convert such Series 2 First Preferred Shares shall terminate effective on the date of such notice and the Corporation shall not be required to give the notice specified in subparagraph (a) of this paragraph (5).

(c)

Holders of Series 2 First Preferred Shares shall not be entitled to convert their Series 2 First Preferred Shares on a Series 2 Conversion Date into Series 1 First Preferred Shares if the Corporation determines that there would remain outstanding on a Series 2 Conversion Date less than 1,000,000 Series 1 First Preferred Shares, after having taken into account all Series 2 First Preferred Shares tendered for conversion into Series 1 First Preferred Shares and all Series 1 First Preferred Shares tendered for conversion into Series 2 First Preferred Shares, and the Corporation shall give notice in writing thereof in accordance with the provisions of subparagraph (2)(b) to all affected registered holders of the Series 2 First Preferred Shares at least seven days prior to the applicable Series 2 Conversion Date and shall issue and deliver, or cause to be delivered, prior to such Series 2 Conversion Date, at the expense of the Corporation, to such holders of Series 2 First Preferred Shares who have surrendered for conversion any certificate or certificates representing Series 2 First Preferred Shares, certificates representing the Series 2 First Preferred Shares represented by any certificate or certificates so surrendered.

(d)

If the Corporation determines that there would remain outstanding on a Series 2 Conversion Date less than 1,000,000 Series 2 First Preferred Shares, after having taken into account all Series 2 First Preferred Shares tendered for conversion into Series 1 First Preferred Shares and all Series 1 First Preferred Shares tendered for conversion into Series 2 First Preferred Shares on such Series 2 Conversion Date, then all of the remaining outstanding Series 2 First Preferred Shares shall be converted automatically into Series 1 First Preferred Shares on the basis of one Series 1 First Preferred Share for each Series 2 First Preferred Share on the applicable Series 2 Conversion Date and the Corporation shall give notice in writing thereof in accordance with the provisions of subparagraph (2)(b) to the then registered holders of such remaining Series 2 First Preferred Shares at least seven days prior to the Series 2 Conversion Date.

(e)

The conversion right may be exercised by a holder of Series 2 First Preferred Shares by notice in writing, in a form satisfactory to the Corporation (the “Series 2 Conversion Notice”), which notice must be received by the transfer agent and registrar for the Series 2 First Preferred Shares at the principal office in Toronto or Calgary of such transfer agent and registrar not earlier than the 30th day prior to, but not later than 5:00 p.m. (Toronto time) on the 15th day preceding, a Series 2 Conversion Date. The Series 2 Conversion Notice shall indicate the number of Series 2 First Preferred Shares to be converted. Once received by the transfer agent and registrar on behalf of the Corporation, the election of a holder to convert is irrevocable. Except in the case where the Series 1 First Preferred Shares are in the Book-Based System, if the Series 1 First Preferred Shares are to be registered in a name or names different from the name or names of the registered holder of the Series 2 First Preferred Shares to be converted, the Series 2 Conversion Notice shall contain written notice in form and execution satisfactory to such transfer agent and registrar directing the Corporation to register the Series 1 First Preferred Shares in some other name or names (the “Series 1 Transferee”) and stating the name or names (with addresses) and a written declaration, if required by the Corporation or by applicable law, as to the residence and share ownership status of the Series 1 Transferee and such other matters as may be required by such law in order to determine the entitlement of such Series 1 Transferee to hold such Series 1 First Preferred Shares.

(f)

If all remaining outstanding Series 2 First Preferred Shares are to be converted into Series 1 First Preferred Shares on the applicable Series 2 Conversion Date as provided for in subparagraph (d) of this paragraph (5), the Series 2 First Preferred Shares that holders have not previously elected to convert shall be converted on the Series 2 Conversion Date into Series l First Preferred Shares and the holders thereof shall be deemed to be holders of Series 1 First Preferred Shares at 5:00 p.m. (Toronto time) on the Series 2 Conversion Date and shall be entitled, upon surrender during regular business hours at the principal office in Toronto or Calgary of the transfer agent and registrar of the Corporation of the certificate or certificates representing Series 2 First Preferred Shares not previously surrendered for conversion, to receive a certificate or certificates representing the same number of Series 1 First Preferred Shares in the manner and subject to the provisions of this paragraph (5) and paragraph (14).

(g)

Subject to subparagraph (h) of this paragraph (5) and paragraph (14), as promptly as practicable after the Series 2 Conversion Date the Corporation shall deliver or cause to be delivered certificates representing the Series 1 First Preferred Shares registered in the name of the holders of the Series 2 First Preferred Shares to be converted, or as such holders shall have directed, on presentation and surrender at the principal office in Toronto or Calgary of the transfer agent and registrar for the Series 2 First Preferred Shares of the certificate or certificates for the Series 2 First Preferred Shares to be converted. If only a part of such Series 2 First Preferred Shares represented by any certificate shall be converted, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified in any Series 2 Conversion Notice, the Series 2 First Preferred Shares converted into Series 1 First Preferred Shares shall cease to be outstanding and shall be restored to the status of authorized but unissued shares, and the holders thereof shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights of holders in respect thereof unless the Corporation, subject to paragraph (14), shall fail to deliver to the holders of the Series 2 First Preferred Shares to be converted share certificates representing the Series 1 First Preferred Shares into which such shares have been converted.

(h)

The obligation of the Corporation to issue Series 1 First Preferred Shares upon conversion of any Series 2 First Preferred Shares shall be deferred during the continuance of any one or more of the following events:

(i)	the issuing of such Series 1 First Preferred Shares is prohibited pursuant to any agreement or arrangement entered into by the Corporation to assure its solvency or continued operation;

(ii)	the issuing of such Series 1 First Preferred Shares is prohibited by law or by any regulatory or other authority having jurisdiction over the Corporation that is acting in conformity with law; or

(iii)	for any reason beyond its control, the Corporation is unable to issue Series 1 First Preferred Shares or is unable to deliver Series 1 First Preferred Shares.

(i)

The Corporation reserves the right not to deliver Series 1 First Preferred Shares to any person that the Corporation or its transfer agent and registrar has reason to believe is a person whose address is in, or that the Corporation or its transfer agent and registrar has reason to believe is a resident of any jurisdiction outside Canada if such delivery would require the Corporation to take any action to comply with the securities laws of such jurisdiction. In those circumstances, the Corporation shall hold, as agent of any such person, all or the relevant number of Series 1 First Preferred Shares, and the Corporation shall attempt to sell such Series 1 First Preferred Shares to parties other than the Corporation and its affiliates on behalf of any such person. Such sales (if any) shall be made at such times and at such prices as the Corporation, in its sole discretion, may determine. The Corporation shall not be subject to any liability for failure to sell Series 1 First Preferred Shares on behalf of any such person at all or at any particular price or on any particular day. The net proceeds received by the Corporation from the sale of any such Series 1 First Preferred Shares (less any tax or other amount required to be deducted or withheld) shall be delivered to any such person, after deducting the costs of sale, by cheque or in any other manner determined by the Corporation.

6.	Liquidation, Dissolution or Winding-up

In the event of a Liquidation, the holders of the Series 2 First Preferred Shares shall be entitled to receive $25.00 per Series 2 First Preferred Share plus all accrued and unpaid dividends thereon, which for such purpose shall be calculated on a pro rata basis for the period from and including the last Dividend Payment Date on which dividends on the Series 2 First Preferred Shares have been paid to but excluding the date of such Liquidation, before any amount shall be paid or any property or assets of the Corporation shall be distributed to the holders of the Common Shares or to the holders of any other shares ranking junior to the Series 2 First Preferred Shares in any respect. After payment to the holders of the Series 2 First Preferred Shares of the amount so payable to them pursuant to this paragraph (6), they shall not, as such, be entitled to share in any further distribution of the property or assets of the Corporation.

7.	Voting Rights

The holders of Series 2 First Preferred Shares will not be entitled (except as otherwise provided by law and except for meetings of the holders of First Preferred Shares as a class and meetings of the holders of Series 2 First Preferred Shares as a series) to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation unless and until the Corporation shall have failed to pay eight quarterly dividends on the Series 2 First Preferred Shares, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any moneys of the Corporation for the payment of such dividends. In the event of such non-payment, the holders of Series 2 First Preferred Shares shall have the right to receive notice of and to attend each meeting of shareholders of the Corporation at which directors are to be elected and which take place more than 60 days after the date on which the failure first occurs (other than separate meetings of holders of another class or series of shares), and such holders of Series 2 First Preferred Shares shall have the right, at any such meeting, to one vote with respect to resolutions to elect directors for each Series 2 First Preferred Share held until all such arrears of dividends have been paid, whereupon such rights shall cease unless and until the same default shall again arise under the provisions of this paragraph (7).

8.	Restrictions on Partial Redemption or Purchase

So long as any of the Series 2 First Preferred Shares are outstanding, the Corporation shall not call for redemption, purchase, reduce or otherwise pay for less than all the Series 2 First Preferred Shares and all other preferred shares then outstanding ranking prior to or on a parity with the Series 2 First Preferred Shares with respect to payment of dividends unless all dividends up to and including the dividends payable on the last preceding Dividend Payment Dates on all such shares then outstanding shall have been declared and paid or set apart for payment at the date of such call for redemption, purchase, reduction or other payment.

9.	Restrictions on Payment of Dividends and Reduction of Junior Capital

So long as any of the Series 2 First Preferred Shares are outstanding, the Corporation shall not:

(a)

declare, pay or set apart for payment any dividends (other than stock dividends in shares of the Corporation ranking junior to the Series 2 First Preferred Shares) on the Common Shares or any other shares of the Corporation ranking junior to the Series 2 First Preferred Shares with respect to payment of dividends; or

(b)

call for redemption, purchase, reduce the stated capital maintained by the Corporation or otherwise pay for any shares of the Corporation ranking junior to the Series 2 First Preferred Shares with respect to repayment of capital or with respect to payment of dividends;

unless all dividends up to and including the dividends payable on the last preceding Dividend Payment Dates on the Series 2 First Preferred Shares and on all other preferred shares ranking prior to or on a parity with the Series 2 First Preferred Shares with respect to payment of dividends then outstanding shall have been declared and paid or set apart for payment at the date of any such action referred to in subparagraphs 9 (a) and (b).

10.	Issue of Additional Preferred Shares

No class of shares may be created or issued ranking as to repayment of capital or payment of dividends prior to the Series 2 First Preferred Shares without the prior approval of the holders of the Series 2 First Preferred Shares given as specified in paragraph (11), nor shall the number of Series 2 First Preferred Shares be increased without such approval; provided, however, that nothing in this paragraph (10) shall prevent the Corporation from creating additional series of Preferred Shares on a parity with the Series 2 First Preferred Shares and, if all dividends then payable on the Series 2 First Preferred Shares shall have been paid or set apart for payment, from issuing additional series of Preferred Shares without such approval.

11.	Sanction by Holders of Series 2 First Preferred Shares

The approval of the holders of the Series 2 First Preferred Shares with respect to any and all matters referred to in these share provisions may be given in writing by all of the holders of the Series 2 First Preferred Shares outstanding or by resolution duly passed and carried by not less than two-thirds of the votes cast on a poll at a meeting of the holders of the Series 2 First Preferred Shares duly called and held for the purpose of considering the subject matter of such resolution and at which holders of not less than a majority of all Series 2 First Preferred Shares then outstanding are present in person or represented by proxy in accordance with the by-laws of the Corporation; provided, however, that if at any such meeting, when originally held, the holders of at least a majority of all Series 2 First Preferred Shares then outstanding are not present in person or so represented by proxy within 30 minutes after the time fixed for the meeting, then the meeting shall be adjourned to such date, being not less than 15 days later, and to such time and place as may be fixed by the chairman of such meeting, and at such adjourned meeting the holders of Series 2 First Preferred Shares present in person or so represented by proxy, whether or not they hold a majority of all Series 2 First Preferred Shares then outstanding, may transact the business for which the meeting was originally called, and a resolution duly passed and carried by not less than two-thirds of the votes cast on a poll at such adjourned meeting shall constitute the approval of the holders of the Series 2 First Preferred Shares. Notice of any such original meeting of the holders of the Series 2 First Preferred Shares shall be given not less than 21 days prior to the date fixed for such meeting and shall specify in general terms the purpose for which the meeting is called, and notice of any such adjourned meeting shall be given not less than 10 days prior to the date fixed for such adjourned meeting, but it shall not be necessary to specify in such notice the purpose for which the adjourned meeting is called. The formalities to be observed with respect to the giving of notice of any such original meeting or adjourned meeting and the conduct of it shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at any such original meeting or adjourned meeting, each holder of Series 2 First Preferred Shares present in person or represented by proxy shall be entitled to one vote for each of the Series 2 First Preferred Shares held by such holder.

12.	Tax Election

The Corporation shall elect, in the manner and within the time provided under section 191.2 of the Income Tax Act (Canada) or any successor or replacement provision of similar effect, to pay tax at a rate, and shall take all other action necessary and permitted under such Act, such that no corporate holder of Series 2 First Preferred Shares shall be required to pay tax on dividends received on the Series 2 First Preferred Shares under section 187.2 of such Act or any successor or replacement provision of similar effect.

13.	Withholding Tax

(a)

Notwithstanding any other provision of these share provisions, the Corporation may deduct or withhold from any payment, distribution, issuance or delivery (whether in cash or in shares) to be made pursuant to these share provisions any amounts required by law to be deducted or withheld from any such payment, distribution, issuance or delivery and shall remit any such amounts to the relevant tax authority as required. If the cash component of any payment, distribution, issuance or delivery to be made pursuant to these share provisions is less than the amount that the Corporation is so required to deduct or withhold, the Corporation shall be permitted to deduct and withhold from any non-cash payment, distribution, issuance or delivery to be made pursuant to these share provisions any amounts required by law to be deducted or withheld from any such payment, distribution, issuance or delivery and to dispose of such property in order to remit any amount required to be remitted to any relevant tax authority.

(b)

Notwithstanding the foregoing, the amount of any payment, distribution, issuance or delivery made to a holder of Series 2 First Preferred Shares pursuant to these share provisions shall be considered to be the amount of the payment, distribution, issuance or delivery received by such holder plus any amount deducted or withheld pursuant to this paragraph (13).

(c)

Holders of Series 2 First Preferred Shares shall be responsible for all withholding and other taxes imposed under Part XIII or section 116 of the Income Tax Act (Canada), or any successor or replacement provision of similar effect, in respect of any payment, distribution, issuance or delivery made or credited to them pursuant to these share provisions or in respect of the Series 2 First Preferred Shares and shall indemnify and hold harmless the Corporation on an after-tax basis for any such taxes imposed on any payment, distribution, issuance or delivery made or credited to them pursuant to these share provisions or in respect of the Series 2 First Preferred Shares.

14.	Book-Based System

(a)

Subject to the provisions of subparagraphs (b) and (c) of this paragraph (14) and notwithstanding the provisions of paragraphs (1) through (13) of these share provisions, the Series 2 First Preferred Shares shall be evidenced by a single fully registered Global Certificate representing the aggregate number of Series 2 First Preferred Shares issued by the Corporation which shall be held by, or on behalf of, the System Operator as custodian of the Global Certificate for the Participants or issued to the System Operator in uncertificated form and, in either case, registered in the name of “CDS & Co.” (or in such other name as the System Operator may use from time to time as its nominee for purposes of the Book-Based System), and registrations of ownership, transfers, surrenders and conversions of Series 2 First Preferred Shares shall be made only through the Book-Based System. Accordingly, subject to subparagraph (c) of this paragraph (14), no beneficial holder of Series 2 First Preferred Shares shall receive a certificate or other instrument from the Corporation or the System Operator evidencing such holder’s ownership thereof, and no such holder shall be shown on the records maintained by the System Operator except through a book-entry account of a Participant acting on behalf of such holder.

(b)	Notwithstanding the provisions of paragraphs (1) through (13), so long as the System Operator is the registered holder of the Series 2 First Preferred Shares:

(i)

the System Operator shall be considered the sole owner of the Series 2 First Preferred Shares for the purposes of receiving notices or payments on or in respect of the Series 2 First Preferred Shares or the delivery of Series 1 First Preferred Shares and certificates, if any, therefor upon the exercise of rights of conversion; and

(ii)

the Corporation, pursuant to the exercise of rights of redemption or conversion, shall deliver or cause to be delivered to the System Operator, for the benefit of the beneficial holders of the Series 2 First Preferred Shares, the cash redemption price for the Series 2 First Preferred Shares or certificates, if any, for Series 1 First Preferred Shares against delivery to the Corporation’s account with the System Operator of such holders’ Series 2 First Preferred Shares.

(c)

If the Corporation determines that the System Operator is no longer willing or able to discharge properly its responsibilities with respect to the Book-Based System and the Corporation is unable to locate a qualified successor or the Corporation elects, or is required by applicable law, to withdraw the Series 2 First Preferred Shares from the Book-Based System, then subparagraphs (a) and (b) of this paragraph shall no longer be applicable to the Series 2 First Preferred Shares and the Corporation shall notify Book- Entry Holders through the System Operator of the occurrence of any such event or election and of the availability of Definitive Shares to Book-Entry Holders. Upon surrender by the System Operator of the Global Certificate, if applicable, to the transfer agent and registrar for the Series 2 First Preferred Shares accompanied by registration instructions for re-registration, the Corporation shall execute and deliver Definitive Shares. The Corporation shall not be liable for any delay in delivering such instructions and may conclusively act and rely on and shall be protected in acting and relying on such instructions. Upon the issuance of Definitive Shares, the Corporation shall recognize the registered holders of such Definitive Shares and the Book-Entry Shares for which such Definitive Shares have been substituted shall be void and of no further effect.

(d)

The provisions of paragraphs (1) through (13) and the exercise of rights of redemption and conversion with respect to Series 2 First Preferred Shares are subject to the provisions of this paragraph (14), and to the extent that there is any inconsistency or conflict between such provisions, the provisions of this paragraph (14) shall prevail.

15.	Wire or Electronic Transfer of Funds

Notwithstanding any other right, privilege, restriction or condition attaching to the Series 2 First Preferred Shares, the Corporation may, at its option, make any payment due to registered holders of Series 2 First Preferred Shares by way of a wire or electronic transfer of funds to such holders. If a payment is made by way of a wire or electronic transfer of funds, the Corporation shall be responsible for any applicable charges or fees relating to the making of such transfer. As soon as practicable following the determination by the Corporation that a payment is to be made by way of a wire or electronic transfer of funds, the Corporation shall provide a notice to the applicable registered holders of Series 2 First Preferred Shares at their respective addresses appearing on the books of the Corporation. Such notice shall request that each applicable registered holder of Series 2 First Preferred Shares provide the particulars of an account of such holder with a chartered bank in Canada to which the wire or electronic transfer of funds shall be directed. If the Corporation does not receive account particulars from a registered holder of Series 2 First Preferred Shares prior to the date such payment is to be made, the Corporation shall deposit the funds otherwise payable to such holder in a special account or accounts in trust for such holder. The making of a payment by way of a wire or electronic transfer of funds or the deposit by the Corporation of funds otherwise payable to a holder in a special account or accounts in trust for such holder shall be deemed to constitute payment by the Corporation on the date thereof and shall satisfy and discharge all liabilities of the Corporation for such payment to the extent of the amount represented by such transfer or deposit.

16.	Amendments

The provisions attaching to the Series 2 First Preferred Shares may be deleted, varied, modified, amended or amplified by articles of amendment with such approval as may then be required by the Canada Business Corporations Act, with any such approval to be given in accordance with paragraph (11) and with any required approvals of any stock exchanges on which the Series 2 First Preferred Shares may be listed.

SCHEDULE “C”

Attached to and forming part of the

Articles of Amendment of

CENOVUS ENERGY INC.

(the “Corporation”)

The third series of First Preferred Shares of the Corporation shall consist of 10,000,000 shares designated as Cumulative Redeemable First Preferred Shares, Series 3 (the “Series 3 First Preferred Shares”). In addition to the rights, privileges, restrictions and conditions attaching to the First Preferred Shares as a class, the rights, privileges, restrictions and conditions attaching to the Series 3 First Preferred Shares shall be as follows:

1.	Interpretation

(a)	In these Series 3 First Preferred Share provisions, the following expressions have the meanings indicated:

(i)

“Annual Fixed Dividend Rate” means: (i) for the Initial Fixed Rate Period, 4.689%; and (ii) thereafter, for any Fixed Rate Period, the annual rate of interest (expressed as a percentage rounded to the nearest one hundred-thousandth of one percent (with 0.000005% being rounded up)) equal to the sum of the Government of Canada Yield on the applicable Fixed Rate Calculation Date and 3.13%;

(ii)

“Bloomberg Screen GCAN5YR Page” means the display designated as page “GCAN5YR<INDEX>” on the Bloomberg Financial L.P. service or its successor service (or such other page as may replace the “GCAN5YR<INDEX>” page on that service or its successor service) for purposes of displaying Government of Canada bond yields;

(iii)	“Board of Directors” means the board of directors of the Corporation;

(iv)

“Book-Based System” means the record entry securities transfer and pledge system administered by the System Operator in accordance with the operating rules and procedures of the System Operator in force from time to time and any successor system thereof;

(v)	“Book-Entry Holder” means the person that is the beneficial holder of a Book-Entry Share;

(vi)	“Book-Entry Shares” means the Series 3 First Preferred Shares held through the Book-Based System;

(vii)	“Business Day” means a day on which chartered banks are generally open for business in both Calgary, Alberta and Toronto, Ontario;

(viii)	“CDS” means CDS Clearing and Depository Services Inc. or any successor thereof;

(ix)	“Common Shares” means the common shares of the Corporation;

(x)	“Definitive Share” means a fully registered, typewritten, printed, lithographed, engraved or otherwise produced share certificate representing one or more Series 3 First Preferred Shares;

(xi)

“Dividend Payment Date” means the last day of March, June, September and December in each year; provided that, if such date is not a Business Day, the applicable Dividend Payment Date will be the next succeeding Business Day;

(xii)	“First Dividend Payment Date” means the first Dividend Payment Date occurring after the Issue Date;

(xiii)	“First Preferred Shares” means the First Preferred Shares of the Corporation;

(xiv)

“Fixed Rate Period” means: (i) first, the Initial Fixed Rate Period; (ii) second, the period from and including the day immediately following the last day of the Initial Fixed Rate Period to, but excluding, December 31 in the fifth year thereafter; and (iii) subsequently, the period from and including the day immediately following the last day of the immediately preceding Fixed Rate Period to, but excluding, December 31 in the fifth year thereafter;

(xv)	“Fixed Rate Calculation Date” means, for any Fixed Rate Period, the 30th day prior to the first day of such Fixed Rate Period;

(xvi)

“Floating Quarterly Dividend Rate” means, for any Quarterly Floating Rate Period, the annual rate of interest (expressed as a percentage rounded to the nearest one hundred-thousandth of one percent (with 0.000005% being rounded up)) equal to the sum of the T-Bill Rate on the applicable Floating Rate Calculation Date and 3.13%;

(xvii)	“Floating Rate Calculation Date” means, for any Quarterly Floating Rate Period, the 30th day prior to the first day of such Quarterly Floating Rate Period;

(xviii)	“Global Certificate” means the global certificate representing outstanding Book- Entry Shares;

(xix)

“Government of Canada Yield” on any date means the yield to maturity on such date (assuming semi-annual compounding) of a Canadian dollar denominated non-callable Government of Canada bond with a term to maturity of five years as quoted as of 10:00 a.m. (Toronto time) on such date and that appears on the Bloomberg Screen GCAN5YR Page on such date; provided that if such rate does not appear on the Bloomberg Screen GCAN5YR Page on such date, then the Government of Canada Yield shall mean the arithmetic average of the yields quoted to the Corporation by two registered Canadian investment dealers selected by the Corporation as being the annual yield to maturity on such date, compounded semi-annually, that a non-callable Government of Canada bond would carry if issued, in Canadian dollars in Canada, at 100% of its principal amount on such date with a term to maturity of five years;

(xx)	“Initial Fixed Rate Period” means the period from and including the Issue Date to, but excluding, December 31, 2024;

(xxi)	“Issue Date” means the date the Series 3 First Preferred Shares created pursuant to these Articles of Amendment are issued;

(xxii)

“Liquidation” means the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs;

(xxiii)	“Participants” means the participants in the Book-Based System;

(xxiv)

“Pro Rated Dividend” means the amount determined by multiplying the amount of the dividend payable for a Quarter in which a Liquidation, conversion or redemption is to occur by four and multiplying that product by a fraction, the numerator of which is the number of days from and including the Dividend Payment Date immediately preceding the date fixed for Liquidation, conversion or redemption to but excluding such date and the denominator of which is 365 or 366, depending upon the actual number of days in the applicable year;

(xxv)	“Quarter” means a three-month period ending on a Dividend Payment Date;

(xxvi)	“Quarterly Commencement Date” means the last day of March, June, September and December in each year;

(xxvii)	“Quarterly Floating Rate Period” means the period from and including a Quarterly Commencement Date to but excluding the next succeeding Quarterly Commencement Date;

(xxviii)	“Series 3 Conversion Date” means December 31, 2024, and December 31 in every fifth year thereafter;

(xxix)	“Series 4 First Preferred Shares” means the Cumulative Redeemable First Preferred Shares, Series 4 of the Corporation;

(xxx)	“System Operator” means CDS or its nominee or any successor thereof; and

(xxxi)

“T-Bill Rate” means, for any Quarterly Floating Rate Period, the average yield expressed as an annual rate on 90 day Government of Canada treasury bills, as reported by the Bank of Canada, for the most recent treasury bills auction preceding the applicable Floating Rate Calculation Date.

(b)

The expressions “on a parity with”, “ranking prior to”; “ranking junior to” and similar expressions refer to the order of priority in the payment of dividends or in the distribution of assets in the event of any Liquidation.

(c)

If any day on which any dividend on the Series 3 First Preferred Shares is payable by the Corporation or on or by which any other action is required to be taken by the Corporation is not a Business Day, then such dividend shall be payable and such other action may be taken on or by the next succeeding day that is a Business Day.

2.	Dividends

(a)

During each Fixed Rate Period, the holders of the Series 3 First Preferred Shares shall be entitled to receive and the Corporation shall pay, as and when declared by the Board of Directors, out of the moneys of the Corporation properly applicable to the payment of dividends, fixed cumulative preferential cash dividends, payable quarterly, in the amount per Series 3 First Preferred Share determined by multiplying one quarter of the Annual Fixed Dividend Rate for such Fixed Rate Period by $25.00. Each such dividend payable to the holders of Series 3 First Preferred Shares shall be paid (less any tax required to be deducted or withheld by the Corporation), if declared by the Board of Directors, on each Dividend Payment Date; provided, however, that the amount of the dividend payable to each holder of Series 3 First Preferred Shares on the First Dividend Payment Date under this paragraph 2(a) shall be reduced by the amount, if any, of any dividend paid or other distribution made on any securities (for the purpose of this paragraph, the “initial securities”) transferred to the Corporation in exchange for the issuance of such Series 3 First Preferred Shares in respect of all or part of such Quarter ended on or prior to the First Dividend Payment Date pursuant to the rights, privileges, restrictions and conditions attaching to such initial securities.

(b)

On each Fixed Rate Calculation Date, the Corporation shall determine the Annual Fixed Dividend Rate for the ensuing Fixed Rate Period. Each such determination shall, in the absence of manifest error, be final and binding upon the Corporation and upon all holders of Series 3 First Preferred Shares. The Corporation shall, on each Fixed Rate Calculation Date, give written notice of the Annual Fixed Dividend Rate for the ensuing Fixed Rate Period to the registered holders of the then outstanding Series 3 First Preferred Shares. Each such notice shall be given by electronic transmission, by facsimile transmission or by ordinary unregistered first class prepaid mail addressed to each holder of Series 3 First Preferred Shares at the last address of such holder as it appears on the books of the Corporation or, in the event of the address of any holder not so appearing, to the address of such holder last known to the Corporation.

(c)

If a dividend has been declared for a Quarter and a date is fixed for a Liquidation, redemption or conversion that is prior to the Dividend Payment Date for such Quarter, a Pro Rated Dividend shall be payable on the date fixed for such Liquidation, redemption or conversion instead of the dividend declared, but if such Liquidation, redemption or conversion does not occur, then the full amount of the dividend declared shall be payable on the originally scheduled Dividend Payment Date.

(d)

If the dividend payable on any Dividend Payment Date is not paid in full on such date on all of the Series 3 First Preferred Shares then outstanding, such dividend or the unpaid part of it shall be paid on a subsequent date or dates to be determined by the Board of Directors on which the Corporation shall have sufficient moneys properly applicable, under the provisions of any applicable law, to the payment of the dividend.

(e)

Cheques of the Corporation payable in lawful money of Canada at par at any branch of the Corporation’s bankers in Canada may be issued in respect of the dividends (less any tax or other amount required to be deducted or withheld) and payment of the cheques shall satisfy such dividends, or payments in respect of dividends may be made in any other manner determined by the Corporation.

(f)	The holders of the Series 3 First Preferred Shares shall not be entitled to any dividend other than as specified in this paragraph (2).

3.	Purchase for Cancellation

Subject to the provisions of paragraphs (5) and (9) and subject to such provisions of the Canada Business Corporations Act as may be applicable, the Corporation may at any time or times purchase (if obtainable) for cancellation all or any part of the Series 3 First Preferred Shares outstanding from time to time

(a)	through the facilities of any stock exchange on which the Series 3 First Preferred Shares are listed,

(b)	by invitation for tenders addressed to all the holders of record of the Series 3 First Preferred Shares outstanding, or

(c)	in any other manner,

at the lowest price or prices at which, in the opinion of the Board of Directors, such shares are obtainable. If upon any invitation for tenders under the provisions of this paragraph (3) more Series 3 First Preferred Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is willing to purchase, the Corporation shall accept, to the extent required, the tenders submitted at the lowest price and then, if and as required, the tenders submitted at the next progressively higher prices, and if more shares are tendered at any such price than the Corporation is prepared to purchase, then the shares tendered at such price shall be purchased as nearly as may be pro rata (disregarding fractions) according to the number of Series 3 First Preferred Shares so tendered by each of the holders of Series 3 First Preferred Shares who submit tenders at that price. From and after the date of purchase of any Series 3 First Preferred Shares under the provisions of this paragraph (3), the shares so purchased shall be restored to the status of authorized but unissued shares.

4.	Redemption

(a)

Subject to the provisions of paragraph (9), on December 31, 2024, and on December 31 in every fifth year thereafter, the Corporation, upon giving notice as herein provided, may redeem all or any part of the Series 3 First Preferred Shares by the payment of an amount in cash for each share to be redeemed equal to $25.00 (such amount being the “redemption amount”) plus all accrued and unpaid dividends thereon to but excluding the date fixed for redemption (the whole constituting the “cash redemption price”).

(b)

In any case of redemption of Series 3 First Preferred Shares under the provisions of this paragraph (4), the Corporation shall, at least 30 days and not more than 60 days before the date specified for redemption, mail to each person who at the date of mailing is a registered holder of Series 3 First Preferred Shares to be redeemed a written notice of the intention of the Corporation to redeem such Series 3 First Preferred Shares. Such notice shall be mailed in a prepaid letter addressed to each such holder at the holder’s address as it appears on the books of the Corporation or, in the event of the address of any such holder not so appearing, to the last known address of such holder; provided, however, that accidental failure to give any such notice to one or more of such holders shall not affect the validity of such redemption. Such notice shall set out the cash redemption price and the date on which redemption is to take place and, if part only of the Series 3 First Preferred Shares held by the person to whom it is addressed is to be redeemed, the number so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Series 3 First Preferred Shares to be redeemed the cash redemption price (less any tax or other amount required to be deducted or withheld) on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the certificates for the Series 3 First Preferred Shares called for redemption, subject to the provisions of paragraph (14). Such payment shall be made by cheque payable at par at any branch of the Corporation’s bankers in Canada. Such Series 3 First Preferred Shares shall then be and be deemed to be redeemed and shall be restored to the status of authorized but unissued shares. If a part only of the shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified in any such notice, the Series 3 First Preferred Shares called for redemption shall cease to be entitled to dividends and the holders shall not be entitled to exercise any of the rights of holders in respect thereof unless payment of the cash redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected. The Corporation shall have the right, at any time after the mailing of notice of its intention to redeem any Series 3 First Preferred Shares, to deposit the cash redemption price (less any tax or other amount required to be deducted or withheld) of the shares so called for redemption, or of such of the shares represented by certificates that have not at the date of such deposit been surrendered by the holders in connection with such redemption, to a special account in any chartered bank or any trust company in Canada named in such notice, to be paid without interest to or to the order of the respective holders of such Series 3 First Preferred Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing such shares. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Series 3 First Preferred Shares in respect of which such deposit shall have been made shall then be and be deemed to be redeemed and shall be restored to the status of authorized but unissued shares and the rights of the holders after such deposit or such redemption date shall be limited to receiving without interest their proportionate part of the total cash redemption price so deposited against presentation and surrender of the certificates held by them respectively. Any interest allowed on any such deposit shall belong to the Corporation and any unclaimed funds remaining on deposit on the fifth anniversary date of the redemption shall be dealt with in accordance with the provisions of the Unclaimed Personal Property and Vested Property Act (Alberta). Subject to such provisions of the Canada Business Corporations Act as may be applicable, if less than all of the then outstanding Series 3 First Preferred Shares is at any time to be redeemed, the shares so to be redeemed shall be selected by lot in such manner as the Board of Directors or the transfer agent and registrar, if any, appointed by the Corporation in respect of such shares shall decide, or, if the Board of Directors so decides, such shares may be redeemed pro rata (disregarding fractions).

5.	Conversion into Series 4 First Preferred Shares

(a)

Holders of Series 3 First Preferred Shares shall have the right to convert on each Series 3 Conversion Date, subject to the provisions hereof, all or any of their Series 3 First Preferred Shares into Series 4 First Preferred Shares on the basis of one Series 4 First Preferred Share for each Series 3 First Preferred Share. The Corporation shall, not more than 60 days and not less than 30 days prior to the applicable Series 3 Conversion Date, give notice in writing in accordance with the provisions of subparagraph (2)(b) to the then registered holders of the Series 3 First Preferred Shares of the conversion right provided for in this paragraph (5), which notice shall set out the Series 3 Conversion Date and instructions to such holders as to the method by which such conversion right may be exercised. On the 30th day prior to each Series 3 Conversion Date, the Corporation shall give notice in writing to the then registered holders of the Series 3 First Preferred Shares of the Annual Fixed Dividend Rate for the Series 3 First Preferred Shares for the next succeeding Fixed Rate Period and the Floating Quarterly Dividend Rate for the Series 4 First Preferred Shares for the next succeeding Quarterly Floating Rate Period. Such notice shall be delivered in accordance with the provisions of subparagraph (2)(b).

(b)

If the Corporation gives notice as provided in paragraph (4) to the holders of the Series 3 First Preferred Shares of the redemption of all of the Series 3 First Preferred Shares, then the right of a holder of Series 3 First Preferred Shares to convert such Series 3 First Preferred Shares shall terminate effective on the date of such notice and the Corporation shall not be required to give the notice specified in subparagraph (a) of this paragraph (5).

(c)

Holders of Series 3 First Preferred Shares shall not be entitled to convert their Series 3 First Preferred Shares into Series 4 First Preferred Shares on a Series 3 Conversion Date if the Corporation determines that there would remain outstanding on a Series 3 Conversion Date less than 1,000,000 Series 4 First Preferred Shares, after having taken into account all Series 3 First Preferred Shares tendered for conversion into Series 4 First Preferred Shares and all Series 4 First Preferred Shares tendered for conversion into Series 3 First Preferred Shares, and the Corporation shall give notice in writing thereof in accordance with the provisions of subparagraph (2)(b) to all affected registered holders of the Series 3 First Preferred Shares at least seven days prior to the applicable Series 3 Conversion Date and shall issue and deliver, or cause to be delivered, prior to such Series 3 Conversion Date, at the expense of the Corporation, to such holders of Series 3 First Preferred Shares who have surrendered for conversion any certificate or certificates representing Series 3 First Preferred Shares, certificates representing the Series 3 First Preferred Shares represented by any certificate or certificates so surrendered.

(d)

If the Corporation determines that there would remain outstanding on a Series 3 Conversion Date less than 1,000,000 Series 3 First Preferred Shares, after having taken into account all Series 3 First Preferred Shares tendered for conversion into Series 4 First Preferred Shares and all Series 4 First Preferred Shares tendered for conversion into Series 3 First Preferred Shares on such Series 3 Conversion Date, then all of the remaining outstanding Series 3 First Preferred Shares shall be converted automatically into Series 4 First Preferred Shares on the basis of one Series 4 First Preferred Share for each Series 3 First Preferred Share on the applicable Series 3 Conversion Date and the Corporation shall give notice in writing thereof in accordance with the provisions of subparagraph (2)(b) to the then registered holders of such remaining Series 3 First Preferred Shares at least seven days prior to the Series 3 Conversion Date.

(e)

The conversion right may be exercised by a holder of Series 3 First Preferred Shares by notice in writing, in a form satisfactory to the Corporation (the “Series 3 Conversion Notice”), which notice must be received by the transfer agent and registrar for the Series 3 First Preferred Shares at the principal office in Toronto or Calgary of such transfer agent and registrar not earlier than the 30th day prior to, but not later than 5:00 p.m. (Toronto time) on the 15th day preceding, a Series 3 Conversion Date. The Series 3 Conversion Notice shall indicate the number of Series 3 First Preferred Shares to be converted. Once received by the transfer agent and registrar on behalf of the Corporation, the election of a holder to convert is irrevocable. Except in the case where the Series 4 First Preferred Shares are in the Book-Based System, if the Series 4 First Preferred Shares are to be registered in a name or names different from the name or names of the registered holder of the Series 3 First Preferred Shares to be converted, the Series 3 Conversion Notice shall contain written notice in form and execution satisfactory to such transfer agent and registrar directing the Corporation to register the Series 4 First Preferred Shares in some other name or names (the “Series 4 Transferee”) and stating the name or names (with addresses) and a written declaration, if required by the Corporation or by applicable law, as to the residence and share ownership status of the Series 4 Transferee and such other matters as may be required by such law in order to determine the entitlement of such Series 4 Transferee to hold such Series 4 First Preferred Shares.

(f)

If all remaining outstanding Series 3 First Preferred Shares are to be converted into Series 4 First Preferred Shares on the applicable Series 3 Conversion Date as provided for in subparagraph (d) of this paragraph (5), the Series 3 First Preferred Shares that holders have not previously elected to convert shall be converted on the Series 3 Conversion Date into Series 4 First Preferred Shares and the holders thereof shall be deemed to be holders of Series 4 First Preferred Shares at 5:00 p.m. (Toronto time) on the Series 3 Conversion Date and shall be entitled, upon surrender during regular business hours at the principal office in Toronto or Calgary of the transfer agent and registrar of the Corporation of the certificate or certificates representing Series 3 First Preferred Shares not previously surrendered for conversion, to receive a certificate or certificates representing the same number of Series 4 First Preferred Shares in the manner and subject to the provisions of this paragraph (5) and paragraph (14).

(g)

Subject to subparagraph (h) of this paragraph (5) and paragraph (14), as promptly as practicable after the Series 3 Conversion Date the Corporation shall deliver or cause to be delivered certificates representing the Series 4 First Preferred Shares registered in the name of the holders of the Series 3 First Preferred Shares to be converted, or as such holders shall have directed, on presentation and surrender at the principal office in Toronto or Calgary of the transfer agent and registrar for the Series 3 First Preferred Shares of the certificate or certificates for the Series 3 First Preferred Shares to be converted. If only a part of such Series 3 First Preferred Shares represented by any certificate shall be converted, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified in any Series 4 Conversion Notice, the Series 3 First Preferred Shares converted into Series 4 First Preferred Shares shall cease to be outstanding and shall be restored to the status of authorized but unissued shares, and the holders thereof shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights of holders in respect thereof unless the Corporation, subject to paragraph (14), shall fail to deliver to the holders of the Series 3 First Preferred Shares to be converted share certificates representing the Series 4 First Preferred Shares into which such shares have been converted.

(h)

The obligation of the Corporation to issue Series 4 First Preferred Shares upon conversion of any Series 3 First Preferred Shares shall be deferred during the continuance of any one or more of the following events:

(i)	the issuing of such Series 4 First Preferred Shares is prohibited pursuant to any agreement or arrangement entered into by the Corporation to assure its solvency or continued operation;

(ii)	the issuing of such Series 4 First Preferred Shares is prohibited by law or by any regulatory or other authority having jurisdiction over the Corporation that is acting in conformity with law; or

(iii)	for any reason beyond its control, the Corporation is unable to issue Series 4 First Preferred Shares or is unable to deliver Series 4 First Preferred Shares.

(i)

The Corporation reserves the right not to deliver Series 4 First Preferred Shares to any person that the Corporation or its transfer agent and registrar has reason to believe is a person whose address is in, or that the Corporation or its transfer agent and registrar has reason to believe is a resident of, any jurisdiction outside Canada if such delivery would require the Corporation to take any action to comply with the securities laws of such jurisdiction. In those circumstances, the Corporation shall hold, as agent of any such person, all or the relevant number of Series 4 First Preferred Shares, and the Corporation shall attempt to sell such Series 4 First Preferred Shares to parties other than the Corporation and its affiliates on behalf of any such person. Such sales (if any) shall be made at such times and at such prices as the Corporation, in its sole discretion, may determine. The Corporation shall not be subject to any liability for failure to sell Series 4 First Preferred Shares on behalf of any such person at all or at any particular price or on any particular day. The net proceeds received by the Corporation from the sale of any such Series 4 First Preferred Shares (less any tax or other amount required to be deducted or withheld) shall be delivered to any such person, after deducting the costs of sale, by cheque or in any other manner determined by the Corporation.

6.	Liquidation, Dissolution or Winding-up

In the event of a Liquidation, the holders of the Series 3 First Preferred Shares shall be entitled to receive $25.00 per Series 3 First Preferred Share plus all accrued and unpaid dividends thereon, which for such purpose shall be calculated on a pro rata basis for the period from and including the last Dividend Payment Date on which dividends on the Series 3 First Preferred Shares have been paid to but excluding the date of such Liquidation, before any amount shall be paid or any property or assets of the Corporation shall be distributed to the holders of the Common Shares or to the holders of any other shares ranking junior to the Series 3 First Preferred Shares in any respect. After payment to the holders of the Series 3 First Preferred Shares of the amount so payable to them pursuant to this paragraph (6), they shall not, as such, be entitled to share in any further distribution of the property or assets of the Corporation.

7.	Voting Rights

The holders of Series 3 First Preferred Shares will not be entitled (except as otherwise provided by law and except for meetings of the holders of First Preferred Shares as a class and meetings of the holders of Series 3 First Preferred Shares as a series) to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation unless and until the Corporation shall have failed to pay eight quarterly dividends on the Series 3 First Preferred Shares, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any moneys of the Corporation for the payment of such dividends. In the event of such non-payment, the holders of Series 3 First Preferred Shares shall have the right to receive notice of and to attend each meeting of shareholders of the Corporation at which directors are to be elected and which take place more than 60 days after the date on which the failure first occurs (other than separate meetings of holders of another class or series of shares), and such holders of Series 3 First Preferred Shares shall have the right, at any such meeting, to one vote with respect to resolutions to elect directors for each Series 3 First Preferred Share held until all such arrears of dividends have been paid, whereupon such rights shall cease unless and until the same default shall again arise under the provisions of this paragraph (7).

8.	Restrictions on Partial Redemption or Purchase

So long as any of the Series 3 First Preferred Shares are outstanding, the Corporation shall not call for redemption, purchase, reduce or otherwise pay for less than all the Series 3 First Preferred Shares and all other preferred shares then outstanding ranking prior to or on a parity with the Series 3 First Preferred Shares with respect to payment of dividends unless all dividends up to and including the dividends payable on the last preceding Dividend Payment Dates on all such shares then outstanding shall have been declared and paid or set apart for payment at the date of such call for redemption, purchase, reduction or other payment.

9.	Restrictions on Payment of Dividends and Reduction of Junior Capital

So long as any of the Series 3 First Preferred Shares are outstanding, the Corporation shall not:

(a)

declare, pay or set apart for payment any dividends (other than stock dividends in shares of the Corporation ranking junior to the Series 3 First Preferred Shares) on the Common Shares or any other shares of the Corporation ranking junior to the Series 3 First Preferred Shares with respect to payment of dividends; or

(b)

call for redemption, purchase, reduce the stated capital maintained by the Corporation or otherwise pay for any shares of the Corporation ranking junior to the Series 3 First Preferred Shares with respect to repayment of capital or with respect to payment of dividends;

unless all dividends up to and including the dividends payable on the last preceding Dividend Payment Dates on the Series 3 First Preferred Shares and on all other preferred shares ranking prior to or on a parity with the Series 3 First Preferred Shares with respect to payment of dividends then outstanding shall have been declared and paid or set apart for payment at the date of any such action referred to in subparagraphs 9(a) and (b).

10.	Issue of Additional Preferred Shares

No class of shares may be created or issued ranking as to repayment of capital or payment of dividends prior to the Series 3 First Preferred Shares without the prior approval of the holders of the Series 3 First Preferred Shares given as specified in paragraph (11), nor shall the number of Series 3 First Preferred Shares be increased without such approval; provided, however, that nothing in this paragraph (10) shall prevent the Corporation from creating additional series of Preferred Shares on a parity with the Series 3 First Preferred Shares and, if all dividends then payable on the Series 3 First Preferred Shares shall have been paid or set apart for payment, from issuing additional series of Preferred Shares without such approval.

11.	Sanction by Holders of Series 3 First Preferred Shares

The approval of the holders of the Series 3 First Preferred Shares with respect to any and all matters referred to in these share provisions may be given in writing by all of the holders of the Series 3 First Preferred Shares outstanding or by resolution duly passed and carried by not less than two-thirds of the votes cast on a poll at a meeting of the holders of the Series 3 First Preferred Shares duly called and held for the purpose of considering the subject matter of such resolution and at which holders of not less than a majority of all Series 3 First Preferred Shares then outstanding are present in person or represented by proxy in accordance with the by-laws of the Corporation; provided, however, that if at any such meeting, when originally held, the holders of at least a majority of all Series 3 First Preferred Shares then outstanding are not present in person or so represented by proxy within 30 minutes after the time fixed for the meeting, then the meeting shall be adjourned to such date, being not less than 15 days later, and to such time and place as may be fixed by the chairman of such meeting, and at such adjourned meeting the holders of Series 3 First Preferred Shares present in person or so represented by proxy, whether or not they hold a majority of all Series 3 First Preferred Shares then outstanding, may transact the business for which the meeting was originally called, and a resolution duly passed and carried by not less than two-thirds of the votes cast on a poll at such adjourned meeting shall constitute the approval of the holders of the Series 3 First Preferred Shares. Notice of any such original meeting of the holders of the Series 3 First Preferred Shares shall be given not less than 21 days prior to the date fixed for such meeting and shall specify in general terms the purpose for which the meeting is called, and notice of any such adjourned meeting shall be given not less than 10 days prior to the date fixed for such adjourned meeting, but it shall not be necessary to specify in such notice the purpose for which the adjourned meeting is called. The formalities to be observed with respect to the giving of notice of any such original meeting or adjourned meeting and the conduct of it shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at any such original meeting or adjourned meeting, each holder of Series 3 First Preferred Shares present in person or represented by proxy shall be entitled to one vote for each of the Series 3 First Preferred Shares held by such holder.

12.	Tax Election

The Corporation shall elect, in the manner and within the time provided under section 191.2 of the Income Tax Act (Canada) or any successor or replacement provision of similar effect, to pay tax at a rate, and shall take all other action necessary and permitted under such Act, such that no corporate holder of Series 3 First Preferred Shares shall be required to pay tax on dividends received on the Series 3 First Preferred Shares under section 187.2 of such Act or any successor or replacement provision of similar effect.

13.	Withholding Tax

Notwithstanding any other provision of these share provisions, the Corporation may deduct or withhold from any payment, distribution, issuance or delivery (whether in cash or in shares) to be made pursuant to these share provisions any amounts required by law to be deducted or withheld from any such payment, distribution, issuance or delivery and shall remit any such amounts to the relevant tax authority as required. If the cash component of any payment, distribution, issuance or delivery to be made pursuant to these share provisions is less than the amount that the Corporation is so required to deduct or withhold, the Corporation shall be permitted to deduct and withhold from any non-cash payment, distribution, issuance or delivery to be made pursuant to these share provisions any amounts required by law to be deducted or withheld from any such payment, distribution, issuance or delivery and to dispose of such property in order to remit any amount required to be remitted to any relevant tax authority. Notwithstanding the foregoing, the amount of any payment, distribution, issuance or delivery made to a holder of Series 3 First Preferred Shares pursuant to these share provisions shall be considered to be the amount of the payment, distribution, issuance or delivery received by such holder plus any amount deducted or withheld pursuant to this paragraph (13). Holders of Series 3 First Preferred Shares shall be responsible for all withholding and other taxes imposed under Part XIII or section 116 of the Income Tax Act (Canada), or any successor or replacement provision of similar effect, in respect of any payment, distribution, issuance or delivery made or credited to them pursuant to these share provisions or in respect of the Series 3 First Preferred Shares and shall indemnify and hold harmless the Corporation on an after-tax basis for any such taxes imposed on any payment, distribution, issuance or delivery made or credited to them pursuant to these share provisions or in respect of the Series 3 First Preferred Shares.

14.	Book-Based System

(a)

Subject to the provisions of subparagraphs (b) and (c) of this paragraph (14) and notwithstanding the provisions of paragraphs (1) through (13) of these share provisions, the Series 3 First Preferred Shares shall be evidenced by a single fully registered Global Certificate representing the aggregate number of Series 3 First Preferred Shares issued by the Corporation which shall be held by, or on behalf of, the System Operator as custodian of the Global Certificate for the Participants or issued to the System Operator in uncertificated form and, in either case, registered in the name of “CDS & Co.” (or in such other name as the System Operator may use from time to time as its nominee for purposes of the Book-Based System), and registrations of ownership, transfers, surrenders and conversions of Series 3 First Preferred Shares shall be made only through the Book-Based System. Accordingly, subject to subparagraph (c) of this paragraph (14), no beneficial holder of Series 3 First Preferred Shares shall receive a certificate or other instrument from the Corporation or the System Operator evidencing such holder’s ownership thereof, and no such holder shall be shown on the records maintained by the System Operator except through a book-entry account of a Participant acting on behalf of such holder.

(b)	Notwithstanding the provisions of paragraphs (1) through (13), so long as the System Operator is the registered holder of the Series 3 First Preferred Shares:

(i)

the System Operator shall be considered the sole owner of the Series 3 First Preferred Shares for the purposes of receiving notices or payments on or in respect of the Series 3 First Preferred Shares or the delivery of Series 4 First Preferred Shares and certificates, if any, therefor upon the exercise of rights of conversion; and

(ii)

the Corporation, pursuant to the exercise of rights of redemption or conversion shall deliver or cause to be delivered to the System Operator, for the benefit of the beneficial holders of the Series 3 First Preferred Shares, the cash redemption price for the Series 3 First Preferred Shares or certificates, if any, for Series 4 First Preferred Shares against delivery to the Corporation’s account with the System Operator of such holders’ Series 3 First Preferred Shares.

(c)

If the Corporation determines that the System Operator is no longer willing or able to discharge properly its responsibilities with respect to the Book-Based System and the Corporation is unable to locate a qualified successor or the Corporation elects, or is required by applicable law, to withdraw the Series 3 First Preferred Shares from the Book-Based System, then subparagraphs (a) and (b) of this paragraph shall no longer be applicable to the Series 3 First Preferred Shares and the Corporation shall notify Book- Entry Holders through the System Operator of the occurrence of any such event or election and of the availability of Definitive Shares to Book-Entry Holders. Upon surrender by the System Operator of the Global Certificate, if applicable, to the transfer agent and registrar for the Series 3 First Preferred Shares accompanied by registration instructions for re-registration, the Corporation shall execute and deliver Definitive Shares. The Corporation shall not be liable for any delay in delivering such instructions and may conclusively act and rely on and shall be protected in acting and relying on such instructions. Upon the issuance of Definitive Shares, the Corporation shall recognize the registered holders of such Definitive Shares and the Book-Entry Shares for which such Definitive Shares have been substituted shall be void and of no further effect.

(d)

The provisions of paragraphs (1) through (13) and the exercise of rights of redemption and conversion with respect to Series 3 First Preferred Shares are subject to the provisions of this paragraph (14), and to the extent that there is any inconsistency or conflict between such provisions, the provisions of this paragraph (14) shall prevail.

15.	Wire or Electronic Transfer of Funds

Notwithstanding any other right, privilege, restriction or condition attaching to the Series 3 First Preferred Shares, the Corporation may, at its option, make any payment due to registered holders of Series 3 First Preferred Shares by way of a wire or electronic transfer of funds to such holders. If a payment is made by way of a wire or electronic transfer of funds, the Corporation shall be responsible for any applicable charges or fees relating to the making of such transfer. As soon as practicable following the determination by the Corporation that a payment is to be made by way of a wire or electronic transfer of funds, the Corporation shall provide a notice to the applicable registered holders of Series 3 First Preferred Shares at their respective addresses appearing on the books of the Corporation. Such notice shall request that each applicable registered holder of Series 3 First Preferred Shares provide the particulars of an account of such holder with a chartered bank in Canada to which the wire or electronic transfer of funds shall be directed. If the Corporation does not receive account particulars from a registered holder of Series 3 First Preferred Shares prior to the date such payment is to be made, the Corporation shall deposit the funds otherwise payable to such holder in a special account or accounts in trust for such holder. The making of a payment by way of a wire or electronic transfer of funds or the deposit by the Corporation of funds otherwise payable to a holder in a special account or accounts in trust for such holder shall be deemed to constitute payment by the Corporation on the date thereof and shall satisfy and discharge all liabilities of the Corporation for such payment to the extent of the amount represented by such transfer or deposit.

16.	Amendments

The provisions attaching to the Series 3 First Preferred Shares may be deleted, varied, modified, amended or amplified by articles of amendment with such approval as may then be required by the Canada Business Corporations Act with any such approval to be given in accordance with paragraph (11) and with any required approvals of any stock exchanges on which the Series 3 First Preferred Shares may be listed.

SCHEDULE “D”

Attached to and forming part of the

Articles of Amendment of

CENOVUS ENERGY INC.

(the “Corporation”)

The fourth series of First Preferred Shares of the Corporation shall consist of 10,000,000 shares designated as Cumulative Redeemable First Preferred Shares, Series 4 (the “Series 4 First Preferred Shares”). In addition to the rights, privileges, restrictions and conditions attaching to the First Preferred Shares as a class, the rights, privileges, restrictions and conditions attaching to the Series 4 First Preferred Shares shall be as follows:

1.	Interpretation

(a)	In these Series 4 First Preferred Share provisions, the following expressions have the meanings indicated:

(i)

“Annual Fixed Dividend Rate” means: (i) for the Initial Fixed Rate Period, 4.689%; and (ii) thereafter, for any Fixed Rate Period, the annual rate of interest (expressed as a percentage rounded to the nearest one hundred-thousandth of one percent (with 0.000005% being rounded up)) equal to the sum of the Government of Canada Yield on the applicable Fixed Rate Calculation Date and 3.13%;

(ii)

“Bloomberg Screen GCAN5YR Page” means the display designated as page “GCAN5YR<INDEX>” on the Bloomberg Financial L.P. service or its successor service (or such other page as may replace the “GCAN5YR<INDEX>” page on that service or its successor service) for purposes of displaying Government of Canada bond yields;

(iii)	“Board of Directors” means the board of directors of the Corporation;

(iv)

“Book-Based System” means the record entry securities transfer and pledge system administered by the System Operator in accordance with the operating rules and procedures of the System Operator in force from time to time and any successor system thereof;

(v)	“Book-Entry Holder” means the person that is the beneficial holder of a Book- Entry Share;

(vi)	“Book-Entry Shares” means the Series 4 First Preferred Shares held through the Book-Based System;

(vii)	“Business Day” means a day on which chartered banks are generally open for business in both Calgary, Alberta and Toronto, Ontario;

(viii)	“CDS” means CDS Clearing and Depository Services Inc. or any successor thereof;

(ix)	“Common Shares” means the common shares of the Corporation;

(x)	“Definitive Share” means a fully registered, typewritten, printed, lithographed, engraved or otherwise produced share certificate representing one or more Series 4 First Preferred Shares;

(xi)

“Dividend Payment Date” means the last day of March, June, September and December in each year; provided that, if such date is not a Business Day, the applicable Dividend Payment Date will be the next succeeding Business Day;

(xii)	“First Dividend Payment Date” means the first Dividend Payment Date occurring after the Issue Date;

(xiii)	“First Preferred Shares” means the First Preferred Shares of the Corporation;

(xiv)

“Fixed Rate Period” means: (i) first, the Initial Fixed Rate Period; (ii) second, the period from and including the day immediately following the last day of the Initial Fixed Rate Period to, but excluding, December 31 in the fifth year thereafter; and (iii) subsequently, the period from and including the day immediately following the last day of the immediately preceding Fixed Rate Period to, but excluding, December 31 in the fifth year thereafter;

(xv)	“Fixed Rate Calculation Date” means, for any Fixed Rate Period, the 30th day prior to the first day of such Fixed Rate Period;

(xvi)

“Floating Quarterly Dividend Rate” means, for any Quarterly Floating Rate Period, the annual rate of interest (expressed as a percentage rounded to the nearest one hundred-thousandth of one percent (with 0.000005 % being rounded up)) equal to the sum of the T-Bill Rate on the applicable Floating Rate Calculation Date and 3.13%;

(xvii)	“Floating Rate Calculation Date” means, for any Quarterly Floating Rate Period, the 30th day prior to the first day of such Quarterly Floating Rate Period;

(xviii)	“Global Certificate” means the global certificate representing outstanding Book- Entry Shares;

(xix)

“Government of Canada Yield” on any date means the yield to maturity on such date (assuming semi-annual compounding) of a Canadian dollar denominated non-callable Government of Canada bond with a term to maturity of five years as quoted as of 10:00 a.m. (Toronto time) on such date and that appears on the Bloomberg Screen GCAN5YR Page on such date; provided that if such rate does not appear on the Bloomberg Screen GCAN5YR Page on such date, then the Government of Canada Yield shall mean the arithmetic average of the yields quoted to the Corporation by two registered Canadian investment dealers selected by the Corporation as being the annual yield to maturity on such date, compounded semi-annually, that a non-callable Government of Canada bond would carry if issued, in Canadian dollars in Canada, at 100% of its principal amount on such date with a term to maturity of five years;

(xx)	“Initial Fixed Rate Period” means the period from and including the Issue Date to, but excluding, December 31, 2024;

(xxi)	“Issue Date” means the date the Series 4 First Preferred Shares created pursuant to these Articles of Amendment are issued;

(xxii)

“Liquidation” means the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs;

(xxiii)	“Participants” means the participants in the Book-Based System;

(xxiv)

“Pro Rated Dividend” means the amount determined by multiplying the amount of the dividend payable for a Quarter in which a Liquidation, conversion or redemption is to occur by four and multiplying that product by a fraction, the numerator of which is the number of days from and including the Dividend Payment Date immediately preceding the date fixed for Liquidation, conversion or redemption to but excluding such date and the denominator of which is 365 or 366, depending upon the actual number of days in the applicable year;

(xxv)	“Quarter” means a three-month period ending on a Dividend Payment Date;

(xxvi)	“Quarterly Commencement Date” means the last day of March, June, September and December in each year;

(xxvii)	“Quarterly Floating Rate Period” means the period from and including a Quarterly Commencement Date to but excluding the next succeeding Quarterly Commencement Date;

(xxviii)	“Series 3 First Preferred Shares” means the Cumulative Redeemable First Preferred Shares, Series 3 of the Corporation;

(xxix)	“Series 4 Conversion Date” means December 31, 2024, and December 31 in every fifth year thereafter;

(xxx)	“System Operator” means CDS or its nominee or any successor thereof; and

(xxxi)

“T-Bill Rate” means, for any Quarterly Floating Rate Period, the average yield expressed as an annual rate on 90 day Government of Canada treasury bills, as reported by the Bank of Canada, for the most recent treasury bills auction preceding the applicable Floating Rate Calculation Date.

(b)

The expressions “on a parity with”, “ranking prior to”, “ranking junior to” and similar expressions refer to the order of priority in the payment of dividends or in the distribution of assets in the event of any Liquidation.

(c)

If any day on which any dividend on the Series 4 First Preferred Shares is payable by the Corporation or on or by which any other action is required to be taken by the Corporation is not a Business Day, then such dividend shall be payable and such other action may be taken on or by the next succeeding day that is a Business Day.

2.	Dividends

(a)

During each Quarterly Floating Rate Period, the holders of the Series 4 First Preferred Shares shall be entitled to receive and the Corporation shall pay, as and when declared by the Board of Directors, out of the moneys of the Corporation properly applicable to the payment of dividends, cumulative preferential cash dividends, payable quarterly, in the amount per Series 4 First Preferred Shares determined by multiplying the Floating Quarterly Dividend Rate for such Quarterly Floating Rate Period by $25.00 and multiplying that product by a fraction, the numerator of which is the actual number of days in such Quarterly Floating Rate Period and the denominator of which is 365 or 366, depending on the actual number of days in the applicable year. Each such dividend payable to the holders of Series 4 First Preferred Shares shall be paid (less any tax required to be deducted or withheld by the Corporation), if declared by the Board of Directors, on each Dividend Payment Date; provided, however, that the amount of the dividend payable to each holder of Series 4 First Preferred Shares on the First Dividend Payment Date under this paragraph 2(a) shall be reduced by the amount, if any, of any dividend paid on any securities (for the purpose of this paragraph, the “initial securities”) transferred to the Corporation in exchange for the issuance of such Series 4 First Preferred Shares in respect of all or part of such Quarter ended on or prior to the First Dividend Payment Date pursuant to the rights, privileges, restrictions and conditions attaching to such initial securities.

(b)

On each Floating Rate Calculation Date, the Corporation shall determine the Floating Quarterly Dividend Rate for the ensuing Quarterly Floating Rate Period. Each such determination shall, in the absence of manifest error, be final and binding upon the Corporation and upon all holders of Series 4 First Preferred Shares. The Corporation shall, on each Floating Rate Calculation Date, give written notice of the Floating Quarterly Dividend Rate for the ensuing Quarterly Floating Rate Period to the registered holders of the then outstanding Series 4 First Preferred Shares. Each such notice shall be given by electronic transmission, by facsimile transmission or by ordinary unregistered first class prepaid mail addressed to each holder of Series 4 First Preferred Shares at the last address of such holder as it appears on the books of the Corporation or, in the event of the address of any holder not so appearing, to the address of such holder last known to the Corporation.

(c)

If a dividend has been declared for a Quarter and a date is fixed for a Liquidation, redemption or conversion that is prior to the Dividend Payment Date for such Quarter, a Pro Rated Dividend shall be payable on the date fixed for such Liquidation, redemption or conversion instead of the dividend declared, but if such Liquidation, redemption or conversion does not occur, then the full amount of the dividend declared shall be payable on the originally scheduled Dividend Payment Date.

(d)

If the dividend payable on any Dividend Payment Date is not paid in full on such date on all of the Series 4 First Preferred Shares then outstanding, such dividend or the unpaid part of it shall be paid on a subsequent date or dates to be determined by the Board of Directors on which the Corporation shall have sufficient moneys properly applicable, under the provisions of any applicable law, to the payment of the dividend.

(e)

Cheques of the Corporation payable in lawful money of Canada at par at any branch of the Corporation’s bankers in Canada may be issued in respect of the dividends (less any tax or other amount required to be deducted or withheld) and payment of the cheques shall satisfy such dividends, or payments in respect of dividends may be made in any other manner determined by the Corporation.

(f)	The holders of the Series 4 First Preferred Shares shall not be entitled to any dividend other than as specified in this paragraph (2).

3.	Purchase for Cancellation

Subject to the provisions of paragraphs (5) and (9) and subject to such provisions of the Canada Business Corporations Act as may be applicable, the Corporation may at any time or times purchase (if obtainable) for cancellation all or any part of the Series 4 First Preferred Shares outstanding from time to time:

(a)	through the facilities of any stock exchange on which the Series 4 First Preferred Shares are listed,

(b)	by invitation for tenders addressed to all the holders of record of the Series 4 First Preferred Shares outstanding, or

(c)	in any other manner,

at the lowest price or prices at which, in the opinion of the Board of Directors, such shares are obtainable. If upon any invitation for tenders under the provisions of this paragraph (3) more Series 4 First Preferred Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is willing to purchase, the Corporation shall accept, to the extent required, the tenders submitted at the lowest price and then, if and as required, the tenders submitted at the next progressively higher prices, and if more shares are tendered at any such price than the Corporation is prepared to purchase, then the shares tendered at such price shall be purchased as nearly as may be pro rata (disregarding fractions) according to the number of Series 4 First Preferred Shares so tendered by each of the holders of Series 4 First Preferred Shares who submit tenders at that price. From and after the date of purchase of any Series 4 First Preferred Shares under the provisions of this paragraph (3), the shares so purchased shall be restored to the status of authorized but unissued shares.

4.	Redemption

(a)

Subject to the provisions of paragraph (9), the Corporation, upon giving notice as herein provided, may redeem all or any part of the Series 4 First Preferred Shares by the payment of an amount in cash for each share to be redeemed equal to:

(i)	$25.00 in the case of a redemption on a Series 4 Conversion Date on or after December 31, 2024, or

(ii)	$25.50 in the case of a redemption on any other date after the Issue Date that is not a Series 4 Conversion Date,

(such amount being the “redemption amount”) plus all accrued and unpaid dividends thereon, which for such purpose shall be calculated on a pro rata basis for the period from and including the last Dividend Payment Date on which dividends on the Series 4 First Preferred Shares have been paid to but excluding the date fixed for redemption (the whole constituting the “cash redemption price”).

(b)

In any case of redemption of Series 4 First Preferred Shares under the provisions of this paragraph (4), the Corporation shall, at least 30 days and not more than 60 days before the date specified for redemption, mail to each person who at the date of mailing is a registered holder of Series 4 First Preferred Shares to be redeemed a written notice of the intention of the Corporation to redeem such Series 4 First Preferred Shares. Such notice shall be mailed in a prepaid letter addressed to each such holder at the holder’s address as it appears on the books of the Corporation or, in the event of the address of any such holder not so appearing, to the last known address of such holder; provided, however, that accidental failure to give any such notice to one or more of such holders shall not affect the validity of such redemption. Such notice shall set out the cash redemption price and the date on which redemption is to take place and, if part only of the Series 4 First Preferred Shares held by the person to whom it is addressed is to be redeemed, the number so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Series 4 First Preferred Shares to be redeemed the cash redemption price (less any tax or other amount required to be deducted or withheld) on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the certificates for the Series 4 First Preferred Shares called for redemption, subject to the provisions of paragraph (14). Such payment shall be made by cheque payable at par at any branch of the Corporation’s bankers in Canada. Such Series 4 First Preferred Shares shall then be and be deemed to be redeemed and shall be restored to the status of authorized but unissued shares. If a part only of the shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified in any such notice, the Series 4 First Preferred Shares called for redemption shall cease to be entitled to dividends and the holders shall not be entitled to exercise any of the rights of holders in respect thereof unless payment of the cash redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected. The Corporation shall have the right, at any time after the mailing of notice of its intention to redeem any Series 4 First Preferred Shares, to deposit the cash redemption price (less any tax or other amount required to be deducted or withheld) of the shares so called for redemption, or of such of the shares represented by certificates that have not at the date of such deposit been surrendered by the holders in connection with such redemption, to a special account in any chartered bank or any trust company in Canada named in such notice, to be paid without interest to or to the order of the respective holders of such Series 4 First Preferred Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing such shares. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Series 4 First Preferred Shares in respect of which such deposit shall have been made shall then be and be deemed to be redeemed and shall be restored to the status of authorized but unissued shares and the rights of the holders after such deposit or such redemption date shall be limited to receiving without interest their proportionate part of the total cash redemption price so deposited against presentation and surrender of the certificates held by them respectively. Any interest allowed on any such deposit shall belong to the Corporation and any unclaimed funds remaining on deposit on the fifth anniversary date of the redemption shall be dealt with in accordance with the provisions of the Unclaimed Personal Property and Vested Property Act (Alberta). Subject to such provisions of the Canada Business Corporations Act as may be applicable, if less than all of the then outstanding Series 4 First Preferred Shares is at any time to be redeemed, the shares so to be redeemed shall be selected by lot in such manner as the Board of Directors or the transfer agent and registrar, if any, appointed by the Corporation in respect of such shares shall decide, or, if the Board of Directors so decides, such shares may be redeemed pro rata (disregarding fractions).

5.	Conversion into Series 3 First Preferred Shares

(a)

Holders of Series 4 First Preferred Shares shall have the right to convert on each Series 4 Conversion Date, subject to the provisions hereof, all or any of their Series 4 First Preferred Shares into Series 3 First Preferred Shares on the basis of one Series 3 First Preferred Share for each Series 4 First Preferred Share. The Corporation shall, not more than 60 days and not less than 30 days prior to the applicable Series 4 Conversion Date, give notice in writing in accordance with the provisions of subparagraph 2(b) to the then registered holders of the Series 4 First Preferred Shares of the conversion right provided for in this paragraph (5), which notice shall set out the Series 4 Conversion Date and instructions to such holders as to the method by which such conversion right may be exercised. On the 30th day prior to each Series 4 Conversion Date, the Corporation shall give notice in writing to the then registered holders of the Series 4 First Preferred Shares of the Annual Fixed Dividend Rate for the Series 3 First Preferred Shares for the next succeeding Fixed Rate Period and the Floating Quarterly Dividend Rate for the Series 4 First Preferred Shares for the next succeeding Quarterly Floating Rate Period. Such notice shall be delivered in accordance with the provisions of subparagraph (2)(b).

(b)

If the Corporation gives notice as provided in paragraph (4) to the holders of the Series 4 First Preferred Shares of the redemption of all of the Series 4 First Preferred Shares, then the right of a holder of Series 4 First Preferred Shares to convert such Series 4 First Preferred Shares shall terminate effective on the date of such notice and the Corporation shall not be required to give the notice specified in subparagraph (a) of this paragraph (5).

(c)

Holders of Series 4 First Preferred Shares shall not be entitled to convert their Series 4 First Preferred Shares on a Series 4 Conversion Date into Series 3 First Preferred Shares if the Corporation determines that there would remain outstanding on a Series 4 Conversion Date less than 1,000,000 Series 3 First Preferred Shares, after having taken into account all Series 4 First Preferred Shares tendered for conversion into Series 3 First Preferred Shares and all Series 3 First Preferred Shares tendered for conversion into Series 4 First Preferred Shares, and the Corporation shall give notice in writing thereof in accordance with the provisions of subparagraph (2)(b) to all affected registered holders of the Series 4 First Preferred Shares at least seven days prior to the applicable Series 4 Conversion Date and shall issue and deliver, or cause to be delivered, prior to such Series 4 Conversion Date, at the expense of the Corporation, to such holders of Series 4 First Preferred Shares who have surrendered for conversion any certificate or certificates representing Series 4 First Preferred Shares, certificates representing the Series 4 First Preferred Shares represented by any certificate or certificates so surrendered.

(d)

If the Corporation determines that there would remain outstanding on a Series 4 Conversion Date less than 1,000,000 Series 4 First Preferred Shares, after having taken into account all Series 4 First Preferred Shares tendered for conversion into Series 3 First Preferred Shares and all Series 3 First Preferred Shares tendered for conversion into Series 4 First Preferred Shares on such Series 4 Conversion Date, then all of the remaining outstanding Series 4 First Preferred Shares shall be converted automatically into Series 3 First Preferred Shares on the basis of one Series 3 First Preferred Share for each Series 4 First Preferred Share on the applicable Series 4 Conversion Date and the Corporation shall give notice in writing thereof in accordance with the provisions of subparagraph (2)(b) to the then registered holders of such remaining Series 4 First Preferred Shares at least seven days prior to the Series 4 Conversion Date.

(e)

The conversion right may be exercised by a holder of Series 4 First Preferred Shares by notice in writing, in a form satisfactory to the Corporation (the “Series 4 Conversion Notice”), which notice must be received by the transfer agent and registrar for the Series 4 First Preferred Shares at the principal office in Toronto or Calgary of such transfer agent and registrar not earlier than the 30th day prior to, but not later than 5:00 p.m. (Toronto time) on the 15th day preceding, a Series 4 Conversion Date. The Series 4 Conversion Notice shall indicate the number of Series 4 First Preferred Shares to be converted. Once received by the transfer agent and registrar on behalf of the Corporation, the election of a holder to convert is irrevocable. Except in the case where the Series 3 First Preferred Shares are in the Book-Based System, if the Series 3 First Preferred Shares are to be registered in a name or names different from the name or names of the registered holder of the Series 4 First Preferred Shares to be converted, the Series 4 Conversion Notice shall contain written notice in form and execution satisfactory to such transfer agent and registrar directing the Corporation to register the Series 3 First Preferred Shares in some other name or names (the “Series 3 Transferee”) and stating the name or names (with addresses) and a written declaration, if required by the Corporation or by applicable law, as to the residence and share ownership status of the Series 3 Transferee and such other matters as may be required by such law in order to determine the entitlement of such Series 3 Transferee to hold such Series 3 First Preferred Shares.

(f)

If all remaining outstanding Series 4 First Preferred Shares are to be converted into Series 3 First Preferred Shares on the applicable Series 4 Conversion Date as provided for in subparagraph (d) of this paragraph (5), the Series 4 First Preferred Shares that holders have not previously elected to convert shall be converted on the Series 4 Conversion Date into Series 3 First Preferred Shares and the holders thereof shall be deemed to be holders of Series 3 First Preferred Shares at 5:00 p.m. (Toronto time) on the Series 4 Conversion Date and shall be entitled, upon surrender during regular business hours at the principal office in Toronto or Calgary of the transfer agent and registrar of the Corporation of the certificate or certificates representing Series 4 First Preferred Shares not previously surrendered for conversion, to receive a certificate or certificates representing the same number of Series 3 First Preferred Shares in the manner and subject to the provisions of this paragraph (5) and paragraph (14).

(g)

Subject to subparagraph (h) of this paragraph (5) and paragraph (14), as promptly as practicable after the Series 4 Conversion Date the Corporation shall deliver or cause to be delivered certificates representing the Series 3 First Preferred Shares registered in the name of the holders of the Series 4 First Preferred Shares to be converted, or as such holders shall have directed, on presentation and surrender at the principal office in Toronto or Calgary of the transfer agent and registrar for the Series 4 First Preferred Shares of the certificate or certificates for the Series 4 First Preferred Shares to be converted. If only a part of such Series 4 First Preferred Shares represented by any certificate shall be converted, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified in any Series 4 Conversion Notice, the Series 4 First Preferred Shares converted into Series 3 First Preferred Shares shall cease to be outstanding and shall be restored to the status of authorized but unissued shares, and the holders thereof shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights of holders in respect thereof unless the Corporation, subject to paragraph (14) shall fail to deliver to the holders of the Series 4 First Preferred Shares to be converted share certificates representing the Series 3 First Preferred Shares into which such shares have been converted.

(h)

The obligation of the Corporation to issue Series 3 First Preferred Shares upon conversion of any Series 4 First Preferred Shares shall be deferred during the continuance of any one or more of the following events:

(i)	the issuing of such Series 3 First Preferred Shares is prohibited pursuant to any agreement or arrangement entered into by the Corporation to assure its solvency or continued operation;

(ii)	the issuing of such Series 3 First Preferred Shares is prohibited by law or by any regulatory or other authority having jurisdiction over the Corporation that is acting in conformity with law; or

(iii)	for any reason beyond its control, the Corporation is unable to issue Series 3 First Preferred Shares or is unable to deliver Series 3 First Preferred Shares.

(i)

The Corporation reserves the right not to deliver Series 3 First Preferred Shares to any person that the Corporation or its transfer agent and registrar has reason to believe is a person whose address is in, or that the Corporation or its transfer agent and registrar has reason to believe is a resident of any jurisdiction outside Canada if such delivery would require the Corporation to take any action to comply with the securities laws of such jurisdiction. In those circumstances, the Corporation shall hold, as agent of any such person, all or the relevant number of Series 3 First Preferred Shares, and the Corporation shall attempt to sell such Series 3 First Preferred Shares to parties other than the Corporation and its affiliates on behalf of any such person. Such sales (if any) shall be made at such times and at such prices as the Corporation, in its sole discretion, may determine. The Corporation shall not be subject to any liability for failure to sell Series 3 First Preferred Shares on behalf of any such person at all or at any particular price or on any particular day. The net proceeds received by the Corporation from the sale of any such Series 3 First Preferred Shares (less any tax or other amount required to be deducted or withheld) shall be delivered to any such person, after deducting the costs of sale, by cheque or in any other manner determined by the Corporation.

6.	Liquidation, Dissolution or Winding-up

In the event of a Liquidation, the holders of the Series 4 First Preferred Shares shall be entitled to receive $25.00 per Series 4 First Preferred Share plus all accrued and unpaid dividends thereon, which for such purpose shall be calculated on a pro rata basis for the period from and including the last Dividend Payment Date on which dividends on the Series 4 First Preferred Shares have been paid to but excluding the date of such Liquidation, before any amount shall be paid or any property or assets of the Corporation shall be distributed to the holders of the Common Shares or to the holders of any other shares ranking junior to the Series 4 First Preferred Shares in any respect. After payment to the holders of the Series 4 First Preferred Shares of the amount so payable to them pursuant to this paragraph (6), they shall not, as such, be entitled to share in any further distribution of the property or assets of the Corporation.

7.	Voting Rights

The holders of Series 4 First Preferred Shares will not be entitled (except as otherwise provided by law and except for meetings of the holders of First Preferred Shares as a class and meetings of the holders of Series 4 First Preferred Shares as a series) to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation unless and until the Corporation shall have failed to pay eight quarterly dividends on the Series 4 First Preferred Shares, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any moneys of the Corporation for the payment of such dividends. In the event of such non-payment, the holders of Series 4 First Preferred Shares shall have the right to receive notice of and to attend each meeting of shareholders of the Corporation at which directors are to be elected and which take place more than 60 days after the date on which the failure first occurs (other than separate meetings of holders of another class or series of shares), and such holders of Series 4 First Preferred Shares shall have the right, at any such meeting, to one vote with respect to resolutions to elect directors for each Series 4 First Preferred Share held until all such arrears of dividends have been paid, whereupon such rights shall cease unless and until the same default shall again arise under the provisions of this paragraph (7).

8.	Restrictions on Partial Redemption or Purchase

So long as any of the Series 4 First Preferred Shares are outstanding, the Corporation shall not call for redemption, purchase, reduce or otherwise pay for less than all the Series 4 First Preferred Shares and all other preferred shares then outstanding ranking prior to or on a parity with the Series 4 First Preferred Shares with respect to payment of dividends unless all dividends up to and including the dividends payable on the last preceding Dividend Payment Dates on all such shares then outstanding shall have been declared and paid or set apart for payment at the date of such call for redemption, purchase, reduction or other payment.

9.	Restrictions on Payment of Dividends and Reduction of Junior Capital

So long as any of the Series 4 First Preferred Shares are outstanding, the Corporation shall not:

(a)

declare, pay or set apart for payment any dividends (other than stock dividends in shares of the Corporation ranking junior to the Series 4 First Preferred Shares) on the Common Shares or any other shares of the Corporation ranking junior to the Series 4 First Preferred Shares with respect to payment of dividends; or

(b)

call for redemption, purchase, reduce the stated capital maintained by the Corporation or otherwise pay for any shares of the Corporation ranking junior to the Series 4 First Preferred Shares with respect to repayment of capital or with respect to payment of dividends;

unless all dividends up to and including the dividends payable on the last preceding Dividend Payment Dates on the Series 4 First Preferred Shares and on all other preferred shares ranking prior to or on a parity with the Series 4 First Preferred Shares with respect to payment of dividends then outstanding shall have been declared and paid or set apart for payment at the date of any such action referred to in subparagraphs 9 (a) and (b).

10.	Issue of Additional Preferred Shares

No class of shares may be created or issued ranking as to repayment of capital or payment of dividends prior to the Series 4 First Preferred Shares without the prior approval of the holders of the Series 4 First Preferred Shares given as specified in paragraph (11), nor shall the number of Series 4 First Preferred Shares be increased without such approval; provided, however, that nothing in this paragraph (10) shall prevent the Corporation from creating additional series of Preferred Shares on a parity with the Series 4 First Preferred Shares and, if all dividends then payable on the Series 4 First Preferred Shares shall have been paid or set apart for payment, from issuing additional series of Preferred Shares without such approval.

11.	Sanction by Holders of Series 4 First Preferred Shares

The approval of the holders of the Series 4 First Preferred Shares with respect to any and all matters referred to in these share provisions may be given in writing by all of the holders of the Series 4 First Preferred Shares outstanding or by resolution duly passed and carried by not less than two-thirds of the votes cast on a poll at a meeting of the holders of the Series 4 First Preferred Shares duly called and held for the purpose of considering the subject matter of such resolution and at which holders of not less than a majority of all Series 4 First Preferred Shares then outstanding are present in person or represented by proxy in accordance with the by-laws of the Corporation; provided, however, that if at any such meeting, when originally held, the holders of at least a majority of all Series 4 First Preferred Shares then outstanding are not present in person or so represented by proxy within 30 minutes after the time fixed for the meeting, then the meeting shall be adjourned to such date, being not less than 15 days later, and to such time and place as may be fixed by the chairman of such meeting, and at such adjourned meeting the holders of Series 4 First Preferred Shares present in person or so represented by proxy, whether or not they hold a majority of all Series 4 First Preferred Shares then outstanding, may transact the business for which the meeting was originally called, and a resolution duly passed and carried by not less than two-thirds of the votes cast on a poll at such adjourned meeting shall constitute the approval of the holders of the Series 4 First Preferred Shares. Notice of any such original meeting of the holders of the Series 4 First Preferred Shares shall be given not less than 21 days prior to the date fixed for such meeting and shall specify in general terms the purpose for which the meeting is called, and notice of any such adjourned meeting shall be given not less than 10 days prior to the date fixed for such adjourned meeting, but it shall not be necessary to specify in such notice the purpose for which the adjourned meeting is called. The formalities to be observed with respect to the giving of notice of any such original meeting or adjourned meeting and the conduct of it shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at any such original meeting or adjourned meeting, each holder of Series 4 First Preferred Shares present in person or represented by proxy shall be entitled to one vote for each of the Series 4 First Preferred Shares held by such holder.

12.	Tax Election

The Corporation shall elect, in the manner and within the time provided under section 191.2 of the Income Tax Act (Canada) or any successor or replacement provision of similar effect, to pay tax at a rate, and shall take all other action necessary and permitted under such Act, such that no corporate holder of Series 4 First Preferred Shares shall be required to pay tax on dividends received on the Series 4 First Preferred Shares under section 187.2 of such Act or any successor or replacement provision of similar effect.

13.	Withholding Tax

(a)

Notwithstanding any other provision of these share provisions, the Corporation may deduct or withhold from any payment, distribution, issuance or delivery (whether in cash or in shares) to be made pursuant to these share provisions any amounts required by law to be deducted or withheld from any such payment, distribution, issuance or delivery and shall remit any such amounts to the relevant tax authority as required. If the cash component of any payment, distribution, issuance or delivery to be made pursuant to these share provisions is less than the amount that the Corporation is so required to deduct or withhold, the Corporation shall be permitted to deduct and withhold from any non-cash payment, distribution, issuance or delivery to be made pursuant to these share provisions any amounts required by law to be deducted or withheld from any such payment, distribution, issuance or delivery and to dispose of such property in order to remit any amount required to be remitted to any relevant tax authority.

(b)

Notwithstanding the foregoing, the amount of any payment, distribution, issuance or delivery made to a holder of Series 4 First Preferred Shares pursuant to these share provisions shall be considered to be the amount of the payment, distribution, issuance or delivery received by such holder plus any amount deducted or withheld pursuant to this paragraph (13).

(c)

Holders of Series 4 First Preferred Shares shall be responsible for all withholding and other taxes imposed under Part XIII or section 116 of the Income Tax Act (Canada), or any successor or replacement provision of similar effect, in respect of any payment, distribution, issuance or delivery made or credited to them pursuant to these share provisions or in respect of the Series 4 First Preferred Shares and shall indemnify and hold harmless the Corporation on an after-tax basis for any such taxes imposed on any payment, distribution, issuance or delivery made or credited to them pursuant to these share provisions or in respect of the Series 4 First Preferred Shares.

14.	Book-Based System

(a)

Subject to the provisions of subparagraphs (b) and (c) of this paragraph (14) and notwithstanding the provisions of paragraphs (1) through (13) of these share provisions, the Series 4 First Preferred Shares shall be evidenced by a single fully registered Global Certificate representing the aggregate number of Series 4 First Preferred Shares issued by the Corporation which shall be held by, or on behalf of, the System Operator as custodian of the Global Certificate for the Participants or issued to the System Operator in uncertificated form and, in either case, registered in the name of “CDS & Co.” (or in such other name as the System Operator may use from time to time as its nominee for purposes of the Book-Based System), and registrations of ownership, transfers, surrenders and conversions of Series 4 First Preferred Shares shall be made only through the Book-Based System. Accordingly, subject to subparagraph (c) of this paragraph (14), no beneficial holder of Series 4 First Preferred Shares shall receive a certificate or other instrument from the Corporation or the System Operator evidencing such holder’s ownership thereof, and no such holder shall be shown on the records maintained by the System Operator except through a book-entry account of a Participant acting on behalf of such holder.

(b)	Notwithstanding the provisions of paragraphs (1) through (13), so long as the System Operator is the registered holder of the Series 4 First Preferred Shares:

(i)

the System Operator shall be considered the sole owner of the Series 4 First Preferred Shares for the purposes of receiving notices or payments on or in respect of the Series 4 First Preferred Shares or the delivery of Series 3 First Preferred Shares and certificates, if any, therefor upon the exercise of rights of conversion; and

(ii)

the Corporation, pursuant to the exercise of rights of redemption or conversion, shall deliver or cause to be delivered to the System Operator, for the benefit of the beneficial holders of the Series 4 First Preferred Shares, the cash redemption price for the Series 4 First Preferred Shares or certificates, if any, for Series 3 First Preferred Shares against delivery to the Corporation’s account with the System Operator of such holders’ Series 4 First Preferred Shares.

(c)

If the Corporation determines that the System Operator is no longer willing or able to discharge properly its responsibilities with respect to the Book-Based System and the Corporation is unable to locate a qualified successor or the Corporation elects, or is required by applicable law, to withdraw the Series 4 First Preferred Shares from the Book- Based System, then subparagraphs (a) and (b) of this paragraph shall no longer be applicable to the Series 4 First Preferred Shares and the Corporation shall notify Book- Entry Holders through the System Operator of the occurrence of any such event or election and of the availability of Definitive Shares to Book-Entry Holders. Upon surrender by the System Operator of the Global Certificate, if applicable, to the transfer agent and registrar for the Series 4 First Preferred Shares accompanied by registration instructions for re-registration, the Corporation shall execute and deliver Definitive Shares. The Corporation shall not be liable for any delay in delivering such instructions and may conclusively act and rely on and shall be protected in acting and relying on such instructions. Upon the issuance of Definitive Shares, the Corporation shall recognize the registered holders of such Definitive Shares and the Book-Entry Shares for which such Definitive Shares have been substituted shall be void and of no further effect.

(d)

The provisions of paragraphs (1) through (13) and the exercise of rights of redemption and conversion with respect to Series 4 First Preferred Shares are subject to the provisions of this paragraph (14), and to the extent that there is any inconsistency or conflict between such provisions, the provisions of this paragraph (14) shall prevail.

15.	Wire or Electronic Transfer of Funds

Notwithstanding any other right, privilege, restriction or condition attaching to the Series 4 First Preferred Shares, the Corporation may, at its option, make any payment due to registered holders of Series 4 First Preferred Shares by way of a wire or electronic transfer of funds to such holders. If a payment is made by way of a wire or electronic transfer of funds, the Corporation shall be responsible for any applicable charges or fees relating to the making of such transfer. As soon as practicable following the determination by the Corporation that a payment is to be made by way of a wire or electronic transfer of funds, the Corporation shall provide a notice to the applicable registered holders of Series 4 First Preferred Shares at their respective addresses appearing on the books of the Corporation. Such notice shall request that each applicable registered holder of Series 4 First Preferred Shares provide the particulars of an account of such holder with a chartered bank in Canada to which the wire or electronic transfer of funds shall be directed. If the Corporation does not receive account particulars from a registered holder of Series 4 First Preferred Shares prior to the date such payment is to be made, the Corporation shall deposit the funds otherwise payable to such holder in a special account or accounts in trust for such holder. The making of a payment by way of a wire or electronic transfer of funds or the deposit by the Corporation of funds otherwise payable to a holder in a special account or accounts in trust for such holder shall be deemed to constitute payment by the Corporation on the date thereof and shall satisfy and discharge all liabilities of the Corporation for such payment to the extent of the amount represented by such transfer or deposit.

16.	Amendments

The provisions attaching to the Series 4 First Preferred Shares may be deleted, varied, modified, amended or amplified by articles of amendment with such approval as may then be required by the Canada Business Corporations Act, with any such approval to be given in accordance with paragraph (11) and with any required approvals of any stock exchanges on which the Series 4 First Preferred Shares may be listed.

SCHEDULE “E”

Attached to and forming part of the

Articles of Amendment of

CENOVUS ENERGY INC.

(the “Corporation”)

The fifth series of First Preferred Shares of the Corporation shall consist of 8,000,000 shares designated as Cumulative Redeemable First Preferred Shares, Series 5 (the “Series 5 First Preferred Shares”). In addition to the rights, privileges, restrictions and conditions attaching to the First Preferred Shares as a class, the rights, privileges, restrictions and conditions attaching to the Series 5 First Preferred Shares shall be as follows:

1.	Interpretation

(a)	In these Series 5 First Preferred Share provisions, the following expressions have the meanings indicated:

(i)

“Annual Fixed Dividend Rate” means: (i) for the Initial Fixed Rate Period, 4.591%; and (ii) thereafter, for any Fixed Rate Period, the annual rate of interest (expressed as a percentage rounded to the nearest one hundred-thousandth of one percent (with 0.000005% being rounded up)) equal to the sum of the Government of Canada Yield on the applicable Fixed Rate Calculation Date and 3.57%;

(ii)

“Bloomberg Screen GCAN5YR Page” means the display designated as page “GCAN5YR<INDEX>” on the Bloomberg Financial L.P. service or its successor service (or such other page as may replace the “GCAN5YR<INDEX>” page on that service or its successor service) for purposes of displaying Government of Canada bond yields;

(iii)	“Board of Directors” means the board of directors of the Corporation;

(iv)

“Book-Based System” means the record entry securities transfer and pledge system administered by the System Operator in accordance with the operating rules and procedures of the System Operator in force from time to time and any successor system thereof;

(v)	“Book-Entry Holder” means the person that is the beneficial holder of a Book- Entry Share;

(vi)	“Book-Entry Shares” means the Series 5 First Preferred Shares held through the Book- Based System;

(vii)	“Business Day” means a day on which chartered banks are generally open for business in both Calgary, Alberta and Toronto, Ontario;

(viii)	“CDS” means CDS Clearing and Depository Services Inc. or any successor thereof;

(ix)	“Common Shares” means the common shares of the Corporation;

(x)	“Definitive Share” means a fully registered, typewritten, printed, lithographed, engraved or otherwise produced share certificate representing one or more Series 5 First Preferred Shares;

(xi)

“Dividend Payment Date” means the last day of March, June, September and December in each year; provided that, if such date is not a Business Day, the applicable Dividend Payment Date will be the next succeeding Business Day;

(xii)	“First Dividend Payment Date” means the first Dividend Payment Date occurring after the Issue Date;

(xiii)	“First Preferred Shares” means the First Preferred Shares of the Corporation;

(xiv)

“Fixed Rate Period” means: (i) first, the Initial Fixed Rate Period; (ii) second, the period from and including the day immediately following the last day of the Initial Fixed Rate Period to, but excluding, March 31 in the fifth year thereafter; and (iii) subsequently, the period from and including the day immediately following the last day of the immediately preceding Fixed Rate Period to, but excluding, March 31 in the fifth year thereafter;

(xv)	“Fixed Rate Calculation Date” means, for any Fixed Rate Period, the 30th day prior to the first day of such Fixed Rate Period;

(xvi)

“Floating Quarterly Dividend Rate” means, for any Quarterly Floating Rate Period, the annual rate of interest (expressed as a percentage rounded to the nearest one hundred-thousandth of one percent (with 0.000005% being rounded up)) equal to the sum of the T-Bill Rate on the applicable Floating Rate Calculation Date and 3.57%;

(xvii)	“Floating Rate Calculation Date” means, for any Quarterly Floating Rate Period, the 30th day prior to the first day of such Quarterly Floating Rate Period;

(xviii)	“Global Certificate” means the global certificate representing outstanding Book- Entry Shares;

(xix)

“Government of Canada Yield” on any date means the yield to maturity on such date (assuming semi-annual compounding) of a Canadian dollar denominated non-callable Government of Canada bond with a term to maturity of five years as quoted as of 10:00 a.m. (Toronto time) on such date and that appears on the Bloomberg Screen GCAN5YR Page on such date; provided that if such rate does not appear on the Bloomberg Screen GCAN5YR Page on such date, then the Government of Canada Yield shall mean the arithmetic average of the yields quoted to the Corporation by two registered Canadian investment dealers selected by the Corporation as being the annual yield to maturity on such date, compounded semi-annually, that anon-callable Government of Canada bond would carry if issued, in Canadian dollars in Canada, at 100% of its principal amount on such date with a term to maturity of five years;

(xx)	“Initial Fixed Rate Period” means the period from and including the Issue Date to, but excluding, March 31, 2025;

(xxi)	“Issue Date” means the date the Series 5 First Preferred Shares created pursuant to these Articles of Amendment are issued;

(xxii)

“Liquidation” means the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs;

(xxiii)	“Participants” means the participants in the Book-Based System;

(xxiv)

“Pro Rated Dividend” means the amount determined by multiplying the amount of the dividend payable for a Quarter in which a Liquidation, conversion or redemption is to occur by four and multiplying that product by a fraction, the numerator of which is the number of days from and including the Dividend Payment Date immediately preceding the date fixed for Liquidation, conversion or redemption to but excluding such date and the denominator of which is 365 or 366, depending upon the actual number of days in the applicable year;

(xxv)	“Quarter” means a three-month period ending on a Dividend Payment Date;

(xxvi)	“Quarterly Commencement Date” means the last day of March, June, September and December in each year;

(xxvii)	“Quarterly Floating Rate Period” means the period from and including a Quarterly Commencement Date to but excluding the next succeeding Quarterly Commencement Date;

(xxviii)	“Series 5 Conversion Date” means March 31, 2025, and March 31 in every fifth year thereafter;

(xxix)	“Series 6 First Preferred Shares” means the Cumulative Redeemable First Preferred Shares, Series 6 of the Corporation;

(xxx)	“System Operator” means CDS or its nominee or any successor thereof; and

(xxxi)

“T-Bill Rate” means, for any Quarterly Floating Rate Period, the average yield expressed as an annual rate on 90 day Government of Canada treasury bills, as reported by the Bank of Canada, for the most recent treasury bills auction preceding the applicable Floating Rate Calculation Date.

(b)

The expressions “on a parity with”, “ranking prior to”; “ranking junior to” and similar expressions refer to the order of priority in the payment of dividends or in the distribution of assets in the event of any Liquidation.

(c)

If any day on which any dividend on the Series 5 First Preferred Shares is payable by the Corporation or on or by which any other action is required to be taken by the Corporation is not a Business Day, then such dividend shall be payable and such other action may be taken on or by the next succeeding day that is a Business Day.

2.	Dividends

(a)

During each Fixed Rate Period, the holders of the Series 5 First Preferred Shares shall be entitled to receive and the Corporation shall pay, as and when declared by the Board of Directors, out of the moneys of the Corporation properly applicable to the payment of dividends, fixed cumulative preferential cash dividends, payable quarterly, in the amount per Series 5 First Preferred Share determined by multiplying one quarter of the Annual Fixed Dividend Rate for such Fixed Rate Period by $25.00. Each such dividend payable to the holders of Series 5 First Preferred Shares shall be paid (less any tax required to be deducted or withheld by the Corporation), if declared by the Board of Directors, on each Dividend Payment Date; provided, however, that the amount of the dividend payable to each holder of Series 5 First Preferred Shares on the First Dividend Payment Date under this paragraph 2(a) shall be reduced by the amount, if any, of any dividend paid or other distribution made on any securities (for the purpose of this paragraph, the “initial securities”) transferred to the Corporation in exchange for the issuance of such Series 5 First Preferred Shares in respect of all or part of such Quarter ended on or prior to the First Dividend Payment Date pursuant to the rights, privileges, restrictions and conditions attaching to such initial securities.

(b)

On each Fixed Rate Calculation Date, the Corporation shall determine the Annual Fixed Dividend Rate for the ensuing Fixed Rate Period. Each such determination shall, in the absence of manifest error, be final and binding upon the Corporation and upon all holders of Series 5 First Preferred Shares. The Corporation shall, on each Fixed Rate Calculation Date, give written notice of the Annual Fixed Dividend Rate for the ensuing Fixed Rate Period to the registered holders of the then outstanding Series 5 First Preferred Shares. Each such notice shall be given by electronic transmission, by facsimile transmission or by ordinary unregistered first class prepaid mail addressed to each holder of Series 5 First Preferred Shares at the last address of such holder as it appears on the books of the Corporation or, in the event of the address of any holder not so appearing, to the address of such holder last known to the Corporation.

(c)

If a dividend has been declared for a Quarter and a date is fixed for a Liquidation, redemption or conversion that is prior to the Dividend Payment Date for such Quarter, a Pro Rated Dividend shall be payable on the date fixed for such Liquidation, redemption or conversion instead of the dividend declared, but if such Liquidation, redemption or conversion does not occur, then the full amount of the dividend declared shall be payable on the originally scheduled Dividend Payment Date.

(d)

If the dividend payable on any Dividend Payment Date is not paid in full on such date on all of the Series 5 First Preferred Shares then outstanding, such dividend or the unpaid part of it shall be paid on a subsequent date or dates to be determined by the Board of Directors on which the Corporation shall have sufficient moneys properly applicable, under the provisions of any applicable law, to the payment of the dividend.

(e)

Cheques of the Corporation payable in lawful money of Canada at par at any branch of the Corporation’s bankers in Canada may be issued in respect of the dividends (less any tax or other amount required to be deducted or withheld) and payment of the cheques shall satisfy such dividends, or payments in respect of dividends may be made in any other manner determined by the Corporation.

(f)	The holders of the Series 5 First Preferred Shares shall not be entitled to any dividend other than as specified in this paragraph (2).

3.	Purchase for Cancellation

Subject to the provisions of paragraphs (5) and (9) and subject to such provisions of the Canada Business Corporations Act as may be applicable, the Corporation may at any time or times purchase (if obtainable) for cancellation all or any part of the Series 5 First Preferred Shares outstanding from time to time

(a)	through the facilities of any stock exchange on which the Series 5 First Preferred Shares are listed,

(b)	by invitation for tenders addressed to all the holders of record of the Series 5 First Preferred Shares outstanding, or

(c)	in any other manner,

at the lowest price or prices at which, in the opinion of the Board of Directors, such shares are obtainable. If upon any invitation for tenders under the provisions of this paragraph (3) more Series 5 First Preferred Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is willing to purchase, the Corporation shall accept, to the extent required, the tenders submitted at the lowest price and then, if and as required, the tenders submitted at the next progressively higher prices, and if more shares are tendered at any such price than the Corporation is prepared to purchase, then the shares tendered at such price shall be purchased as nearly as may be pro rata (disregarding fractions) according to the number of Series 5 First Preferred Shares so tendered by each of the holders of Series 5 First Preferred Shares who submit tenders at that price. From and after the date of purchase of any Series 5 First Preferred Shares under the provisions of this paragraph (3), the shares so purchased shall be restored to the status of authorized but unissued shares.

4.	Redemption

(a)

Subject to the provisions of paragraph (9), on March 31, 2025, and on March 31 in every fifth year thereafter, the Corporation, upon giving notice as herein provided, may redeem all or any part of the Series 5 First Preferred Shares by the payment of an amount in cash for each share to be redeemed equal to $25.00 (such amount being the “redemption amount”) plus all accrued and unpaid dividends thereon to but excluding the date fixed for redemption (the whole constituting the “cash redemption price”).

(b)

In any case of redemption of Series 5 First Preferred Shares under the provisions of this paragraph (4), the Corporation shall, at least 30 days and not more than 60 days before the date specified for redemption, mail to each person who at the date of mailing is a registered holder of Series 5 First Preferred Shares to be redeemed a written notice of the intention of the Corporation to redeem such Series 5 First Preferred Shares. Such notice shall be mailed in a prepaid letter addressed to each such holder at the holder’s address as it appears on the books of the Corporation or, in the event of the address of any such holder not so appearing, to the last known address of such holder; provided, however, that accidental failure to give any such notice to one or more of such holders shall not affect the validity of such redemption. Such notice shall set out the cash redemption price and the date on which redemption is to take place and, if part only of the Series 5 First Preferred Shares held by the person to whom it is addressed is to be redeemed, the number so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Series 5 First Preferred Shares to be redeemed the cash redemption price (less any tax or other amount required to be deducted or withheld) on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the certificates for the Series 5 First Preferred Shares called for redemption, subject to the provisions of paragraph (14). Such payment shall be made by cheque payable at par at any branch of the Corporation’s bankers in Canada. Such Series 5 First Preferred Shares shall then be and be deemed to be redeemed and shall be restored to the status of authorized but unissued shares. If a part only of the shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified in any such notice, the Series 5 First Preferred Shares called for redemption shall cease to be entitled to dividends and the holders shall not be entitled to exercise any of the rights of holders in respect thereof unless payment of the cash redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected. The Corporation shall have the right, at any time after the mailing of notice of its intention to redeem any Series 5 First Preferred Shares, to deposit the cash redemption price (less any tax or other amount required to be deducted or withheld) of the shares so called for redemption, or of such of the shares represented by certificates that have not at the date of such deposit been surrendered by the holders in connection with such redemption, to a special account in any chartered bank or any trust company in Canada named in such notice, to be paid without interest to or to the order of the respective holders of such Series 5 First Preferred Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing such shares. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Series 5 First Preferred Shares in respect of which such deposit shall have been made shall then be and be deemed to be redeemed and shall be restored to the status of authorized but unissued shares and the rights of the holders after such deposit or such redemption date shall be limited to receiving without interest their proportionate part of the total cash redemption price so deposited against presentation and surrender of the certificates held by them respectively. Any interest allowed on any such deposit shall belong to the Corporation and any unclaimed funds remaining on deposit on the fifth anniversary date of the redemption shall be dealt with in accordance with the provisions of the Unclaimed Personal Property and Vested Property Act (Alberta). Subject to such provisions of the Canada Business Corporations Act as may be applicable, if less than all of the then outstanding Series 5 First Preferred Shares is at any time to be redeemed, the shares so to be redeemed shall be selected by lot in such manner as the Board of Directors or the transfer agent and registrar, if any, appointed by the Corporation in respect of such shares shall decide, or, if the Board of Directors so decides, such shares may be redeemed pro rata (disregarding fractions).

5.	Conversion into Series 6 First Preferred Shares

(a)

Holders of Series 5 First Preferred Shares shall have the right to convert on each Series 5 Conversion Date, subject to the provisions hereof, all or any of their Series 5 First Preferred Shares into Series 6 First Preferred Shares on the basis of one Series 5 First Preferred Share for each Series 6 First Preferred Share. The Corporation shall, not more than 60 days and not less than 30 days prior to the applicable Series 5 Conversion Date, give notice in writing in accordance with the provisions of subparagraph (2)(b) to the then registered holders of the Series 5 First Preferred Shares of the conversion right provided for in this paragraph (5), which notice shall set out the Series 5 Conversion Date and instructions to such holders as to the method by which such conversion right may be exercised. On the 30th day prior to each Series 5 Conversion Date, the Corporation shall give notice in writing to the then registered holders of the Series 5 First Preferred Shares of the Annual Fixed Dividend Rate for the Series 5 First Preferred Shares for the next succeeding Fixed Rate Period and the Floating Quarterly Dividend Rate for the Series 6 First Preferred Shares for the next succeeding Quarterly Floating Rate Period. Such notice shall be delivered in accordance with the provisions of subparagraph (2)(b).

(b)

If the Corporation gives notice as provided in paragraph (4) to the holders of the Series 5 First Preferred Shares of the redemption of all of the Series 5 First Preferred Shares, then the right of a holder of Series 5 First Preferred Shares to convert such Series 5 First Preferred Shares shall terminate effective on the date of such notice and the Corporation shall not be required to give the notice specified in subparagraph (a) of this paragraph (5).

(c)

Holders of Series 5 First Preferred Shares shall not be entitled to convert their Series 5 First Preferred Shares into Series 6 First Preferred Shares on a Series 5 Conversion Date if the Corporation determines that there would remain outstanding on a Series 5 Conversion Date less than 1,000,000 Series 6 First Preferred Shares, after having taken into account all Series 5 First Preferred Shares tendered for conversion into Series 6 First Preferred Shares and all Series 6 First Preferred Shares tendered for conversion into Series 5 First Preferred Shares, and the Corporation shall give notice in writing thereof in accordance with the provisions of subparagraph (2)(b) to all affected registered holders of the Series 5 First Preferred Shares at least seven days prior to the applicable Series 5 Conversion Date and shall issue and deliver, or cause to be delivered, prior to such Series 5 Conversion Date, at the expense of the Corporation, to such holders of Series 5 First Preferred Shares who have surrendered for conversion any certificate or certificates representing Series 5 First Preferred Shares, certificates representing the Series 5 First Preferred Shares represented by any certificate or certificates so surrendered.

(d)

If the Corporation determines that there would remain outstanding on a Series 5 Conversion Date less than 1,000,000 Series 5 First Preferred Shares, after having taken into account all Series 5 First Preferred Shares tendered for conversion into Series 6 First Preferred Shares and all Series 6 First Preferred Shares tendered for conversion into Series 5 First Preferred Shares on such Series 5 Conversion Date, then all of the remaining outstanding Series 5 First Preferred Shares shall be converted automatically into Series 6 First Preferred Shares on the basis of one Series 6 First Preferred Share for each Series 5 First Preferred Share on the applicable Series 5 Conversion Date and the Corporation shall give notice in writing thereof in accordance with the provisions of subparagraph (2)(b) to the then registered holders of such remaining Series 5 First Preferred Shares at least seven days prior to the Series 5 Conversion Date.

(e)

The conversion right may be exercised by a holder of Series 5 First Preferred Shares by notice in writing, in a form satisfactory to the Corporation (the “Series 5 Conversion Notice”), which notice must be received by the transfer agent and registrar for the Series 5 First Preferred Shares at the principal office in Toronto or Calgary of such transfer agent and registrar not earlier than the 30th day prior to, but not later than 5:00 p.m. (Toronto time) on the 15th day preceding, a Series 5 Conversion Date. The Series 5 Conversion Notice shall indicate the number of Series 5 First Preferred Shares to be converted. Once received by the transfer agent and registrar on behalf of the Corporation, the election of a holder to convert is irrevocable. Except in the case where the Series 6 First Preferred Shares are in the Book-Based System, if the Series 6 First Preferred Shares are to be registered in a name or names different from the name or names of the registered holder of the Series 5 First Preferred Shares to be converted, the Series 5 Conversion Notice shall contain written notice in form and execution satisfactory to such transfer agent and registrar directing the Corporation to register the Series 6 First Preferred Shares in some other name or names (the “Series 6 Transferee”) and stating the name or names (with addresses) and a written declaration, if required by the Corporation or by applicable law, as to the residence and share ownership status of the Series 6 Transferee and such other matters as may be required by such law in order to determine the entitlement of such Series 6 Transferee to hold such Series 6 First Preferred Shares.

(f)

If all remaining outstanding Series 5 First Preferred Shares are to be converted into Series 6 First Preferred Shares on the applicable Series 5 Conversion Date as provided for in subparagraph (d) of this paragraph (5), the Series 5 First Preferred Shares that holders have not previously elected to convert shall be converted on the Series 5 Conversion Date into Series 6 First Preferred Shares and the holders thereof shall be deemed to be holders of Series 6 First Preferred Shares at 5:00 p.m. (Toronto time) on the Series 5 Conversion Date and shall be entitled, upon surrender during regular business hours at the principal office in Toronto or Calgary of the transfer agent and registrar of the Corporation of the certificate or certificates representing Series 5 First Preferred Shares not previously surrendered for conversion, to receive a certificate or certificates representing the same number of Series 6 First Preferred Shares in the manner and subject to the provisions of this paragraph (5) and paragraph (14).

(g)

Subject to subparagraph (h) of this paragraph (5) and paragraph (14), as promptly as practicable after the Series 5 Conversion Date the Corporation shall deliver or cause to be delivered certificates representing the Series 6 First Preferred Shares registered in the name of the holders of the Series 5 First Preferred Shares to be converted, or as such holders shall have directed, on presentation and surrender at the principal office in Toronto or Calgary of the transfer agent and registrar for the Series 5 First Preferred Shares of the certificate or certificates for the Series 5 First Preferred Shares to be converted. If only a part of such Series 5 First Preferred Shares represented by any certificate shall be converted, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified in any Series 6 Conversion Notice, the Series 5 First Preferred Shares converted into Series 6 First Preferred Shares shall cease to be outstanding and shall be restored to the status of authorized but unissued shares, and the holders thereof shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights of holders in respect thereof unless the Corporation, subject to paragraph (14), shall fail to deliver to the holders of the Series 5 First Preferred Shares to be converted share certificates representing the Series 6 First Preferred Shares into which such shares have been converted.

(h)

The obligation of the Corporation to issue Series 6 First Preferred Shares upon conversion of any Series 5 First Preferred Shares shall be deferred during the continuance of any one or more of the following events:

(i)	the issuing of such Series 6 First Preferred Shares is prohibited pursuant to any agreement or arrangement entered into by the Corporation to assure its solvency or continued operation;

(ii)	the issuing of such Series 6 First Preferred Shares is prohibited by law or by any regulatory or other authority having jurisdiction over the Corporation that is acting in conformity with law; or

(iii)	for any reason beyond its control, the Corporation is unable to issue Series 6 First Preferred Shares or is unable to deliver Series 6 First Preferred Shares.

(i)

The Corporation reserves the right not to deliver Series 6 First Preferred Shares to any person that the Corporation or its transfer agent and registrar has reason to believe is a person whose address is in, or that the Corporation or its transfer agent and registrar has reason to believe is a resident of, any jurisdiction outside Canada if such delivery would require the Corporation to take any action to comply with the securities laws of such jurisdiction. In those circumstances, the Corporation shall hold, as agent of any such person, all or the relevant number of Series 6 First Preferred Shares, and the Corporation shall attempt to sell such Series 6 First Preferred Shares to parties other than the Corporation and its affiliates on behalf of any such person. Such sales (if any) shall be made at such times and at such prices as the Corporation, in its sole discretion, may determine. The Corporation shall not be subject to any liability for failure to sell Series 6 First Preferred Shares on behalf of any such person at all or at any particular price or on any particular day. The net proceeds received by the Corporation from the sale of any such Series 6 First Preferred Shares (less any tax or other amount required to be deducted or withheld) shall be delivered to any such person, after deducting the costs of sale, by cheque or in any other manner determined by the Corporation.

6.	Liquidation, Dissolution or Winding-up

In the event of a Liquidation, the holders of the Series 5 First Preferred Shares shall be entitled to receive $25.00 per Series 5 First Preferred Share plus all accrued and unpaid dividends thereon, which for such purpose shall be calculated on a pro rata basis for the period from and including the last Dividend Payment Date on which dividends on the Series 5 First Preferred Shares have been paid to but excluding the date of such Liquidation, before any amount shall be paid or any property or assets of the Corporation shall be distributed to the holders of the Common Shares or to the holders of any other shares ranking junior to the Series 5 First Preferred Shares in any respect. After payment to the holders of the Series 5 First Preferred Shares of the amount so payable to them pursuant to this paragraph (6), they shall not, as such, be entitled to share in any further distribution of the property or assets of the Corporation.

7.	Voting Rights

The holders of Series 6 First Preferred Shares will not be entitled (except as otherwise provided by law and except for meetings of the holders of First Preferred Shares as a class and meetings of the holders of Series 5 First Preferred Shares as a series) to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation unless and until the Corporation shall have failed to pay eight quarterly dividends on the Series 5 First Preferred Shares, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any moneys of the Corporation for the payment of such dividends. In the event of such non-payment, the holders of Series 5 First Preferred Shares shall have the right to receive notice of and to attend each meeting of shareholders of the Corporation at which directors are to be elected and which take place more than 60 days after the date on which the failure first occurs (other than separate meetings of holders of another class or series of shares), and such holders of Series 5 First Preferred Shares shall have the right, at any such meeting, to one vote with respect to resolutions to elect directors for each Series 5 First Preferred Share held until all such arrears of dividends have been paid, whereupon such rights shall cease unless and until the same default shall again arise under the provisions of this paragraph (7).

8.	Restrictions on Partial Redemption or Purchase

So long as any of the Series 5 First Preferred Shares are outstanding, the Corporation shall not call for redemption, purchase, reduce or otherwise pay for less than all the Series 5 First Preferred Shares and all other preferred shares then outstanding ranking prior to or on a parity with the Series 5 First Preferred Shares with respect to payment of dividends unless all dividends up to and including the dividends payable on the last preceding Dividend Payment Dates on all such shares then outstanding shall have been declared and paid or set apart for payment at the date of such call for redemption, purchase, reduction or other payment.

9.	Restrictions on Payment of Dividends and Reduction of Junior Capital

So long as any of the Series 5 First Preferred Shares are outstanding, the Corporation shall not:

(a)

declare, pay or set apart for payment any dividends (other than stock dividends in shares of the Corporation ranking junior to the Series 5 First Preferred Shares) on the Common Shares or any other shares of the Corporation ranking junior to the Series 5 First Preferred Shares with respect to payment of dividends; or

(b)

call for redemption, purchase, reduce the stated capital maintained by the Corporation or otherwise pay for any shares of the Corporation ranking junior to the Series 5 First Preferred Shares with respect to repayment of capital or with respect to payment of dividends;

unless all dividends up to and including the dividends payable on the last preceding Dividend Payment Dates on the Series 5 First Preferred Shares and on all other preferred shares ranking prior to or on a parity with the Series 5 First Preferred Shares with respect to payment of dividends then outstanding shall have been declared and paid or set apart for payment at the date of any such action referred to in subparagraphs 9(a) and (b).

10.	Issue of Additional Preferred Shares

No class of shares may be created or issued ranking as to repayment of capital or payment of dividends prior to the Series 5 First Preferred Shares without the prior approval of the holders of the Series 5 First Preferred Shares given as specified in paragraph (11), nor shall the number of Series 5 First Preferred Shares be increased without such approval; provided, however, that nothing in this paragraph (10) shall prevent the Corporation from creating additional series of Preferred Shares on a parity with the Series 5 First Preferred Shares and, if all dividends then payable on the Series 5 First Preferred Shares shall have been paid or set apart for payment, from issuing additional series of Preferred Shares without such approval.

11.	Sanction by Holders of Series 5 First Preferred Shares

The approval of the holders of the Series 5 First Preferred Shares with respect to any and all matters referred to in these share provisions may be given in writing by all of the holders of the Series 5 First Preferred Shares outstanding or by resolution duly passed and carried by not less than two-thirds of the votes cast on a poll at a meeting of the holders of the Series 5 First Preferred Shares duly called and held for the purpose of considering the subject matter of such resolution and at which holders of not less than a majority of all Series 5 First Preferred Shares then outstanding are present in person or represented by proxy in accordance with the by-laws of the Corporation; provided, however, that if at any such meeting, when originally held, the holders of at least a majority of all Series 5 First Preferred Shares then outstanding are not present in person or so represented by proxy within 30 minutes after the time fixed for the meeting, then the meeting shall be adjourned to such date, being not less than 15 days later, and to such time and place as may be fixed by the chairman of such meeting, and at such adjourned meeting the holders of Series 5 First Preferred Shares present in person or so represented by proxy, whether or not they hold a majority of all Series 5 First Preferred Shares then outstanding, may transact the business for which the meeting was originally called, and a resolution duly passed and carried by not less than two-thirds of the votes cast on a poll at such adjourned meeting shall constitute the approval of the holders of the Series 5 First Preferred Shares. Notice of any such original meeting of the holders of the Series 5 First Preferred Shares shall be given not less than 21 days prior to the date fixed for such meeting and shall specify in general terms the purpose for which the meeting is called, and notice of any such adjourned meeting shall be given not less than 10 days prior to the date fixed for such adjourned meeting, but it shall not be necessary to specify in such notice the purpose for which the adjourned meeting is called. The formalities to be observed with respect to the giving of notice of any such original meeting or adjourned meeting and the conduct of it shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at any such original meeting or adjourned meeting, each holder of Series 5 First Preferred Shares present in person or represented by proxy shall be entitled to one vote for each of the Series 5 First Preferred Shares held by such holder.

12.	Tax Election

The Corporation shall elect, in the manner and within the time provided under section 191.2 of the Income Tax Act (Canada) or any successor or replacement provision of similar effect, to pay tax at a rate, and shall take all other action necessary and permitted under such Act, such that no corporate holder of Series 5 First Preferred Shares shall be required to pay tax on dividends received on the Series 5 First Preferred Shares under section 187.2 of such Act or any successor or replacement provision of similar effect.

13.	Withholding Tax

Notwithstanding any other provision of these share provisions, the Corporation may deduct or withhold from any payment, distribution, issuance or delivery (whether in cash or in shares) to be made pursuant to these share provisions any amounts required by law to be deducted or withheld from any such payment, distribution, issuance or delivery and shall remit any such amounts to the relevant tax authority as required. If the cash component of any payment, distribution, issuance or delivery to be made pursuant to these share provisions is less than the amount that the Corporation.is so required to deduct or withhold, the Corporation shall be permitted to deduct and withhold from any non-cash payment, distribution, issuance or delivery to be made pursuant to these share provisions any amounts required by law to be deducted or withheld from any such payment, distribution, issuance or delivery and to dispose of such property in order to remit any amount required to be remitted to any relevant tax authority. Notwithstanding the foregoing, the amount of any payment, distribution, issuance or delivery made to a holder of Series 5 First Preferred Shares pursuant to these share provisions shall be considered to be the amount of the payment, distribution, issuance or delivery received by such holder plus any amount deducted or withheld pursuant to this paragraph (13). Holders of Series 5 First Preferred Shares shall be responsible for all withholding and other taxes imposed under Part XIII or section 116 of the Income Tax Act (Canada), or any successor or replacement provision of similar effect, in respect of any payment, distribution, issuance or delivery made or credited to them pursuant to these share provisions or in respect of the Series 5 First Preferred Shares and shall indemnify and hold harmless the Corporation on an after-tax basis for any such taxes imposed on any payment, distribution, issuance or delivery made or credited to them pursuant to these share provisions or in respect of the Series 5 First Preferred Shares.

14.	Book-Based System

(a)

Subject to the provisions of subparagraphs (b) and (c) of this paragraph (14) and notwithstanding the provisions of paragraphs (1) through (13) of these share provisions, the Series 5 First Preferred Shares shall be evidenced by a single fully registered Global Certificate representing the aggregate number of Series 5 First Preferred Shares issued by the Corporation which shall be held by, or on behalf of, the System Operator as custodian of the Global Certificate for the Participants or issued to the System Operator in uncertificated form and, in either case, registered in the name of “CDS & Co.” (or in such other name as the System Operator may use from time to time as its nominee for purposes of the Book-Based System), and registrations of ownership, transfers, surrenders and conversions of Series 5 First Preferred Shares shall be made only through the Book-Based System. Accordingly, subject to subparagraph (c) of this paragraph (14), no beneficial holder of Series 5 First Preferred Shares shall receive a certificate or other instrument from the Corporation or the System Operator evidencing such holder’s ownership thereof, and no such holder shall be shown on the records maintained by the System Operator except through a book-entry account of a Participant acting on behalf of such holder.

(b)	Notwithstanding the provisions of paragraphs (1) through (13), so long as the System Operator is the registered holder of the Series 5 First Preferred Shares:

(i)

the System Operator shall be considered the sole owner of the Series 5 First Preferred Shares for the purposes of receiving notices or payments on or in respect of the Series 5 First Preferred Shares or the delivery of Series 6 First Preferred Shares and certificates, if any, therefor upon the exercise of rights of conversion; and

(ii)

the Corporation, pursuant to the exercise of rights of redemption or conversion shall deliver or cause to be delivered to the System Operator, for the benefit of the beneficial holders of the Series 5 First Preferred Shares, the cash redemption price for the Series 5 First Preferred Shares or certificates, if any, for Series 6 First Preferred Shares against delivery to the Corporation’s account with the System Operator of such holders’ Series 5 First Preferred Shares.

(c)

If the Corporation determines that the System Operator is no longer willing or able to discharge properly its responsibilities with respect to the Book-Based System and the Corporation is unable to locate a qualified successor or the Corporation elects, or is required by applicable law, to withdraw the Series 5 First Preferred Shares from the Book- Based System, then subparagraphs (a) and (b) of this paragraph shall no longer be applicable to the Series 5 First Preferred Shares and the Corporation shall notify Book- Entry Holders through the System Operator of the occurrence of any such event or election and of the availability of Definitive Shares to Book-Entry Holders. Upon surrender by the System Operator of the Global Certificate, if applicable, to the transfer agent and registrar for the Series 5 First Preferred Shares accompanied by registration instructions for re-registration, the Corporation shall execute and deliver Definitive Shares. The Corporation shall not be liable for any delay in delivering such instructions and may conclusively act and rely on and shall be protected in acting and relying on such instructions. Upon the issuance of Definitive Shares, the Corporation shall recognize the registered holders of such Definitive Shares and the Book- Entry Shares for which such Definitive Shares have been substituted shall be void and of no further effect.

(d)

The provisions of paragraphs (1) through (13) and the exercise of rights of redemption and conversion with respect to Series 5 First Preferred Shares are subject to the provisions of this paragraph (14), and to the extent that there is any inconsistency or conflict between such provisions, the provisions of this paragraph (14) shall prevail.

15.	Wire or Electronic Transfer of Funds

Notwithstanding any other right, privilege, restriction or condition attaching to the Series 5 First Preferred Shares, the Corporation may, at its option, make any payment due to registered holders of Series 5 First Preferred Shares by way of a wire or electronic transfer of funds to such holders. If a payment is made by way of a wire or electronic transfer of funds, the Corporation shall be responsible for any applicable charges or fees relating to the making of such transfer. As soon as practicable following the determination by the Corporation that a payment is to be made by way of a wire or electronic transfer of funds, the Corporation shall provide a notice to the applicable registered holders of Series 5 First Preferred Shares at their respective addresses appearing on the books of the Corporation. Such notice shall request that each applicable registered holder of Series 5 First Preferred Shares provide the particulars of an account of such holder with a chartered bank in Canada to which the wire or electronic transfer of funds shall be directed. If the Corporation does not receive account particulars from a registered holder of Series 5 First Preferred Shares prior to the date such payment is to be made, the Corporation shall deposit the funds otherwise payable to such holder in a special account or accounts in trust for such holder. The making of a payment by way of a wire or electronic transfer of funds or the deposit by the Corporation of funds otherwise payable to a holder in a special account or accounts in trust for such holder shall be deemed to constitute payment by the Corporation on the date thereof and shall satisfy and discharge all liabilities of the Corporation for such payment to the extent of the amount represented by such transfer or deposit.

16.	Amendments

The provisions attaching to the Series 5 First Preferred Shares may be deleted, varied, modified, amended or amplified by articles of amendment with such approval as may then be required by the Canada Business Corporations Act with any such approval to be given in accordance with paragraph (11) and with any required approvals of any stock exchanges on which the Series 5 First Preferred Shares may be listed.

SCHEDULE “F”

Attached to and forming part of the

Articles of Amendment of

CENOVUS ENERGY INC.

(the “Corporation”)

The sixth series of First Preferred Shares of the Corporation shall consist of 8,000,000 shares designated as Cumulative Redeemable First Preferred Shares, Series 6 (the “Series 6 First Preferred Shares”). In addition to the rights, privileges, restrictions and conditions attaching to the First Preferred Shares as a class, the rights, privileges, restrictions and conditions attaching to the Series 6 First Preferred Shares shall be as follows:

1.	Interpretation

(a)	In these Series 6 First Preferred Share provisions, the following expressions have the meanings indicated:

(i)

“Annual Fixed Dividend Rate” means: (i) for the Initial Fixed Rate Period, 4.591%, and (ii) thereafter, for any Fixed Rate Period, the annual rate of interest (expressed as a percentage rounded to the nearest one hundred-thousandth of one percent (with 0.000005% being rounded up)) equal to the sum of the Government of Canada Yield on the applicable Fixed Rate Calculation Date and 3.57%;

(ii)

“Bloomberg Screen GCAN5YR Page” means the display designated as page “GCAN5YR<INDEX>” on the Bloomberg Financial L.P. service or its successor service (or such other page as may replace the “GCAN5YR<INDEX>” page on that service or its successor service) for purposes of displaying Government of Canada bond yields;

(iii)	“Board of Directors” means the board of directors of the Corporation;

(iv)

“Book-Based System” means the record entry securities transfer and pledge system administered by the System Operator in accordance with the operating rules and procedures of the System Operator in force from time to time and any successor system thereof;

(v)	“Book-Entry Holder” means the person that is the beneficial holder of a Book- Entry Share;

(vi)	“Book-Entry Shares” means the Series 6 First Preferred Shares held through the Book- Based System;

(vii)	“Business Day” means a day on which chartered banks are generally open for business in both Calgary, Alberta and Toronto, Ontario;

(viii)	“CDS” means CDS Clearing and Depository Services Inc. or any successor thereof;

(ix)	“Common Shares” means the common shares of the Corporation;

(x)	“Definitive Share” means a fully registered, typewritten, printed, lithographed, engraved or otherwise produced share certificate representing one or more Series 6 First Preferred Shares;

(xi)

“Dividend Payment Date” means the last day of March, June, September and December in each year; provided that, if such date is not a Business Day, the applicable Dividend Payment Date will be the next succeeding Business Day;

(xii)	“First Dividend Payment Date” means the first Dividend Payment Date occurring after the Issue Date;

(xiii)	“First Preferred Shares” means the First Preferred Shares of the Corporation;

(xiv)

“Fixed Rate Period” means: (i) first, the Initial Fixed Rate Period; (ii) second, the period from and including the day immediately following the last day of the Initial Fixed Rate Period to, but excluding, March 31 in the fifth year thereafter; and (iii) subsequently, the period from and including the day immediately following the last day of the immediately preceding Fixed Rate Period to, but excluding, March 31 in the fifth year thereafter;

(xv)	“Fixed Rate Calculation Date” means, for any Fixed Rate Period, the 30th day prior to the first day of such Fixed Rate Period;

(xvi)

“Floating Quarterly Dividend Rate” means, for any Quarterly Floating Rate Period, the annual rate of interest (expressed as a percentage rounded to the nearest one hundred-thousandth of one percent (with 0.000005% being rounded up)) equal to the sum of the T-Bill Rate on the applicable Floating Rate Calculation Date and 3.57%;

(xvii)	“Floating Rate Calculation Date” means, for any Quarterly Floating Rate Period, the 30th day prior to the first day of such Quarterly Floating Rate Period;

(xviii)	“Global Certificate” means the global certificate representing outstanding Book- Entry Shares;

(xix)

“Government of Canada Yield” on any date means the yield to maturity on such date (assuming semi-annual compounding) of a Canadian dollar denominated non-callable Government of Canada bond with a term to maturity of five years as quoted as of 10:00 a.m. (Toronto time) on such date and that appears on the Bloomberg Screen GCAN5YR Page on such date; provided that if such rate does not appear on the Bloomberg Screen GCAN5YR Page on such date, then the Government of Canada Yield shall mean the arithmetic average of the yields quoted to the Corporation by two registered Canadian investment dealers selected by the Corporation as being the annual yield to maturity on such date, compounded semi-annually, that anon-callable Government of Canada bond would carry if issued, in Canadian dollars in Canada, at 100% of its principal amount on such date with a term to maturity of five years;

(xx)	“Initial Fixed Rate Period” means the period from and including the Issue Date to, but excluding, March 31, 2025;

(xxi)	“Issue Date” means the date the Series 6 First Preferred Shares created pursuant to these Articles of Amendment are issued;

(xxii)

“Liquidation” means the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs;

(xxiii)	“Participants” means the participants in the Book-Based System;

(xxiv)

“Pro Rated Dividend” means the amount determined by multiplying the amount of the dividend payable for a Quarter in which a Liquidation, conversion or redemption is to occur by four and multiplying that product by a fraction, the numerator of which is the number of days from and including the Dividend Payment Date immediately preceding the date fixed for Liquidation, conversion or redemption to but excluding such date and the denominator of which is 365 or 366, depending upon the actual number of days in the applicable year;

(xxv)	“Quarter” means a three-month period ending on a Dividend Payment Date;

(xxvi)	“Quarterly Commencement Date” means the last day of March, June, September and December in each year;

(xxvii)	“Quarterly Floating Rate Period” means the period from and including a Quarterly Commencement Date to but excluding the next succeeding Quarterly Commencement Date;

(xxviii)	“Series 5 First Preferred Shares” means the Cumulative Redeemable First Preferred Shares, Series 5 of the Corporation;

(xxix)	“Series 6 Conversion Date” means March 31, 2025, and March 31 in every fifth year thereafter;

(xxx)	“System Operator” means CDS or its nominee or any successor thereof; and

(xxxi)

“T-Bill Rate” means, for any Quarterly Floating Rate Period, the average yield expressed as an annual rate on 90 day Government of Canada treasury bills, as reported by the Bank of Canada, for the most recent treasury bills auction preceding the applicable Floating Rate Calculation Date.

(b)

The expressions “on a parity with”, “ranking prior to”, “ranking junior to” and similar expressions refer to the order of priority in the payment of dividends or in the distribution of assets in the event of any Liquidation.

(c)

If any day on which any dividend on the Series 6 First Preferred Shares is payable by the Corporation or on or by which any other action is required to be taken by the Corporation is not a Business Day, then such dividend shall be payable and such other action may be taken on or by the next succeeding day that is a Business Day.

2.	Dividends

(a)

During each Quarterly Floating Rate Period, the holders of the Series 6 First Preferred Shares shall be entitled to receive and the Corporation shall pay, as and when declared by the Board of Directors, out of the moneys of the Corporation properly applicable to the payment of dividends, cumulative preferential cash dividends, payable quarterly, in the amount per Series 6 First Preferred Share determined by multiplying the Floating Quarterly Dividend Rate for such Quarterly Floating Rate Period by $25.00 and multiplying that product by a fraction, the numerator of which is the actual number of days in such Quarterly Floating Rate Period and the denominator of which is 365 or 366, depending on the actual number of days in the applicable year. Each such dividend payable to the holders of Series 6 First Preferred Shares shall be paid (less any tax required to be deducted or withheld by the Corporation), if declared by the Board of Directors, on each Dividend Payment Date; provided, however, that the amount of the dividend payable to each holder of Series 5 First Preferred Shares on the First Dividend Payment Date under this paragraph 2(a) shall be reduced by the amount, if any, of any dividend paid on any securities (for the purpose of this paragraph, the “initial securities”) transferred to the Corporation in exchange for the issuance of such Series 6 First Preferred Shares in respect of all or part of such Quarter ended on or prior to the First Dividend Payment Date pursuant to the rights, privileges, restrictions and conditions attaching to such initial securities.

(b)

On each Floating Rate Calculation Date, the Corporation shall determine the Floating Quarterly Dividend Rate for the ensuing Quarterly Floating Rate Period. Each such determination shall, in the absence of manifest error, be final and binding upon the Corporation and upon all holders of Series 6 First Preferred Shares. The Corporation shall, on each Floating Rate Calculation Date, give written notice of the Floating Quarterly Dividend Rate for the ensuing Quarterly Floating Rate Period to the registered holders of the then outstanding Series 6 First Preferred Shares. Each such notice shall be given by electronic transmission, by facsimile transmission or by ordinary unregistered first class prepaid mail addressed to each holder of Series 6 First Preferred Shares at the last address of such holder as it appears on the books of the Corporation or, in the event of the address of any holder not so appearing, to the address of such holder last known to the Corporation.

(c)

If a dividend has been declared for a Quarter and a date is fixed for a Liquidation, redemption or conversion that is prior to the Dividend Payment Date for such Quarter, a Pro Rated Dividend shall be payable on the date fixed for such Liquidation, redemption or conversion instead of the dividend declared, but if such Liquidation, redemption or conversion does not occur, then the full amount of the dividend declared shall be payable on the originally scheduled Dividend Payment Date.

(d)

If the dividend payable on any Dividend Payment Date is not paid in full on such date on all of the Series 6 First Preferred Shares then outstanding, such dividend or the unpaid part of it shall be paid on a subsequent date or dates to be determined by the Board of Directors on which the Corporation shall have sufficient moneys properly applicable, under the provisions of any applicable law, to the payment of the dividend.

(e)

Cheques of the Corporation payable in lawful money of Canada at par at any branch of the Corporation’s bankers in Canada may be issued in respect of the dividends (less any tax or other amount required to be deducted or withheld) and payment of the cheques shall satisfy such dividends, or payments in respect of dividends may be made in any other manner determined by the Corporation.

(f)	The holders of the Series 6 First Preferred Shares shall not be entitled to any dividend other than as specified in this paragraph (2).

3.	Purchase for Cancellation

Subject to the provisions of paragraphs (5) and (9) and subject to such provisions of the Canada Business Corporations Act as may be applicable, the Corporation may at any time or times purchase (if obtainable) for cancellation all or any part of the Series 6 First Preferred Shares outstanding from time to time

(a)	through the facilities of any stock exchange on which the Series 6 First Preferred Shares are listed,

(b)	by invitation for tenders addressed to all the holders of record of the Series 6 First Preferred Shares outstanding, or

(c)

in any other manner, at the lowest price or prices at which, in the opinion of the Board of Directors, such shares are obtainable. If upon any invitation for tenders under the provisions of this paragraph (3) more Series 6 First Preferred Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is willing to purchase, the Corporation shall accept, to the extent required, the tenders submitted at the lowest price and then, if and as required, the tenders submitted at the next progressively higher prices, and if more shares are tendered at any such price than the Corporation is prepared to purchase, then the shares tendered at such price shall be purchased as nearly as may be pro rata (disregarding fractions) according to the number of Series 6 First Preferred Shares so tendered by each of the holders of Series 6 First Preferred Shares who submit tenders at that price. From and after the date of purchase of any Series 6 First Preferred Shares under the provisions of this paragraph (3), the shares so purchased shall be restored to the status of authorized but unissued shares.

4.	Redemption

(a)

Subject to the provisions of paragraph (9), the Corporation, upon giving notice as herein provided, may redeem all or any part of the Series 6 First Preferred Shares by the payment of an amount in cash for each share to be redeemed equal to:

(i)	$25.00 in the case of a redemption on a Series 6 Conversion Date on or after March 31, 2025, or

(ii)	(ii) $25.50 in the case of a redemption on any other date after the Issue Date that is not a Series 6 Conversion Date,

(such amount being the “redemption amount”) plus all accrued and unpaid dividends thereon, which for such purpose shall be calculated on a pro rata basis for the period from and including the last Dividend Payment Date on which dividends on the Series 6 First Preferred Shares have been paid to but excluding the date fixed for redemption (the whole constituting the “cash redemption price”).

(b)

In any case of redemption of Series 6 First Preferred Shares under the provisions of this paragraph (4), the Corporation shall, at least 30 days and not more than 60 days before the date specified for redemption, mail to each person who at the date of mailing is a registered holder of Series 6 First Preferred Shares to be redeemed a written notice of the intention of the Corporation to redeem such Series 6 First Preferred Shares. Such notice shall be mailed in a prepaid letter addressed to each such holder at the holder’s address as it appears on the books of the Corporation or, in the event of the address of any such holder not so appearing, to the last known address of such holder; provided, however, that accidental failure to give any such notice to one or more of such holders shall not affect the validity of such redemption. Such notice shall set out the cash redemption price and the date on which redemption is to take place and, if part only of the Series 6 First Preferred Shares held by the person to whom it is addressed is to be redeemed, the number so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Series 6 First Preferred Shares to be redeemed the cash redemption price (less any tax or other amount required to be deducted or withheld) on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the certificates for the Series 6 First Preferred Shares called for redemption, subject to the provisions of paragraph (14). Such payment shall be made by cheque payable at par at any branch of the Corporation’s bankers in Canada. Such Series 6 First Preferred Shares shall then be and be deemed to be redeemed and shall be restored to the status of authorized but unissued shares. If a part only of the shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified in any such notice, the Series 6 First Preferred Shares called for redemption shall cease to be entitled to dividends and the holders shall not be entitled to exercise any of the rights of holders in respect thereof unless payment of the cash redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected. The Corporation shall have the right, at any time after the mailing of notice of its intention to redeem any Series 6 First Preferred Shares, to deposit the cash redemption price (less any tax or other amount required to be deducted or withheld) of the shares so called for redemption, or of such of the shares represented by certificates that have not at the date of such deposit been surrendered by the holders in connection with such redemption, to a special account in any chartered bank or any trust company in Canada named in such notice, to be paid without interest to or to the order of the respective holders of such Series 6 First Preferred Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing such shares. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Series 6 First Preferred Shares in respect of which such deposit shall have been made shall then be and be deemed to be redeemed and shall be restored to the status of authorized but unissued shares and the rights of the holders after such deposit or such redemption date shall be limited to receiving without interest their proportionate part of the total cash redemption price so deposited against presentation and surrender of the certificates held by them respectively. Any interest allowed on any such deposit shall belong to the Corporation and any unclaimed funds remaining on deposit on the fifth anniversary date of the redemption shall be dealt with in accordance with the provisions of the Unclaimed Personal Property and Vested Property Act (Alberta). Subject to such provisions of the Canada Business Corporations Act as may be applicable, if less than all of the then outstanding Series 6 First Preferred Shares is at any time to be redeemed, the shares so to be redeemed shall be selected by lot in such manner as the Board of Directors or the transfer agent and registrar, if any, appointed by the Corporation in respect of such shares shall decide, or, if the Board of Directors so decides, such shares may be redeemed pro rata (disregarding fractions).

5.	Conversion into Series 5 First Preferred Shares

(a)

Holders of Series 6 First Preferred Shares shall have the right to convert on each Series 6 Conversion Date, subject to the provisions hereof, all or any of their Series 6 First Preferred Shares into Series 5 First Preferred Shares on the basis of one Series 5 First Preferred Share for each Series 6 First Preferred Share. The Corporation shall, not more than 60 days and not less than 30 days prior to the applicable Series 6 Conversion Date, give notice in writing in accordance with the provisions of subparagraph 2(b) to the then registered holders of the Series 6 First Preferred Shares of the conversion right provided for in this paragraph (5), which notice shall set out the Series 6 Conversion Date and instructions to such holders as to the method by which such conversion right may be exercised. On the 30th day prior to each Series 6 Conversion Date, the Corporation shall give notice in writing to the then registered holders of the Series 6 First Preferred Shares of the Annual Fixed Dividend Rate for the Series 5 First Preferred Shares for the next succeeding Fixed Rate Period and the Floating Quarterly Dividend Rate for the Series 6 First Preferred Shares for the next succeeding Quarterly Floating Rate Period. Such notice shall be delivered in accordance with the provisions of subparagraph (2)(b).

(b)

If the Corporation gives notice as provided in paragraph (4) to the holders of the Series 6 First Preferred Shares of the redemption of all of the Series 6 First Preferred. Shares, then the right of a holder of Series 6 First Preferred Shares to convert such Series 6 First Preferred Shares shall terminate effective on the date of such notice and the Corporation shall not be required to give the notice specified in subparagraph (a) of this paragraph (5).

(c)

Holders of Series 6 First Preferred Shares shall not be entitled to convert their Series 6 First Preferred Shares on a Series 6 Conversion Date into Series 5 First Preferred Shares if the Corporation determines that there would remain outstanding on a Series 6 Conversion Date less than 1,000,000 Series 5 First Preferred Shares, after having taken into account all Series 6 First Preferred Shares tendered for conversion into Series 5 First Preferred Shares and all Series 5 First Preferred Shares tendered for conversion into Series 6 First Preferred Shares, and the Corporation shall give notice in writing thereof in accordance with the provisions of subparagraph (2)(b) to all affected registered holders of the Series 6 First Preferred Shares at least seven days prior to the applicable Series 6 Conversion Date and shall issue and deliver, or cause to be delivered, prior to such Series 6 Conversion Date, at the expense of the Corporation, to such holders of Series 6 First Preferred Shares who have surrendered for conversion any certificate or certificates representing Series 6 First Preferred Shares, certificates representing the Series 6 First Preferred Shares represented by any certificate or certificates so surrendered.

(d)

If the Corporation determines that there would remain outstanding on a Series 6 Conversion Date less than 1,000,000 Series 6 First Preferred Shares, after having taken into account all Series 6 First Preferred Shares tendered for conversion into Series 5 First Preferred Shares and all Series 5 First Preferred Shares tendered for conversion into Series 6 First Preferred Shares on such Series 6 Conversion Date, then all of the remaining outstanding Series 6 First Preferred Shares shall be converted automatically into Series 5 First Preferred Shares on the basis of one Series 5 First Preferred Share for each Series 6 First Preferred Share on the applicable Series 6 Conversion Date and the Corporation shall give notice in writing thereof in accordance with the provisions of subparagraph (2)(b) to the then registered holders of such remaining Series 6 First Preferred Shares at least seven days prior to the Series 6 Conversion Date.

(e)

The conversion right may be exercised by a holder of Series 6 First Preferred Shares by notice in writing, in a form satisfactory to the Corporation (the “Series 6 Conversion Notice”), which notice must be received by the transfer agent and registrar for the Series 6 First Preferred Shares at the principal office in Toronto or Calgary of such transfer agent and registrar not earlier than the 30th day prior to, but not later than 5:00 p.m. (Toronto time) on the 15th day preceding, a Series 6 Conversion Date. The Series 6 Conversion Notice shall indicate the number of Series 6 First Preferred Shares to be converted. Once received by the transfer agent and registrar on behalf of the Corporation, the election of a holder to convert is irrevocable. Except in the case where the Series 5 First Preferred Shares are in the Book-Based System, i:f the Series 5 First Preferred Shares are to be registered in a name or names different from the name or names of the registered holder of the Series 6 First Preferred Shares to be converted, the Series 6 Conversion Notice shall contain written notice in form and execution satisfactory to such transfer agent and registrar directing the Corporation to register the Series 5 First Preferred Shares in some other name or names (the “Series 5 Transferee”) and stating the name or names (with addresses) and a written declaration, if required by the Corporation or by applicable law, as to the residence and share ownership status of the Series 5 Transferee and such other matters as may be required by such law in order to determine the entitlement o£ such Series 5 Transferee to hold such Series 5 First Preferred Shares.

(f)

If all remaining outstanding Series 6 First Preferred Shares are to be converted into Series 5 First Preferred Shares on the applicable Series 6 Conversion Date as provided for in subparagraph (d) of this paragraph (5), the Series 6 First Preferred Shares that holders have not previously elected to convert shall be converted on the Series 6 Conversion Date into Series 5 First Preferred Shares and the holders thereof shall be deemed to be holders of Series 5 First Preferred Shares at 5:00 p.m. (Toronto time) on the Series 6 Conversion Date and shall be entitled, upon surrender during regular business hours at the principal office in Toronto or Calgary of the transfer agent and registrar of the Corporation of the certificate or certificates representing Series 6 First Preferred Shares not previously surrendered for conversion, to receive a certificate or certificates representing the same number of Series 5 First Preferred Shares in the manner and subject to the provisions of this paragraph (5) and paragraph (14).

(g)

Subject to subparagraph (h) of this paragraph (5) and paragraph (14), as promptly as practicable after the Series 6 Conversion Date the Corporation shall deliver or cause to be delivered certificates representing the Series 5 First Preferred Shares registered in the name of the holders of the Series 6 First Preferred Shares to be converted, or as such holders shall have directed, on presentation and surrender at the principal office in Toronto or Calgary of the transfer agent and registrar for the Series 6 First Preferred Shares of the certificate or certificates for the Series 6 First Preferred Shares to be converted. If only a part of such Series 6 First Preferred Shares represented by any certificate shall be converted, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified in any Series 6 Conversion Notice, the Series 6 First Preferred Shares converted into Series 5 First Preferred Shares shall cease to be outstanding and shall be restored to the status of authorized but unissued shares, and the holders thereof shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights of holders in respect thereof unless the Corporation, subject to paragraph (14) shall fail to deliver to the holders of the Series 6 First Preferred Shares to be converted share certificates representing the Series 5 First Preferred Shares into which such shares have been converted.

(h)

The obligation of the Corporation to issue Series 5 First Preferred Shares upon conversion of any Series 6 First Preferred Shares shall be deferred during the continuance of any one or more of the following events:

(i)	the issuing of such Series 5 First Preferred Shares is prohibited pursuant to any agreement or arrangement entered into by the Corporation to assure its solvency or continued operation;

(ii)	the issuing of such Series 5 First Preferred Shares is prohibited by law or by any regulatory or other authority having jurisdiction over the Corporation that is acting in conformity with law; or

(iii)	for any reason beyond its control, the Corporation is unable to issue Series 5 First Preferred Shares or is unable to deliver Series 5 First Preferred Shares.

(i)

The Corporation reserves the right not to deliver Series 5 First Preferred Shares to any person that the Corporation or its transfer agent and registrar has reason to believe is a person whose address is in, or that the Corporation or its transfer agent and registrar has reason to believe is a resident of any jurisdiction outside Canada if such delivery would require the Corporation to take any action to comply with the securities laws of such jurisdiction. In those circumstances, the Corporation shall hold, as agent of any such person, all or the relevant number of Series 5 First Preferred Shares, and the Corporation shall attempt to sell such Series 5 First Preferred Shares to parties other than the Corporation and its affiliates on behalf of any such person. Such sales (if any) shall be made at such times and at such prices as the Corporation, in its sole discretion, may determine. The Corporation shall not be subject to any liability for failure to sell Series 5 First Preferred Shares on behalf of any such person at all or at any particular price or on any particular day. The net proceeds received by the Corporation from the sale of any such Series 5 First Preferred Shares (less any tax or other amount required to be deducted or withheld) shall be delivered to any such person, after deducting the costs of sale, by cheque or in any other manner determined by the Corporation.

6.	Liquidation, Dissolution or Winding-up

In the event of a Liquidation, the holders of the Series 6 First Preferred Shares shall be entitled to receive $25.00 per Series 6 First Preferred Share plus all accrued and unpaid dividends thereon, which for such purpose shall be calculated on a pro rata basis for the period from and including the last Dividend Payment Date on which dividends on the Series 6 First Preferred Shares have been paid to but excluding the date of such Liquidation, before any amount shall be paid or any property or assets of the Corporation shall be distributed to the holders of the Common Shares or to the holders of any other shares ranking junior to the Series 6 First Preferred Shares in any respect. After payment to the holders of the Series 6 First Preferred Shares of the amount so payable to them pursuant to this paragraph (6), they shall not, as such, be entitled to share in any further distribution of the property or assets of the Corporation.

7.	Voting Rights

The holders of Series 6 First Preferred Shares will not be entitled (except as otherwise provided by law and except for meetings of the holders of First Preferred Shares as a class and meetings of the holders of Series 6 First Preferred Shares as a series) to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation unless and until the Corporation shall have failed to pay eight quarterly dividends on the Series 6 First Preferred Shares, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any moneys of the Corporation for the payment of such dividends. In the event of such non-payment, the holders of Series 6 First Preferred Shares shall have the right to receive notice of and to attend each meeting of shareholders of the Corporation at which directors are to be elected and which take place more than 60 days after the date on which the failure first occurs (other than separate meetings of holders of another class or series of shares), and such holders of Series 6 First Preferred Shares shall have the right, at any such meeting, to one vote with respect to resolutions to elect directors for each Series 6 First Preferred Share held until all such arrears of dividends have been paid, whereupon such rights shall cease unless and until the same default shall again arise under the provisions of this paragraph (7).

8.	Restrictions on Partial Redemption or Purchase

So long as any of the Series 6 First Preferred Shares are outstanding, the Corporation shall not call for redemption, purchase, reduce or otherwise pay for less than all the Series 6 First Preferred Shares and all other preferred shares then outstanding ranking prior to or on a parity with the Series 6 First Preferred Shares with respect to payment of dividends unless all dividends up to and including the dividends payable on the last preceding Dividend Payment Dates on all such shares then outstanding shall have been declared and paid or set apart for payment at the date of such call for redemption, purchase, reduction or other payment.

9.	Restrictions on Payment of Dividends and Reduction of Junior Capital

So long as any of the Series 6 First Preferred Shares are outstanding, the Corporation shall not:

(a)

declare, pay or set apart for payment any dividends (other than stock dividends in shares of the Corporation ranking junior to the Series 6 First Preferred Shares) on the Common Shares or any other shares of the Corporation ranking junior to the Series 6 First Preferred Shares with respect to payment of dividends; or

(b)

call for redemption, purchase, reduce the stated capital maintained by the Corporation or otherwise pay for any shares of the Corporation ranking junior to the Series 6 First Preferred Shares with respect to repayment of capital or with respect to payment of dividends;

unless all dividends up to and including the dividends payable on the last preceding Dividend Payment Dates on the Series 6 First Preferred Shares and on all other preferred shares ranking prior to or on a parity with the Series 6 First Preferred Shares with respect to payment of dividends then outstanding shall have been declared and paid or set apart for payment at the date of any such action referred to in subparagraphs 9 (a) and (b).

10.	Issue of Additional Preferred Shares

No class of shares may be created or issued ranking as to repayment of capital or payment of dividends prior to the Series 6 First Preferred Shares without the prior approval of the holders of the Series 6 First Preferred Shares given as specified in paragraph (11), nor shall the number of Series 6 First Preferred Shares be increased without such approval; provided, however, that nothing in this paragraph (10) shall prevent the Corporation from creating additional series of Preferred Shares on a parity with the Series 6 First Preferred Shares and, if all dividends then payable on the Series 6 First Preferred Shares shall have been paid or set apart for payment, from issuing additional series of Preferred Shares without such approval.

11.	Sanction by Holders of Series 6 First Preferred Shares

The approval of the holders of the Series 6 First Preferred Shares with respect to any and all matters referred to in these share provisions may be given in writing by all of the holders of the Series 6 First Preferred Shares outstanding or by resolution duly passed and carried by not less than two-thirds of the votes cast on a poll at a meeting of the holders of the Series 6 First Preferred Shares duly called and held for the purpose of considering the subject matter of such resolution and at which holders of not less than a majority of all Series 6 First Preferred Shares then outstanding are present in person or represented by proxy in accordance with the by-laws of the Corporation; provided, however, that if at any such meeting, when originally held, the holders of at least a majority of all Series 6 First Preferred Shares then outstanding are not present in person or so represented by proxy within 30 minutes after the time fixed for the meeting, then the meeting shall be adjourned to such date, being not less than 15 days later, and to such time and place as may be fixed by the chairman of such meeting, and at such adjourned meeting the holders of Series 6 First Preferred Shares present in person or so represented by proxy, whether or not they hold a majority of all Series 6 First Preferred Shares then outstanding, may transact the business for which the meeting was originally called, and a resolution duly passed and carried by not less than. two-thirds of the votes cast on a poll at such adjourned meeting shall constitute the approval of the holders of the Series 6 First Preferred Shares. Notice of any such original meeting of the holders of the Series 6 First Preferred Shares shall be given not less than 21 days prior to the date fixed for such meeting and shall specify in general terms the purpose for which the meeting is called, and notice of any such adjourned meeting shall be given not less than 10 days prior to the date fixed for such adjourned meeting, but it shall not be necessary to specify in such notice the purpose for which the adjourned meeting is called. The formalities to be observed with respect to the giving of notice of any such original meeting or adjourned meeting and the conduct of it shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at any such original meeting or adjourned meeting, each holder of Series 6 First Preferred Shares present in person or represented by proxy shall be entitled to one vote for each of the Series 6 First Preferred Shares held by such holder.

12.	Tax Election

The Corporation shall elect, in the manner and within the time provided under section 191.2 of the Income Tax Act (Canada) or any successor or replacement provision of similar effect, to pay tax at a rate, and shall take all other action necessary and permitted under such Act, such that no corporate holder of Series 6 First Preferred Shares shall be required to pay tax on dividends received on the Series 6 First Preferred Shares under section 187.2 of such Act or any successor or replacement provision of similar effect.

13.	Withholding Tax

(a)

Notwithstanding any other provision of these share provisions, the Corporation may deduct or withhold from any payment, distribution, issuance or delivery (whether in cash or in shares) to be made pursuant to these share provisions any amounts required by law to be deducted or withheld from any such payment, distribution, issuance or delivery and shall remit any such amounts to the relevant tax authority as required. If the cash component of any payment, distribution, issuance or delivery to be made pursuant to these share provisions is less than the amount that the Corporation is so required to deduct or withhold, the Corporation shall be permitted to deduct and withhold from any non-cash payment, distribution, issuance or delivery to be made pursuant to these share provisions any amounts required by law to be deducted or withheld from any such payment, distribution, issuance or delivery and to dispose of such property in order to remit any amount required to be remitted to any relevant tax authority.

(b)

Notwithstanding the foregoing, the amount of any payment, distribution, issuance or delivery made to a holder of Series 6 First Preferred Shares pursuant to these share provisions shall be considered to be the amount of the payment, distribution, issuance or delivery received by such holder plus any amount deducted or withheld pursuant to this paragraph (13).

(c)

Holders of Series 6 First Preferred Shares shall be responsible for all withholding and other taxes imposed under Part XIII or section 116 of the Income Tax Act (Canada), or any successor or replacement provision of similar effect, in respect of any payment, distribution, issuance or delivery made or credited to them pursuant to these share provisions or in respect of the Series 6 First Preferred Shares and shall indemnify and hold harmless the Corporation on an after-tax basis for any such taxes imposed on any payment, distribution, issuance or delivery made or credited to them pursuant to these share provisions or in respect of the Series 6 First Preferred Shares.

14.	Book-Based System

(a)

Subject to the provisions of subparagraphs (b) and (c) of this paragraph (14) and notwithstanding the provisions of paragraphs (1) through (13) of these share provisions, the Series 6 First Preferred Shares shall be evidenced by a single fully registered Global Certificate representing the aggregate number of Series 6 First Preferred Shares issued by the Corporation which shall be held by, or on behalf of, the System Operator as custodian of the Global Certificate for the Participants or issued to the System Operator in uncertificated form and, in either case, registered in the name of “CDS & Co.” (or in such other name as the System Operator may use from time to time as its nominee for purposes of the Book-Based System), and registrations of ownership, transfers, surrenders and conversions of Series 6 First Preferred Shares shall be made only through the Book-Based System. Accordingly, subject to subparagraph (c) of this paragraph (14), no beneficial holder of Series 6 First Preferred Shares shall receive a certificate or other instrument from the Corporation or the System Operator evidencing such holder’s ownership thereof, and no such holder shall be shown on the records maintained by the System Operator except through a book-entry account of a Participant acting on behalf of such holder.

(b)	Notwithstanding the provisions of paragraphs (1) through (13), so long as the System Operator is the registered holder of the Series 6 First Preferred Shares:

(i)

the System Operator shall be considered the sole owner of the Series 6 First Preferred Shares for the purposes of receiving notices or payments on or in respect of the Series 6 First Preferred Shares or the delivery of Series 5 First Preferred Shares and certificates, if any, therefor upon the exercise of rights of conversion; and

(ii)

the Corporation, pursuant to the exercise of rights of redemption or conversion, shall deliver or cause to be delivered to the System Operator, for the benefit of the beneficial holders of the Series 6 First Preferred Shares, the cash redemption price for the Series 6 First Preferred Shares or certificates, if any, for Series 5 First Preferred Shares against delivery to the Corporation’s account with the System Operator of such holders’ Series 6 First Preferred Shares.

(c)

If the Corporation determines that the System Operator is no longer willing or able to discharge properly its responsibilities with respect to the Book-Based System and the Corporation is unable to locate a qualified successor or the Corporation elects, or is required by applicable law, to withdraw the Series 6 First Preferred Shares from the Book- Based System, then subparagraphs (a) and (b) of this paragraph shall no longer be applicable to the Series 6 First Preferred Shares and the Corporation shall notify Book- Entry Holders through the System Operator of the occurrence of any such event or election and of the availability of Definitive Shares to Book-Entry Holders. Upon surrender by the System Operator of the Global Certificate, if applicable, to the transfer agent and registrar for the Series 6 First Preferred Shares accompanied by registration instructions for re-registration, the Corporation shall execute and deliver Definitive Shares. The Corporation shall not be liable for any delay in delivering such instructions and may conclusively act and rely on and shall be protected in acting and relying on such instructions. Upon the issuance of Definitive Shares, the Corporation shall recognize the registered holders of such Definitive Shares and the Book- Entry Shares for which such Definitive Shares have been substituted shall be void and of no further effect.

(d)

The provisions of paragraphs (1) through (13) and the exercise of rights of redemption and conversion with respect to Series 6 First Preferred Shares are subject to the provisions of this paragraph (14), and to the extent that there is any inconsistency or conflict between such provisions, the provisions of this paragraph (14) shall prevail.

15.	Wire or Electronic Transfer of Funds

Notwithstanding any other right, privilege, restriction or condition attaching to the Series 6 First Preferred Shares, the Corporation may, at its option, make any payment due to registered holders of Series 6 First Preferred Shares by way of a wire or electronic transfer of funds to such holders. If a payment is made by way of a wire or electronic transfer of funds, the Corporation shall be responsible for any applicable charges or fees relating to the making of such transfer. As soon as practicable following the determination by the Corporation that a payment is to be made by way of a wire or electronic transfer of funds, the Corporation shall provide a notice to the applicable registered holders of Series 6 First Preferred Shares at their respective addresses appearing on the books of the Corporation. Such notice shall request that each applicable registered holder of Series 6 First Preferred Shares provide the particulars of an account of such holder with a chartered bank in Canada to which the wire or electronic transfer of funds shall be directed. If the Corporation does not receive account particulars from a registered holder of Series 6 First Preferred Shares prior to the date such payment is to be made, the Corporation shall deposit the funds otherwise payable to such holder in a special account or accounts in trust for such holder. The making of a payment by way of a wire or electronic transfer of funds or the deposit by the Corporation of funds otherwise payable to a holder in a special account or accounts in trust for such holder shall be deemed to constitute payment by the Corporation on the date thereof and shall satisfy and discharge all liabilities of the Corporation for such payment to the extent of the amount represented by such transfer or deposit.

16.	Amendments

The provisions attaching to the Series 6 First Preferred Shares may be deleted, varied, modified, amended or amplified by articles of amendment with such approval as may then be required by the Canada Business Corporations Act, with any such approval to be given in accordance with paragraph (11) and with any required approvals of any stock exchanges on which the Series 6 First Preferred Shares may be listed.

SCHEDULE “G”

Attached to and forming part of the

Articles of Amendment of

CENOVUS ENERGY INC.

(the “Corporation”)

The seventh series of First Preferred Shares of the Corporation shall consist of 6,000,000 shares designated as Cumulative Redeemable First Preferred Shares, Series 7 (the “Series 7 First Preferred Shares”). In addition to the rights, privileges, restrictions and conditions attaching to the First Preferred Shares as a class, the rights, privileges, restrictions and conditions attaching to the Series 7 First Preferred Shares shall be as follows:

1.	Interpretation

(a)	In these Series 7 First Preferred Share provisions, the following expressions have the meanings indicated:

(i)

“Annual Fixed Dividend Rate” means: (i) for the Initial Fixed Rate Period, 3.935%; and (ii) thereafter, for any Fixed Rate Period, the annual rate of interest (expressed as a percentage rounded to the nearest one hundred-thousandth of one percent (with 0.000005% being rounded up)) equal to the sum of the Government of Canada Yield on the applicable Fixed Rate Calculation Date and 3.52%;

(ii)

“Bloomberg Screen GCAN5YR Page” means the display designated as page “GCAN5YR<INDEX>” on the Bloomberg Financial L.P. service or its successor service (or such other page as may replace the “GCAN5YR<INDEX>” page on that service or its successor service) for purposes of displaying Government of Canada bond yields;

(iii)	“Board of Directors” means the board of directors of the Corporation;

(iv)

“Book-Based System” means the record entry securities transfer and pledge system administered by the System Operator in accordance with the operating rules and procedures of the System Operator in force from time to time and any successor system thereof;

(v)	“Book-Entry Holder” means the person that is the beneficial holder of a Book- Entry Share;

(vi)	“Book-Entry Shares” means the Series 7 First Preferred Shares held through the Book- Based System;

(vii)	“Business Day” means a day on which chartered banks are generally open for business in both Calgary, Alberta and Toronto, Ontario;

(viii)	“CDS” means CDS Clearing and Depository Services Inc. or any successor thereof;

(ix)	“Common Shares” means the common shares of the Corporation;

(x)	“Definitive Share” means a fully registered, typewritten, printed, lithographed, engraved or otherwise produced share certificate representing one or more Series 7 First Preferred Shares;

(xi)

“Dividend Payment Date” means the last day of March, June, September and December in each year; provided that, if such date is not a Business Day, the applicable Dividend Payment Date will be the next succeeding Business Day;

(xii)	“First Dividend Payment Date” means the first Dividend Payment Date occurring after the Issue Date;

(xiii)	“First Preferred Shares” means the First Preferred Shares of the Corporation;

(xiv)

“Fixed Rate Period” means: (i) first, the Initial Fixed Rate Period; (ii) second, the period from and including the day immediately following the last day of the Initial Fixed Rate Period to, but excluding, June 30 in the fifth year thereafter; and (iii) subsequently, the period from and including the day immediately following the last day of the immediately preceding Fixed Rate Period to, but excluding, June 30 in the fifth year thereafter;

(xv)	“Fixed Rate Calculation Date” means, for any Fixed Rate Period, the 30th day prior to the first day of such Fixed Rate Period;

(xvi)

“Floating Quarterly Dividend Rate” means, for any Quarterly Floating Rate Period, the annual rate of interest (expressed as a percentage rounded to the nearest one hundred-thousandth of one percent (with 0.000005% being rounded up)) equal to the sum of the T-Bill Rate on the applicable Floating Rate Calculation Date and 3.52%;

(xvii)	“Floating Rate Calculation Date” means, for any Quarterly Floating Rate Period, the 30th day prior to the first day of such Quarterly Floating Rate Period;

(xviii)	“Global Certificate” means the global certificate representing outstanding Book- Entry Shares;

(xix)

“Government of Canada Yield” on any date means the yield to maturity on such date (assuming semi-annual compounding) of a Canadian dollar denominated non-callable Government of Canada bond with a term to maturity of five years as quoted as of 10:00 a.m. (Toronto time) on such date and that appears on the Bloomberg Screen GCAN5YR Page on such date; provided that if such rate does not appear on the Bloomberg Screen GCAN5YR Page on such date, then the Government of Canada Yield shall mean the arithmetic average of the yields quoted to the Corporation by two registered Canadian investment dealers selected by the Corporation as being the annual yield to maturity on such date, compounded semi-annually, that a non-callable Government of Canada bond would carry if issued, in Canadian dollars in Canada, at 100% of its principal amount on such date with a term to maturity of five years;

(xx)	“Initial Fixed Rate Period” means the period from and including the Issue Date to, but excluding, June 30, 2025;

(xxi)	“Issue Date” means the date the Series 7 First Preferred Shares created pursuant to these Articles of Amendment are issued;

(xxii)

“Liquidation” means the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs;

(xxiii)	“Participants” means the participants in the Book-Based System;

(xxiv)

“Pro Rated Dividend” means the amount determined by multiplying the amount of the dividend payable for a Quarter in which a Liquidation, conversion or redemption is to occur by four and multiplying that product by a fraction, the numerator of which is the number of days from and including the Dividend Payment Date immediately preceding the date fixed for Liquidation, conversion or redemption to but excluding such date and the denominator of which is 365 or 366, depending upon the actual number of days in the applicable year;

(xxv)	“Quarter” means a three-month period ending on a Dividend Payment Date;

(xxvi)	“Quarterly Commencement Date” means the last day of March, June, September and December in each year;

(xxvii)	“Quarterly Floating Rate Period” means the period from and including a Quarterly Commencement Date to but excluding the next succeeding Quarterly Commencement Date;

(xxviii)	“Series 7 Conversion Date” means June 30, 2025, and June 30 in every fifth year thereafter;

(xxix)	“Series 8 First Preferred Shares” means the Cumulative Redeemable First Preferred Shares, Series 8 of the Corporation;

(xxx)	“System Operator” means CDS or its nominee or any successor thereof; and

(xxxi)

“T-Bill Rate” means, for any Quarterly Floating Rate Period, the average yield expressed as an annual rate on 90 day Government of Canada treasury bills, as reported by the Bank of Canada, for the most recent treasury bills auction preceding the applicable Floating Rate Calculation Date.

(b)

The expressions “on a parity with”, “ranking prior to”; “ranking junior to” and similar expressions refer to the order of priority in the payment of dividends or in the distribution of assets in the event of any Liquidation.

(c)

If any day on which any dividend on the Series 7 First Preferred Shares is payable by the Corporation or on or by which any other action is required to be taken by the Corporation is not a Business Day, then such dividend shall be payable and such other action may be taken on or by the next succeeding day that is a Business Day.

2.	Dividends

(a)

During each Fixed Rate Period, the holders of the Series 7 First Preferred Shares shall be entitled to receive and the Corporation shall pay, as and when declared by the Board of Directors, out of the moneys of the Corporation properly applicable to the payment of dividends, fixed cumulative preferential cash dividends, payable quarterly, in the amount per Series 7 First Preferred Share determined by multiplying one quarter of the Annual Fixed Dividend Rate for such Fixed Rate Period by $25.00. Each such dividend payable to the holders of Series 7 First Preferred Shares shall be paid (less any tax required to be deducted or withheld by the Corporation), if declared by the Board of Directors, on each Dividend Payment Date; provided, however, that the amount of the dividend payable to each holder of Series 7 First Preferred Shares on the First Dividend Payment Date under this paragraph 2(a) shall be reduced by the amount, if any, of any dividend paid or other distribution made on any securities (for the purpose of this paragraph, the “initial securities”) transferred to the Corporation in exchange for the issuance of such Series 7 First Preferred Shares in respect of all or part of such Quarter ended on or prior to the First Dividend Payment Date pursuant to the rights, privileges, restrictions and conditions attaching to such initial securities.

(b)

On each Fixed Rate Calculation Date, the Corporation shall determine the Annual Fixed Dividend Rate for the ensuing Fixed Rate Period. Each such determination shall, in the absence of manifest error, be final and binding upon the Corporation and upon all holders of Series 7 First Preferred Shares. The Corporation shall, on each Fixed Rate Calculation Date, give written notice of the Annual Fixed Dividend Rate for the ensuing Fixed Rate Period to the registered holders of the then outstanding Series 7 First Preferred Shares. Each such notice shall be given by electronic transmission, by facsimile transmission or by ordinary unregistered first class prepaid mail addressed to each holder of Series 7 First Preferred Shares at the last address of such holder as it appears on the books of the Corporation or, in the event of the address of any holder not so appearing, to the address of such holder last known to the Corporation.

(c)

If a dividend has been declared for a Quarter and a date is fixed for a Liquidation, redemption or conversion that is prior to the Dividend Payment Date for such Quarter, a Pro Rated Dividend shall be payable on the date fixed for such Liquidation, redemption or conversion instead of the dividend declared, but if such Liquidation, redemption or conversion does not occur, then the full amount of the dividend declared shall be payable on the originally scheduled Dividend Payment Date.

(d)

If the dividend payable on any Dividend Payment Date is not paid in full on such date on all of the Series 7 First Preferred Shares then outstanding, such dividend or the unpaid part of it shall be paid on a subsequent date or dates to be determined by the Board of Directors on which the Corporation shall have sufficient moneys properly applicable, under the provisions of any applicable law, to the payment of the dividend.

(e)

Cheques of the Corporation payable in lawful money of Canada at par at any branch of the Corporation’s bankers in Canada may be issued in respect of the dividends (less any tax or other amount required to be deducted or withheld) and payment of the cheques shall satisfy such dividends, or payments in respect of dividends may be made in any other manner determined by the Corporation.

(f)	The holders of the Series 7 First Preferred Shares shall not be entitled to any dividend other than as specified in this paragraph (2).

3.	Purchase for Cancellation

Subject to the provisions of paragraphs (5) and (9) and subject to such provisions of the Canada Business Corporations Act as may be applicable, the Corporation may at any time or times purchase (if obtainable) for cancellation all or any part of the Series 7 First Preferred Shares outstanding from time to time

(a)	through the facilities of any stock exchange on which the Series 7 First Preferred Shares are listed,

(b)	by invitation for tenders addressed to all the holders of record of the Series 7 First Preferred Shares outstanding, or

(c)	in any other manner,

at the lowest price or prices at which, in the opinion of the Board of Directors, such shares are obtainable. If upon any invitation for tenders under the provisions of this paragraph (3) more Series 7 First Preferred Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is willing to purchase, the Corporation shall accept, to the extent required, the tenders submitted at the lowest price and then, if and as required, the tenders submitted at the next progressively higher prices, and if more shares are tendered at any such price than the Corporation is prepared to purchase, then the shares tendered at such price shall be purchased as nearly as may be pro rata (disregarding fractions) according to the number of Series 7 First Preferred Shares so tendered by each of the holders of Series 7 First Preferred Shares who submit tenders at that price. From and after the date of purchase of any Series 7 First Preferred Shares under the provisions of this paragraph (3), the shares so purchased shall be restored to the status of authorized but unissued shares.

4.	Redemption

(a)

Subject to the provisions of paragraph (9), on June 30, 2025, and on June 30 in every fifth year thereafter, the Corporation, upon giving notice as herein provided, may redeem all or any part of the Series 7 First Preferred Shares by the payment of an amount in cash for each share to be redeemed equal to $25.00 (such amount being the “redemption amount”) plus all accrued and unpaid dividends thereon to but excluding the date fixed for redemption (the whole constituting the “cash redemption price”).

(b)

In any case of redemption of Series 7 First Preferred Shares under the provisions of this paragraph (4), the Corporation shall, at least 30 days and not more than 60 days before the date specified for redemption, mail to each person who at the date of mailing is a registered holder of Series 7 First Preferred Shares to be redeemed a written notice of the intention of the Corporation to redeem such Series 7 First Preferred Shares. Such notice shall be mailed in a prepaid letter addressed to each such holder at the holder’s address as it appears on the books of the Corporation or, in the event of the address of any such holder not so appearing, to the last known address of such holder; provided, however, that accidental failure to give any such notice to one or more of such holders shall not affect the validity of such redemption. Such notice shall set out the cash redemption price and the date on which redemption is to take place and, if part only of the Series 7 First Preferred Shares held by the person to whom it is addressed is to be redeemed, the number so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Series 7 First Preferred Shares to be redeemed the cash redemption price (less any tax or other amount required to be deducted or withheld) on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the certificates for the Series 7 First Preferred Shares called for redemption, subject to the provisions of paragraph (14). Such payment shall be made by cheque payable at par at any branch of the Corporation’s bankers in Canada. Such Series 7 First Preferred Shares shall then be and be deemed to be redeemed and shall be restored to the status of authorized but unissued shares. If a part only of the shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified in any such notice, the Series 7 First Preferred Shares called for redemption shall cease to be entitled to dividends and the holders shall not be entitled to exercise any of the rights of holders in respect thereof unless payment of the cash redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected. The Corporation shall have the right, at any time after the mailing of notice of its intention to redeem any Series 7 First Preferred Shares, to deposit the cash redemption price (less any tax or other amount required to be deducted or withheld) of the shares so called for redemption, or of such of the shares represented by certificates that have not at the date of such deposit been surrendered by the holders in connection with such redemption, to a special account in any chartered bank or any trust company in Canada named in such notice, to be paid without interest to or to the order of the respective holders of such Series 7 First Preferred Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing such shares. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Series 7 First Preferred Shares in respect of which such deposit shall have been made shall then be and be deemed to be redeemed and shall be restored to the status of authorized but unissued shares and the rights of the holders after such deposit or such redemption date shall be limited to receiving without interest their proportionate part of the total cash redemption price so deposited against presentation and surrender of the certificates held by them respectively. Any interest allowed on any such deposit shall belong to the Corporation and any unclaimed funds remaining on deposit on the fifth anniversary date of the redemption shall be dealt with in accordance with the provisions of the Unclaimed Personal Property and Vested Property Act (Alberta). Subject to such provisions of the Canada Business Corporations Act as may be applicable, if less than all of the then outstanding Series 7 First Preferred Shares is at any time to be redeemed, the shares so to be redeemed shall be selected by lot in such manner as the Board of Directors or the transfer agent and registrar, if any, appointed by the Corporation in respect of such shares shall decide, or, if the Board of Directors so decides, such shares may be redeemed pro rata (disregarding fractions).

5.	Conversion into Series 8 First Preferred Shares

(a)

Holders of Series 7 First Preferred Shares shall have the right to convert on each Series 7 Conversion Date, subject to the provisions hereof, all or any of their Series 7 First Preferred Shares into Series 8 First Preferred Shares on the basis of one Series 8 First Preferred Share for each Series 7 First Preferred Share. The Corporation shall, not more than 60 days and not less than 30 days prior to the applicable Series 7 Conversion Date, give notice in writing in accordance with the provisions of subparagraph (2)(b) to the then registered holders of the Series 7 First Preferred Shares of the conversion right provided for in this paragraph (5), which notice shall set out the Series 7 Conversion Date and instructions to such holders as to the method by which such conversion right may be exercised. On the 30th day prior to each Series 7 Conversion Date, the Corporation shall give notice in writing to the then registered holders of the Series 7 First Preferred Shares of the Annual Fixed Dividend Rate for the Series 7 First Preferred Shares for the next succeeding Fixed Rate Period and the Floating Quarterly Dividend Rate for the Series 8 First Preferred Shares for the next succeeding Quarterly Floating Rate Period. Such notice shall be delivered in accordance with the provisions of subparagraph (2)(b).

(b)

If the Corporation gives notice as provided in paragraph (4) to the holders of the Series 7 First Preferred Shares of the redemption of all of the Series 7 First Preferred Shares, then the right of a holder of Series 7 First Preferred Shares to convert such Series 7 First Preferred Shares shall terminate effective on the date of such notice and the Corporation shall not be required to give the notice specified in subparagraph (a) of this paragraph (5).

(c)

Holders of Series 7 First Preferred Shares shall not be entitled to convert their Series 7 Preferred Shares into Series 8 First Preferred Shares on a Series 7 Conversion Date if the Corporation determines that there would remain outstanding on a Series 7 Conversion Date less than 1,000,000 Series 8 First Preferred Shares, after having taken into account all Series 7 First Preferred Shares tendered for conversion into Series 8 First Preferred Shares and all Series 8 First Preferred Shares tendered for conversion into Series 7 First Preferred Shares, and the Corporation shall give notice in writing thereof in accordance with the provisions of subparagraph (2)(b) to all affected registered holders of the Series 7 First Preferred Shares at least seven days prior to the applicable Series 7 Conversion Date and shall issue and deliver, or cause to be delivered, prior to such Series 7 Conversion Date, at the expense of the Corporation, to such holders of Series 7 First Preferred Shares who have surrendered for conversion any certificate or certificates representing Series 7 First Preferred Shares, certificates representing the Series 7 First Preferred Shares represented by any certificate or certificates so surrendered.

(d)

If the Corporation determines that there would remain outstanding on a Series 7 Conversion Date less than 1,000,000 Series 7 First Preferred Shares, after having taken into account all Series 7 First Preferred Shares tendered for conversion into Series 8 First Preferred Shares and all Series 8 First Preferred Shares tendered for conversion into Series 7 First Preferred Shares on such Series 7 Conversion Date, then all of the remaining outstanding Series 7 First Preferred Shares shall be converted automatically into Series 8 First Preferred Shares on the basis of one Series 8 First Preferred Share for each Series 7 First Preferred Share on the applicable Series 7 Conversion Date and the Corporation shall give notice in writing thereof in accordance with the provisions of subparagraph (2)(b) to the then registered holders of such remaining Series 7 First Preferred Shares at least seven days prior to the Series 7 Conversion Date.

(e)

The conversion right may be exercised by a holder of Series 7 First Preferred Shares by notice in writing, in a form satisfactory to the Corporation (the “Series 7 Conversion Notice”), which notice must be received by the transfer agent and registrar for the Series 7 First Preferred Shares at the principal office in Toronto or Calgary of such transfer agent and registrar not earlier than the 30th day prior to, but not later than 5:00 p.m. (Toronto time) on the 15th day preceding, a Series 7 Conversion Date. The Series 7 Conversion Notice shall indicate the number of Series 7 First Preferred Shares to be converted. Once received by the transfer agent and registrar on behalf of the Corporation, the election of a holder to convert is irrevocable. Except in the case where the Series 8 First Preferred Shares are in the Book-Based System, if the Series 8 First Preferred Shares are to be registered in a name or names different from the name or names of the registered holder of the Series 7 First Preferred Shares to be converted, the Series 7 Conversion Notice shall contain written notice in form and execution satisfactory to such transfer agent and registrar directing the Corporation to register the Series 8 First Preferred Shares in some other name or names (the “Series 8 Transferee”) and stating the name or names (with addresses) and a written declaration, if required by the Corporation or by applicable law, as to the residence and share ownership status of the Series 8 Transferee and such other matters as may be required by such law in order to determine the entitlement of such Series 8 Transferee to hold such Series 8 First Preferred Shares.

(f)

If all remaining outstanding Series 7 First Preferred Shares are to be converted into Series 8 First Preferred Shares on the applicable Series 7 Conversion Date as provided for in subparagraph (d) of this paragraph (5), the Series 7 First Preferred Shares that holders have not previously elected to convert shall be converted on the Series 7 Conversion Date into Series 8 First Preferred Shares and the holders thereof shall be deemed to be holders of Series 8 First Preferred Shares at 5:00 p.m. (Toronto time) on the Series 7 Conversion Date and shall be entitled, upon surrender during regular business hours at the principal office in Toronto or Calgary of the transfer agent and registrar of the Corporation of the certificate or certificates representing Series 7 First Preferred Shares not previously surrendered for conversion, to receive a certificate or certificates representing the same number of Series 8 First Preferred Shares in the manner and subject to the provisions of this paragraph (5) and paragraph (14).

(g)

Subject to subparagraph (h) of this paragraph (5) and paragraph (14), as promptly as practicable after the Series 7 Conversion Date the Corporation shall deliver or cause to be delivered certificates representing the Series 8 First Preferred Shares registered in the name of the holders of the Series 7 First Preferred Shares to be converted, or as such holders shall have directed, on presentation and surrender at the principal office in Toronto or Calgary of the transfer agent and registrar for the Series 7 First Preferred Shares of the certificate or certificates for the Series 7 First Preferred Shares to be converted. If only a part of such Series 7 First Preferred Shares represented by any certificate shall be converted, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified in any Series 8 Conversion Notice, the Series 7 First Preferred Shares converted into Series 8 First Preferred Shares shall cease to be outstanding and shall be restored to the status of authorized but unissued shares, and the holders thereof shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights of holders in respect thereof unless the Corporation, subject to paragraph (14), shall fail to deliver to the holders of the Series 7 First Preferred Shares to be converted share certificates representing the Series 8 First Preferred Shares into which such shares have been converted.

(h)

The obligation of the Corporation to issue Series 8 First Preferred Shares upon conversion of any Series 7 First Preferred Shares shall be deferred during the continuance of any one or more of the following events:

(i)	the issuing of such Series 8 First Preferred Shares is prohibited pursuant to any agreement or arrangement entered into by the Corporation to assure its solvency or continued operation;

(ii)	the issuing of such Series 8 First Preferred Shares is prohibited by law or by any regulatory or other authority having jurisdiction over the Corporation that is acting in conformity with law; or

(iii)	for any reason beyond its control, the Corporation is unable to issue Series 8 First Preferred Shares or is unable to deliver Series 8 First Preferred Shares.

(i)

The Corporation reserves the right not to deliver Series 8 First Preferred Shares to any person that the Corporation or its transfer agent and registrar has reason to believe is a person whose address is in, or that the Corporation or its transfer agent and registrar has reason to believe is a resident of, any jurisdiction outside Canada if such delivery would require the Corporation to take any action to comply with the securities laws of such jurisdiction. In those circumstances, the Corporation shall hold, as agent of any such person, all or the relevant number of Series 8 First Preferred Shares, and the Corporation shall attempt to sell such Series 8 First Preferred Shares to parties other than the Corporation and its affiliates on behalf of any such person. Such sales (if any) shall be made at such times and at such prices as the Corporation, in its sole discretion, may determine. The Corporation shall not be subject to any liability for failure to sell Series 8 First Preferred Shares on behalf of any such person at all or at any particular price or on any particular day. The net proceeds received by the Corporation from the sale of any such Series 8 First Preferred Shares (less any tax or other amount required to be deducted or withheld) shall be delivered to any such person, after deducting the costs of sale, by cheque or in any other manner determined by the Corporation.

6.	Liquidation, Dissolution or Winding-up

In the event of a Liquidation, the holders of the Series 7 First Preferred Shares shall be entitled to receive $25.00 per Series 7 First Preferred Share plus all accrued and unpaid dividends thereon, which for such purpose shall be calculated on a pro rata basis for the period from and including the last Dividend Payment Date on which dividends on the Series 7 First Preferred Shares have been paid to but excluding the date of such Liquidation, before any amount shall be paid or any property or assets of the Corporation shall be distributed to the holders of the Common Shares or to the holders of any other shares ranking junior to the Series 7 First Preferred Shares in any respect. After payment to the holders of the Series 7 First Preferred Shares of the amount so payable to them pursuant to this paragraph (6), they shall not, as such, be entitled to share in any further distribution of the property or assets of the Corporation.

7.	Voting Rights

The holders of Series 7 First Preferred Shares will not be entitled (except as otherwise provided by law and except for meetings of the holders of First Preferred Shares as a class and meetings of the holders of Series 7 First Preferred Shares as a series) to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation unless and until the Corporation shall have failed to pay eight quarterly dividends on the Series 7 First Preferred Shares, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any moneys of the Corporation for the payment of such dividends. In the event of such non-payment, the holders of Series 7 First Preferred Shares shall have the right to receive notice of and to attend each meeting of shareholders of the Corporation at which directors are to be elected and which take place more than 60 days after the date on which the failure first occurs (other than separate meetings of holders of another class or series of shares), and such holders of Series 7 First Preferred Shares shall have the right, at any such meeting, to one vote with respect to resolutions to elect directors for each Series 7 First Preferred Share held until all such arrears of dividends have been paid, whereupon such rights shall cease unless and until the same default shall again arise under the provisions of this paragraph (7).

8.	Restrictions on Partial Redemption or Purchase

So long as any of the Series 7 First Preferred Shares are outstanding, the Corporation shall not call for redemption, purchase, reduce or otherwise pay for less than all the Series 7 First Preferred Shares and all other preferred shares then outstanding ranking prior to or on a parity with the Series 7 First Preferred Shares with respect to payment of dividends unless all dividends up to and including the dividends payable on the last preceding Dividend Payment Dates on all such shares then outstanding shall have been declared and paid or set apart for payment at the date of such call for redemption, purchase, reduction or other payment.

9.	Restrictions on Payment of Dividends and Reduction of Junior Capital

So long as any of the Series 7 First Preferred Shares are outstanding, the Corporation shall not:

(a)

declare, pay or set apart for payment any dividends (other than stock dividends in shares of the Corporation ranking junior to the Series 7 First Preferred Shares) on the Common Shares or any other shares of the Corporation ranking junior to the Series 7 First Preferred Shares with respect to payment of dividends; or

(b)

call for redemption, purchase, reduce the stated capital maintained by the Corporation or otherwise pay for any shares of the Corporation ranking junior to the Series 7 First Preferred Shares with respect to repayment of capital or with respect to payment of dividends;

unless all dividends up to and including the dividends payable on the last preceding Dividend Payment Dates on the Series 7 First Preferred Shares and on all other preferred shares ranking prior to or on a parity with the Series 7 First Preferred Shares with respect to payment of dividends then outstanding shall have been declared and paid or set apart for payment at the date of any such action referred to in subparagraphs 9(a) and (b).

10.	Issue of Additional Preferred Shares

No class of shares may be created or issued ranking as to repayment of capital or payment of dividends prior to the Series 7 First Preferred Shares without the prior approval of the holders of the Series 7 First Preferred Shares given as specified in paragraph (11), nor shall the number of Series 7 First Preferred Shares be increased without such approval; provided, however, that nothing in this paragraph (10) shall prevent the Corporation from creating additional series of Preferred Shares on a parity with the Series 7 First Preferred Shares and, if all dividends then payable on the Series 7 First Preferred Shares shall have been paid or set apart for payment, from issuing additional series of Preferred Shares without such approval.

11.	Sanction by Holders of Series 7 First Preferred Shares

The approval of the holders of the Series 7 First Preferred Shares with respect to any and all matters referred to in these share provisions may be given in writing by all of the holders of the Series 7 First Preferred Shares outstanding or by resolution duly passed and carried by not less than two-thirds of the votes cast on a poll at a meeting of the holders of the Series 7 First Preferred Shares duly called and held for the purpose of considering the subject matter of such resolution and at which holders of not less than a majority of all Series 7 First Preferred Shares then outstanding are present in person or represented by proxy in accordance with the by-laws of the Corporation; provided, however, that if at any such meeting, when originally held, the holders of at least a majority of all Series 7 First Preferred Shares then outstanding are not present in person or so represented by proxy within 30 minutes after the time fixed for the meeting, then the meeting shall be adjourned to such date, being not less than 15 days later, and to such time and place as may be fixed by the chairman of such meeting, and at such adjourned meeting the holders of Series 7 First Preferred Shares present in person or so represented by proxy, whether or not they hold a majority of all Series 7 First Preferred Shares then outstanding, may transact the business for which the meeting was originally called, and a resolution duly passed and carried by not less than two-thirds of the votes cast on a poll at such adjourned meeting shall constitute the approval of the holders of the Series 7 First Preferred Shares. Notice of any such original meeting of the holders of the Series 7 First Preferred Shares shall be given not less than 21 days prior to the date fixed for such meeting and shall specify in general terms the purpose for which the meeting is called, and notice of any such adjourned meeting shall be given not less than 10 days prior to the date fixed for such adjourned meeting, but it shall not be necessary to specify in such notice the purpose for which the adjourned meeting is called. The formalities to be observed with respect to the giving of notice of any such original meeting or adjourned meeting and the conduct of it shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at any such original meeting or adjourned meeting, each holder of Series 7 First Preferred Shares present in person or represented by proxy shall be entitled to one vote for each of the Series 7 First Preferred Shares held by such holder.

12.	Tax Election

The Corporation shall elect, in the manner and within the time provided under section 191.2 of the Income Tax Act (Canada) or any successor or replacement provision of similar effect, to pay tax at a rate, and shall take all other action necessary and permitted under such Act, such that no corporate holder of Series 7 First Preferred Shares shall be required to pay tax on dividends received on the Series 7 First Preferred Shares under section 187.2 of such Act or any successor or replacement provision of similar effect.

13.	Withholding Tax

Notwithstanding any other provision of these share provisions, the Corporation may deduct or withhold from any payment, distribution, issuance or delivery (whether in cash or in shares) to be made pursuant to these share provisions any amounts required by law to be deducted or withheld from any such payment, distribution, issuance or delivery and shall remit any such amounts to the relevant tax authority as required. If the cash component of any payment, distribution, issuance or delivery to be made pursuant to these share provisions is less than the amount that the Corporation is so required to deduct or withhold, the Corporation shall be permitted to deduct and withhold from any non-cash payment, distribution, issuance or delivery to be made pursuant to these share provisions any amounts required by law to be deducted or withheld from any such payment, distribution, issuance or delivery and to dispose of such property in order to remit any amount required to be remitted to any relevant tax authority. Notwithstanding the foregoing, the amount of any payment, distribution, issuance or delivery made to a holder of Series 7 First Preferred Shares pursuant to these share provisions shall be considered to be the amount of the payment, distribution, issuance or delivery received by such holder plus any amount deducted or withheld pursuant to this paragraph (13). Holders of Series 7 First Preferred Shares shall be responsible for all withholding and other taxes imposed under Part XIII or section 116 of the Income Tax Act (Canada), or any successor or replacement provision of similar effect, in respect of any payment, distribution, issuance or delivery made or credited to them pursuant to these share provisions or in respect of the Series 7 First Preferred Shares and shall indemnify and hold harmless the Corporation on an after-tax basis for any such taxes imposed on any payment, distribution, issuance or delivery made or credited to them pursuant to these share provisions or in respect of the Series 7 First Preferred Shares.

14.	Book-Based System

(a)

Subject to the provisions of subparagraphs (b) and (c) of this paragraph (14) and notwithstanding the provisions of paragraphs (1) through (13) of these share provisions, the Series 7 First Preferred Shares shall be evidenced by a single fully registered Global Certificate representing the aggregate number of Series 7 First Preferred Shares issued by the Corporation which shall be held by, or on behalf of, the System Operator as custodian of the Global Certificate for the Participants or issued to the System Operator in uncertificated form and, in either case, registered in the name of “CDS & Co.” (or in such other name as the System Operator may use from time to time as its nominee for purposes of the Book-Based System), and registrations of ownership, transfers, surrenders and conversions of Series 7 First Preferred Shares shall be made only through the Book-Based System. Accordingly, subject to subparagraph (c) of this paragraph (14), no beneficial holder of Series 7 First Preferred Shares shall receive a certificate or other instrument from the Corporation or the System Operator evidencing such holder’s ownership thereof, and no such holder shall be shown on the records maintained by the System Operator except through a book-entry account of a Participant acting on behalf of such holder.

(b)	Notwithstanding the provisions of paragraphs (1) through (13), so long as the System Operator is the registered holder of the Series 7 First Preferred Shares:

(i)

the System Operator shall be considered the sole owner of the Series 7 First Preferred Shares for the purposes of receiving notices or payments on or in respect of the Series 7 First Preferred Shares or the delivery of Series 8 First Preferred Shares and certificates, if any, therefor upon the exercise of rights of conversion; and

(ii)

the Corporation, pursuant to the exercise of rights of redemption or conversion shall deliver or cause to be delivered to the System Operator, for the benefit of the beneficial holders of the Series 7 First Preferred Shares, the cash redemption price for the Series 7 First Preferred Shares or certificates, if any, for Series 8 First Preferred Shares against delivery to the Corporation’s account with the System Operator of such holders’ Series 7 First Preferred Shares.

(c)

If the Corporation determines that the System Operator is no longer willing or able to discharge properly its responsibilities with respect to the Book-Based System and the Corporation is unable to locate a qualified successor or the Corporation elects, or is required by applicable law, to withdraw the Series 7 First Preferred Shares from the Book- Based System, then subparagraphs (a) and (b) of this paragraph shall no longer be applicable to the Series 7 First Preferred Shares and the Corporation shall notify Book- Entry Holders through the System Operator of the occurrence of any such event or election and of the availability of Definitive Shares to Book-Entry Holders. Upon surrender by the System Operator of the Global Certificate, if applicable, to the transfer agent and registrar for the Series 7 First Preferred Shares accompanied by registration instructions for re-registration, the Corporation shall execute and deliver Definitive Shares. The Corporation shall not be liable for any delay in delivering such instructions and may conclusively act and rely on and shall be protected in acting and relying on such instructions. Upon the issuance of Definitive Shares, the Corporation shall recognize the registered holders of such Definitive Shares and the Book- Entry Shares for which such Definitive Shares have been substituted shall be void and of no further effect.

(d)

The provisions of paragraphs (1) through (13) and the exercise of rights of redemption and conversion with respect to Series 7 First Preferred Shares are subject to the provisions of this paragraph (14), and to the extent that there is any inconsistency or conflict between such provisions, the provisions of this paragraph (14) shall prevail.

15.	Wire or Electronic Transfer of Funds

Notwithstanding any other right, privilege, restriction or condition attaching to the Series 7 First Preferred Shares, the Corporation may, at its option, make any payment due to registered holders of Series 7 First Preferred Shares by way of a wire or electronic transfer of funds to such holders. If a payment is made by way of a wire or electronic transfer of funds, the Corporation shall be responsible for any applicable charges or fees relating to the making of such transfer. As soon as practicable following the determination by the Corporation that a payment is to be made by way of a wire or electronic transfer of funds, the Corporation shall provide a notice to the applicable registered holders of Series 7 First Preferred Shares at their respective addresses appearing on the books of the Corporation. Such notice shall request that each applicable registered holder of Series 7 First Preferred Shares provide the particulars of an account of such holder with a chartered bank in Canada to which the wire or electronic transfer of funds shall be directed. If the Corporation does not receive account particulars from a registered holder of Series 7 First Preferred Shares prior to the date such payment is to be made, the Corporation shall deposit the funds otherwise payable to such holder in a special account or accounts in trust for such holder. The making of a payment by way of a wire or electronic transfer of funds or the deposit by the Corporation of funds otherwise payable to a holder in a special account or accounts in trust for such holder shall be deemed to constitute payment by the Corporation on the date thereof and shall satisfy and discharge all liabilities of the Corporation for such payment to the extent of the amount represented by such transfer or deposit.

16.	Amendments

The provisions attaching to the Series 7 First Preferred Shares may be deleted, varied, modified, amended or amplified by articles of amendment with such approval as may then be required by the Canada Business Corporations Act with any such approval to be given in accordance with paragraph (11) and with any required approvals of any stock exchanges on which the Series 7 First Preferred Shares may be listed.

SCHEDULE “H”

Attached to and forming part of the

Articles of Amendment of

CENOVUS ENERGY INC.

(the “Corporation”)

The eighth series of First Preferred Shares of the Corporation shall consist of 6,000,000 shares designated as Cumulative Redeemable First Preferred Shares, Series 8 (the “Series 8 First Preferred Shares”). In addition to the rights, privileges, restrictions and conditions attaching to the First Preferred Shares as a class, the rights, privileges, restrictions and conditions attaching to the Series 8 First Preferred Shares shall be as follows:

1.	Interpretation

(a)	In these Series 8 First Preferred Share provisions, the following expressions have the meanings indicated:

(i)

“Annual Fixed Dividend Rate” means: (i) for the Initial Fixed Rate Period, 3.935%; and (ii) thereafter, for any Fixed Rate Period, the annual rate of interest (expressed as a percentage rounded to the nearest one hundred-thousandth of one percent (with 0.000005% being rounded up)) equal to the sum of the Government of Canada Yield on the applicable Fixed Rate Calculation Date and 3.52%;

(ii)

“Bloomberg Screen GCAN5YR Page” means the display designated as page “GCAN5YR<INDEX>” on the Bloomberg Financial L.P. service or its successor service (or such other page as may replace the “GCAN5YR<INDEX>” page on that service or its successor service) for purposes of displaying Government of Canada bond yields;

(iii)	“Board of Directors” means the board of directors of the Corporation;

(iv)

“Book-Based System” means the record entry securities transfer and pledge system administered by the System Operator in accordance with the operating rules and procedures of the System Operator in force from time to time and any successor system thereof;

(v)	“Book-Entry Holder” means the person that is the beneficial holder of a Book-Entry Share;

(vi)	“Book-Entry Shares” means the Series 8 First Preferred Shares held through the Book-Based System;

(vii)	“Business Day” means a day on which chartered banks are generally open for business in both Calgary, Alberta and Toronto, Ontario;

(viii)	“CDS” means CDS Clearing and Depository Services Inc. or any successor thereof;

(ix)	“Common Shares” means the common shares of the Corporation;

(x)	“Definitive Share” means a fully registered, typewritten, printed, lithographed, engraved or otherwise produced share certificate representing one or more Series 8 First Preferred Shares;

(xi)

“Dividend Payment Date” means the last day of March, June, September and December in each year; provided that, if such date is not a Business Day, the applicable Dividend Payment Date will be the next succeeding Business Day;

(xii)	“First Dividend Payment Date” means the first Dividend Payment Date occurring after the Issue Date;

(xiii)	“First Preferred Shares” means the First Preferred Shares of the Corporation;

(xiv)

“Fixed Rate Period” means: (i) first, the Initial Fixed Rate Period; (ii) second, the period from and including the day immediately following the last day of the Initial Fixed Rate Period to, but excluding, June 30 in the fifth year thereafter; and (iii) subsequently, the period from and including the day immediately following the last day of the immediately preceding Fixed Rate Period to, but excluding, June 30 in the fifth year thereafter;

(xv)	“Fixed Rate Calculation Date” means, for any Fixed Rate Period, the 30th day prior to the first day of such Fixed Rate Period;

(xvi)

“Floating Quarterly Dividend Rate” means, for any Quarterly Floating Rate Period, the annual rate of interest (expressed as a percentage rounded to the nearest one hundred-thousandth of one percent (with 0.000005 % being rounded up)) equal to the sum of the T-Bill Rate on the applicable Floating Rate Calculation Date and 3.52%;

(xvii)	“Floating Rate Calculation Date” means, for any Quarterly Floating Rate Period, the 30th day prior to the first day of such Quarterly Floating Rate Period;

(xviii)	“Global Certificate” means the global certificate representing outstanding Book-Entry Shares;

(xix)

“Government of Canada Yield” on any date means the yield to maturity on such date (assuming semi-annual compounding) of a Canadian dollar denominated non-callable Government of Canada bond with a term to maturity of five years as quoted as of 10:00 a.m. (Toronto time) on such date and that appears on the Bloomberg Screen GCAN5YR Page on such date; provided that if such rate does not appear on the Bloomberg Screen GCAN5YR Page on such date, then the Government of Canada Yield shall mean the arithmetic average of the yields quoted to the Corporation by two registered Canadian investment dealers selected by the Corporation as being the annual yield to maturity on such date, compounded semi-annually, that a non-callable Government of Canada bond would carry if issued, in Canadian dollars in Canada, at 100% of its principal amount on such date with a term to maturity of five years;

(xx)	“Initial Fixed Rate Period” means the period from and including the Issue Date to, but excluding, June 30, 2025;

(xxi)	“Issue Date” means the date the Series 8 First Preferred Shares created pursuant to these Articles of Amendment are issued;

(xxii)

“Liquidation” means the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs;

(xxiii)	“Participants” means the participants in the Book-Based System;

(xxiv)

“Pro Rated Dividend” means the amount determined by multiplying the amount of the dividend payable for a Quarter in which a Liquidation, conversion or redemption is to occur by four and multiplying that product by a fraction, the numerator of which is the number of days from and including the Dividend Payment Date immediately preceding the date fixed for Liquidation, conversion or redemption to but excluding such date and the denominator of which is 365 or 366, depending upon the actual number of days in the applicable year;

(xxv)	“Quarter” means a three-month period ending on a Dividend Payment Date;

(xxvi)	“Quarterly Commencement Date” means the last day of March, June, September and December in each year;

(xxvii)	“Quarterly Floating Rate Period” means the period from and including a Quarterly Commencement Date to but excluding the next succeeding Quarterly Commencement Date;

(xxviii)	“Series 7 First Preferred Shares” means the Cumulative Redeemable First Preferred Shares, Series 7 of the Corporation;

(xxix)	“Series 8 Conversion Date” means June 30, 2025, and June 30 in every fifth year thereafter;

(xxx)	“System Operator” means CDS or its nominee or any successor thereof; and

(xxxi)

“T-Bill Rate” means, for any Quarterly Floating Rate Period, the average yield expressed as an annual rate on 90 day Government of Canada treasury bills, as reported by the Bank of Canada, for the most recent treasury bills auction preceding the applicable Floating Rate Calculation Date.

(b)

The expressions “on a parity with”, “ranking prior to”, “ranking junior to” and similar expressions refer to the order of priority in the payment of dividends or in the distribution of assets in the event of any Liquidation.

(c)

If any day on which any dividend on the Series 8 First Preferred Shares is payable by the Corporation or on or by which any other action is required to be taken by the Corporation is not a Business Day, then such dividend shall be payable and such other action may be taken on or by the next succeeding day that is a Business Day.

2.	Dividends

(a)

During each Quarterly Floating Rate Period, the holders of the Series 8 First Preferred Shares shall be entitled to receive and the Corporation shall pay, as and when declared by the Board of Directors, out of the moneys of the Corporation properly applicable to the payment of dividends, cumulative preferential cash dividends, payable quarterly, in the amount per Series 8 First Preferred Share determined by multiplying the Floating Quarterly Dividend Rate for such Quarterly Floating Rate Period by $25.00 and multiplying that product by a fraction, the numerator of which is the actual number of days in such Quarterly Floating Rate Period and the denominator of which is 365 or 366, depending on the actual number of days in the applicable year. Each such dividend payable to the holders of Series 8 First Preferred Shares shall be paid (less any tax required to be deducted or withheld by the Corporation), if declared by the Board of Directors, on each Dividend Payment Date; provided, however, that the amount of the dividend payable to each holder of Series 8 First Preferred Shares on the First Dividend Payment Date under this paragraph 2(a) shall be reduced by the amount, if any, of any dividend paid on any securities (for the purpose of this paragraph, the “initial securities”) transferred to the Corporation in exchange for the issuance of such Series 8 First Preferred Shares in respect of all or part of such Quarter ended on or prior to the First Dividend Payment Date pursuant to the rights, privileges, restrictions and conditions attaching to such initial securities.

(b)

On each Floating Rate Calculation Date, the Corporation shall determine the Floating Quarterly Dividend Rate for the ensuing Quarterly Floating Rate Period. Each such determination shall, in the absence of manifest error, be final and binding upon the Corporation and upon all holders of Series 8 First Preferred Shares. The Corporation shall, on each Floating Rate Calculation Date, give written notice of the Floating Quarterly Dividend Rate for the ensuing Quarterly Floating Rate Period to the registered holders of the then outstanding Series 8 First Preferred Shares. Each such notice shall be given by electronic transmission, by facsimile transmission or by ordinary unregistered first class prepaid mail addressed to each holder of Series 8 First Preferred Shares at the last address of such holder as it appears on the books of the Corporation or, in the event of the address of any holder not so appearing, to the address of such holder last known to the Corporation.

(c)

If a dividend has been declared for a Quarter and a date is fixed for a Liquidation, redemption or conversion that is prior to the Dividend Payment Date for such Quarter, a Pro Rated Dividend shall be payable on the date fixed for such Liquidation, redemption or conversion instead of the dividend declared, but if such Liquidation, redemption or conversion does not occur, then the full amount of the dividend declared shall be payable on the originally scheduled Dividend Payment Date.

(d)

If the dividend payable on any Dividend Payment Date is not paid in full on such date on all of the Series 8 First Preferred Shares then outstanding, such dividend or the unpaid part of it shall be paid on a subsequent date or dates to be determined by the Board of Directors on which the Corporation shall have sufficient moneys properly applicable, under the provisions of any applicable law, to the payment of the dividend.

(e)

Cheques of the Corporation payable in lawful money of Canada at par at any branch of the Corporation’s bankers in Canada may be issued in respect of the dividends (less any tax or other amount required to be deducted or withheld) and payment of the cheques shall satisfy such dividends, or payments in respect of dividends may be made in any other manner determined by the Corporation.

(f)	The holders of the Series 8 First Preferred Shares shall not be entitled to any dividend other than as specified in this paragraph (2).

3.	Purchase for Cancellation

Subject to the provisions of paragraphs (5) and (9) and subject to such provisions of the Canada Business Corporations Act as may be applicable, the Corporation may at any time or times purchase (if obtainable) for cancellation all or any part of the Series 8 First Preferred Shares outstanding from time to time

(a)	through the facilities of any stock exchange on which the Series 8 First Preferred Shares are listed,

(b)	by invitation for tenders addressed to all the holders of record of the Series 8 First Preferred Shares outstanding, or

(c)	in any other manner,

at the lowest price or prices at which, in the opinion of the Board of Directors, such shares are obtainable. If upon any invitation for tenders under the provisions of this paragraph (3) more Series 8 First Preferred Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is willing to purchase, the Corporation shall accept, to the extent required, the tenders submitted at the lowest price and then, if and as required, the tenders submitted at the next progressively higher prices, and if more shares are tendered at any such price than the Corporation is prepared to purchase, then the shares tendered at such price shall be purchased as nearly as may be pro rata (disregarding fractions) according to the number of Series 8 First Preferred Shares so tendered by each of the holders of Series 8 First Preferred Shares who submit tenders at that price. From and after the date of purchase of any Series 8 First Preferred Shares under the provisions of this paragraph (3), the shares so purchased shall be restored to the status of authorized but unissued shares.

4.	Redemption

(a)

Subject to the provisions of paragraph (9), the Corporation, upon giving notice as herein provided, may redeem all or any part of the Series 8 First Preferred Shares by the payment of an amount in cash for each share to be redeemed equal to

(i)	$25.00 in the case of a redemption on a Series 8 Conversion Date on or after June 30, 2025, or

(ii)	$25.50 in the case of a redemption on any other date after the Issue Date that is not a Series 8 Conversion Date,

(such amount being the “redemption amount”) plus all accrued and unpaid dividends thereon, which for such purpose shall be calculated on a pro rata basis for the period from and including the last Dividend Payment Date on which dividends on the Series 8 First Preferred Shares have been paid to but excluding the date fixed for redemption (the whole constituting the “cash redemption price”).

(b)

In any case of redemption of Series 8 First Preferred Shares under the provisions of this paragraph (4), the Corporation shall, at least 30 days and not more than 60 days before the date specified for redemption, mail to each person who at the date of mailing is a registered holder of Series 8 First Preferred Shares to be redeemed a written notice of the intention of the Corporation to redeem such Series 8 First Preferred Shares. Such notice shall be mailed in a prepaid letter addressed to each such holder at the holder’s address as it appears on the books of the Corporation or, in the event of the address of any such holder not so appearing, to the last known address of such holder; provided, however, that accidental failure to give any such notice to one or more of such holders shall not affect the validity of such redemption. Such notice shall set out the cash redemption price and the date on which redemption is to take place and, if part only of the Series 8 First Preferred Shares held by the person to whom it is addressed is to be redeemed, the number so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Series 8 First Preferred Shares to be redeemed the cash redemption price (less any tax or other amount required to be deducted or withheld) on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the certificates for the Series 8 First Preferred Shares called for redemption, subject to the provisions of paragraph (14). Such payment shall be made by cheque payable at par at any branch of the Corporation’s bankers in Canada. Such Series 8 First Preferred Shares shall then be and be deemed to be redeemed and shall be restored to the status of authorized but unissued shares. If a part only of the shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified in any such notice, the Series 8 First Preferred Shares called for redemption shall cease to be entitled to dividends and the holders shall not be entitled to exercise any of the rights of holders in respect thereof unless payment of the cash redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected. The Corporation shall have the right, at any time after the mailing of notice of its intention to redeem any Series 8 First Preferred Shares, to deposit the cash redemption price (less any tax or other amount required to be deducted or withheld) of the shares so called for redemption, or of such of the shares represented by certificates that have not at the date of such deposit been surrendered by the holders in connection with such redemption, to a special account in any chartered bank or any trust company in Canada named in such notice, to be paid without interest to or to the order of the respective holders of such Series 8 First Preferred Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing such shares. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Series 8 First Preferred Shares in respect of which such deposit shall have been made shall then be and be deemed to be redeemed and shall be restored to the status of authorized but unissued shares and the rights of the holders after such deposit or such redemption date shall be limited to receiving without interest their proportionate part of the total cash redemption price so deposited against presentation and surrender of the certificates held by them respectively. Any interest allowed on any such deposit shall belong to the Corporation and any unclaimed funds remaining on deposit on the fifth anniversary date of the redemption shall be dealt with in accordance with the provisions of the Unclaimed Personal Property and Vested Property Act (Alberta). Subject to such provisions of the Canada Business Corporations Act as may be applicable, if less than all of the then outstanding Series 8 First Preferred Shares is at any time to be redeemed, the shares so to be redeemed shall be selected by lot in such manner as the Board of Directors or the transfer agent and registrar, if any, appointed by the Corporation in respect of such shares shall decide, or, if the Board of Directors so decides, such shares may be redeemed pro rata (disregarding fractions).

5.	Conversion into Series 7 First Preferred Shares

(a)

Holders of Series 8 First Preferred Shares shall have the right to convert on each Series 8 Conversion Date, subject to the provisions hereof, all or any of their Series 8 First Preferred Shares into Series 7 First Preferred Shares on the basis of one Series 7 First Preferred Share for each Series 8 First Preferred Share. The Corporation shall, not more than 60 days and not less than 30 days prior to the applicable Series 8 Conversion Date, give notice in writing in accordance with the provisions in subparagraph 2(b) to the then registered holders of the Series 8 First Preferred Shares of the conversion right provided for in this paragraph (5), which notice shall set out the Series 8 Conversion Date and instructions to such holders as to the method by which such conversion right may be exercised. On the 30th day prior to each Series 8 Conversion Date, the Corporation shall give notice in writing to the then registered holders of the Series 8 First Preferred Shares of the Annual Fixed Dividend Rate for the Series 7 First Preferred Shares for the next succeeding Fixed Rate Period and the Floating Quarterly Dividend Rate for the Series 8 First Preferred Shares for the next succeeding Quarterly Floating Rate Period. Such notice shall be delivered in accordance with the provisions of subparagraph (2)(b).

(b)

If the Corporation gives notice as provided in paragraph (4) to the holders of the Series 8 First Preferred Shares of the redemption of all of the Series 8 First Preferred Shares, then the right of a holder of Series 8 First Preferred Shares to convert such Series 8 First Preferred Shares shall terminate effective on the date of such notice and the Corporation shall not be required to give the notice specified in subparagraph (a) of this paragraph (5).

(c)

Holders of Series 8 First Preferred Shares shall not be entitled to convert their Series 8 First Preferred Shares on a Series 8 Conversion Date into Series 7 First Preferred Shares if the Corporation determines that there would remain outstanding on a Series 8 Conversion Date less than 1,000,000 Series 7 First Preferred Shares, after having taken into account all Series 8 First Preferred Shares tendered for conversion into Series 7 First Preferred Shares and all Series 7 First Preferred Shares tendered for conversion into Series 8 First Preferred Shares, and the Corporation shall give notice in writing thereof in accordance with the provisions of subparagraph (2)(b) to all affected registered holders of the Series 8 First Preferred Shares at least seven days prior to the applicable Series 8 Conversion Date and shall issue and deliver, or cause to be delivered, prior to such Series 8 Conversion Date, at the expense of the Corporation, to such holders of Series 8 First Preferred Shares who have surrendered for conversion any certificate or certificates representing Series 8 First Preferred Shares, certificates representing the Series 8 First Preferred Shares represented by any certificate or certificates so surrendered.

(d)

If the Corporation determines that there would remain outstanding on a Series 8 Conversion Date less than 1,000,000 Series 8 First Preferred Shares, after having taken into account all Series 8 First Preferred Shares tendered for conversion into Series 7 First Preferred Shares and all Series 7 First Preferred Shares tendered for conversion into Series 8 First Preferred Shares on such Series 8 Conversion Date, then all of the remaining outstanding Series 8 First Preferred Shares shall be converted automatically into Series 7 First Preferred Shares on the basis of one Series 7 First Preferred Share for each Series 8 First Preferred Share on the applicable Series 8 Conversion Date and the Corporation shall give notice in writing thereof in accordance with the provisions of subparagraph (2)(b) to the then registered holders of such remaining Series 8 First Preferred Shares at least seven days prior to the Series 8 Conversion Date.

(e)

The conversion right may be exercised by a holder of Series 8 First Preferred Shares by notice in writing, in a form satisfactory to the Corporation (the “Series 8 Conversion Notice”), which notice must be received by the transfer agent and registrar for the Series 8 First Preferred Shares at the principal office in Toronto or Calgary of such transfer agent and registrar not earlier than the 30th day prior to, but not later than 5:00 p.m. (Toronto time) on the 15th day preceding, a Series 8 Conversion Date. The Series 8 Conversion Notice shall indicate the number of Series 8 First Preferred Shares to be converted. Once received by the transfer agent and registrar on behalf of the Corporation, the election of a holder to convert is irrevocable. Except in the case where the Series 7 First Preferred Shares are in the Book-Based System, if the Series 7 First Preferred Shares are to be registered in a name or names different from the name or names of the registered holder of the Series 8 First Preferred Shares to be converted, the Series 8 Conversion Notice shall contain written notice in form and execution satisfactory to such transfer agent and registrar directing the Corporation to register the Series 7 First Preferred Shares in some other name or names (the “Series 7 Transferee”) and stating the name or names (with addresses) and a written declaration, if required by the Corporation or by applicable law, as to the residence and share ownership status of the Series 7 Transferee and such other matters as may be required by such law in order to determine the entitlement of such Series 7 Transferee to hold such Series 7 First Preferred Shares.

(f)

If all remaining outstanding Series 8 First Preferred Shares are to be converted into Series 7 First Preferred Shares on the applicable Series 8 Conversion Date as provided for in subparagraph (d) of this paragraph (5), the Series 8 First Preferred Shares that holders have not previously elected to convert shall be converted on the Series 8 Conversion Date into Series 7 First Preferred Shares and the holders thereof shall be deemed to be holders of Series 7 First Preferred Shares at 5:00 p.m. (Toronto time) on the Series 8 Conversion Date and shall be entitled, upon surrender during regular business hours at the principal office in Toronto or Calgary of the transfer agent and registrar of the Corporation of the certificate or certificates representing Series 7 First Preferred Shares not previously surrendered for conversion, to receive a certificate or certificates representing the same number of Series 7 First Preferred Shares in the manner and subject to the provisions of this paragraph (5) and paragraph (14).

(g)

Subject to subparagraph (h) of this paragraph (5) and paragraph (14), as promptly as practicable after the Series 8 Conversion Date the Corporation shall deliver or cause to be delivered certificates representing the Series 7 First Preferred Shares registered in the name of the holders of the Series 8 First Preferred Shares to be converted, or as such holders shall have directed, on presentation and surrender at the principal office in Toronto or Calgary of the transfer agent and registrar for the Series 8 First Preferred Shares of the certificate or certificates for the Series 8 First Preferred Shares to be converted. If only a part of such Series 8 First Preferred Shares represented by any certificate shall be converted, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified in any Series 8 Conversion Notice, the Series 8 First Preferred Shares converted into Series 7 First Preferred Shares shall cease to be outstanding and shall be restored to the status of authorized but unissued shares, and the holders thereof shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights of holders in respect thereof unless the Corporation, subject to paragraph (14), shall fail to deliver to the holders of the Series 8 First Preferred Shares to be converted share certificates representing the Series 7 First Preferred Shares into which such shares have been converted.

(h)

The obligation of the Corporation to issue Series 7 First Preferred Shares upon conversion of any Series 8 First Preferred Shares shall be deferred during the continuance of any one or more of the following events:

(i)	the issuing of such Series 7 First Preferred Shares is prohibited pursuant to any agreement or arrangement entered into by the Corporation to assure its solvency or continued operation;

(ii)	the issuing of such Series 7 First Preferred Shares is prohibited by law or by any regulatory or other authority having jurisdiction over the Corporation that is acting in conformity with law; or

(iii)	for any reason beyond its control, the Corporation is unable to issue Series 7 First Preferred Shares or is unable to deliver Series 7 First Preferred Shares.

(i)

The Corporation reserves the right not to deliver Series 7 First Preferred Shares to any person that the Corporation or its transfer agent and registrar has reason to believe is a person whose address is in, or that the Corporation or its transfer agent and registrar has reason to believe is a resident of any jurisdiction outside Canada if such delivery would require the Corporation to take any action to comply with the securities laws of such jurisdiction. In those circumstances, the Corporation shall hold, as agent of any such person, all or the relevant number of Series 7 First Preferred Shares, and the Corporation shall attempt to sell such Series 7 First Preferred Shares to parties other than the Corporation and its affiliates on behalf of any such person. Such sales (if any) shall be made at such times and at such prices as the Corporation, in its sole discretion, may determine. The Corporation shall not be subject to any liability for failure to sell Series 7 First Preferred Shares on behalf of any such person at all or at any particular price or on any particular day. The net proceeds received by the Corporation from the sale of any such Series 7 First Preferred Shares (less any tax or other amount required to be deducted or withheld) shall be delivered to any such person, after deducting the costs of sale, by cheque or in any other manner determined by the Corporation.

6.	Liquidation, Dissolution or Winding-up

In the event of a Liquidation, the holders of the Series 8 First Preferred Shares shall be entitled to receive $25.00 per Series 8 First Preferred Share plus all accrued and unpaid dividends thereon, which for such purpose shall be calculated on a pro rata basis for the period from and including the last Dividend Payment Date on which dividends on the Series 8 First Preferred Shares have been paid to but excluding the date of such Liquidation, before any amount shall be paid or any property or assets of the Corporation shall be distributed to the holders of the Common Shares or to the holders of any other shares ranking junior to the Series 8 First Preferred Shares in any respect. After payment to the holders of the Series 8 First Preferred Shares of the amount so payable to them pursuant to this paragraph (6), they shall not, as such, be entitled to share in any further distribution of the property or assets of the Corporation.

7.	Voting Rights

The holders of Series 8 First Preferred Shares will not be entitled (except as otherwise provided by law and except for meetings of the holders of First Preferred Shares as a class and meetings of the holders of Series 8 First Preferred Shares as a series) to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation unless and until the Corporation shall have failed to pay eight quarterly dividends on the Series 8 First Preferred Shares, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any moneys of the Corporation for the payment of such dividends. In the event of such non-payment, the holders of Series 8 First Preferred Shares shall have the right to receive notice of and to attend each meeting of shareholders of the Corporation at which directors are to be elected and which take place more than 60 days after the date on which the failure first occurs (other than separate meetings of holders of another class or series of shares), and such holders of Series 8 First Preferred Shares shall have the right, at any such meeting, to one vote with respect to resolutions to elect directors for each Series 8 First Preferred Share held until all such arrears of dividends have been paid, whereupon such rights shall cease unless and until the same default shall again arise under the provisions of this paragraph (7).

8.	Restrictions on Partial Redemption or Purchase

So long as any of the Series 8 First Preferred Shares are outstanding, the Corporation shall not call for redemption, purchase, reduce or otherwise pay for less than all the Series 8 First Preferred Shares and all other preferred shares then outstanding ranking prior to or on a parity with the Series 8 First Preferred Shares with respect to payment of dividends unless all dividends up to and including the dividends payable on the last preceding Dividend Payment Dates on all such shares then outstanding shall have been declared and paid or set apart for payment at the date of such call for redemption, purchase, reduction or other payment.

9.	Restrictions on Payment of Dividends and Reduction of Junior Capital

So long as any of the Series 8 First Preferred Shares are outstanding, the Corporation shall not:

(a)

declare, pay or set apart for payment any dividends (other than stock dividends in shares of the Corporation ranking junior to the Series 8 First Preferred Shares) on the Common Shares or any other shares of the Corporation ranking junior to the Series 8 First Preferred Shares with respect to payment of dividends; or

(b)

call for redemption, purchase, reduce the stated capital maintained by the Corporation or otherwise pay for any shares of the Corporation ranking junior to the Series 8 First Preferred Shares with respect to repayment of capital or with respect to payment of dividends;

unless all dividends up to and including the dividends payable on the last preceding Dividend Payment Sates on the Series 8 First Preferred Shares and on all other preferred shares ranking prior to or on a parity with the Series 8 First Preferred Shares with respect to payment of dividends then outstanding shall have been declared and paid or set apart for payment at the date of any such action referred to in subparagraphs 9 (a) and (b).

10.	Issue of Additional Preferred Shares

No class of shares may be created or issued ranking as to repayment of capital or payment of dividends prior to the Series 8 First Preferred Shares without the prior approval of the holders of the Series 8 First Preferred Shares given as specified in paragraph (11), nor shall the number of Series 8 First Preferred Shares be increased without such approval; provided, however, that nothing in this paragraph (10) shall prevent the Corporation from creating additional series of Preferred Shares on a parity with the Series 8 First Preferred Shares and, if all dividends then payable on the Series 8 First Preferred Shares shall have been paid or set apart for payment, from issuing additional series of Preferred Shares without such approval.

11.	Sanction by Holders of Series 8 First Preferred Shares

The approval of the holders of the Series 8 First Preferred Shares with respect to any and all matters referred to in these share provisions may be given in writing by all of the holders of the Series 8 First Preferred Shares outstanding or by resolution duly passed and carried by not less than two-thirds of the votes cast on a poll at a meeting of the holders of the Series 8 First Preferred Shares duly called and held for the purpose of considering the subject matter of such resolution and at which holders of not less than a majority of all Series 8 First Preferred Shares then outstanding are present in person or represented by proxy in accordance with the by-laws of the Corporation; provided, however, that if at any such meeting, when originally held, the holders of at least a majority of all Series 8 First Preferred Shares then outstanding are not present in person or so represented by proxy within 30 minutes after the time fixed for the meeting, then the meeting shall be adjourned to such date, being not less than 15 days later, and to such time and place as may be fixed by the chairman of such meeting, and at such adjourned meeting the holders of Series 8 First Preferred Shares present in person or so represented by proxy, whether or not they hold a majority of all Series 8 First Preferred Shares then outstanding, may transact the business for which the meeting was originally called, and a resolution duly passed and carried by not less than two-thirds of the votes cast on a poll at such adjourned meeting shall constitute the approval of the holders of the Series 8 First Preferred Shares. Notice of any such original meeting of the holders of the Series 8 First Preferred Shares shall be given not less than 21 days prior to the date fixed for such meeting and shall specify in general terms the purpose for which the meeting is called, and notice of any such adjourned meeting shall be given not less than 10 days prior to the date fixed for such adjourned meeting, but it shall not be necessary to specify in such notice the purpose for which the adjourned meeting is called. The formalities to be observed with respect to the giving of notice of any such original meeting or adjourned meeting and the conduct of it shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at any such original meeting or adjourned meeting, each holder of Series 8 First Preferred Shares present in person or represented by proxy shall be entitled to one vote for each of the Series 8 First Preferred Shares held by such holder.

12.	Tax Election

The Corporation shall elect, in the manner and within the time provided under section 191.2 of the Income Tax Act (Canada) or any successor or replacement provision of similar effect, to pay tax at a rate, and shall take all other action necessary and permitted under such Act, such that no corporate holder of Series 8 First Preferred Shares shall be required to pay tax on dividends received on the Series 8 First Preferred Shares under section 187.2 of such Act or any successor or replacement provision of similar effect.

13.	Withholding Tax

(a)

Notwithstanding any other provision of these share provisions, the Corporation may deduct or withhold from any payment, distribution, issuance or delivery (whether in cash or in shares) to be made pursuant to these share provisions any amounts required by law to be deducted or withheld from any such payment, distribution, issuance or delivery and shall remit any such amounts to the relevant tax authority as required. If the cash component of any payment, distribution, issuance or delivery to be made pursuant to these share provisions is less than the amount that the Corporation is so required to deduct or withhold, the Corporation shall be permitted to deduct and withhold from any non-cash payment, distribution, issuance or delivery to be made pursuant to these share provisions any amounts required by law to be deducted or withheld from any such payment, distribution, issuance or delivery and to dispose of such property in order to remit any amount required to be remitted to any relevant tax authority.

(b)

Notwithstanding the foregoing, the amount of any payment, distribution, issuance or delivery made to a holder of Series 8 First Preferred Shares pursuant to these share provisions shall be considered to be the amount of the payment, distribution, issuance or delivery received by such holder plus any amount deducted or withheld pursuant to this paragraph (13).

(c)

Holders of Series 8 First Preferred Shares shall be responsible for all withholding and other taxes imposed under Part XIII or section 116 of the Income Tax Act (Canada), or any successor or replacement provision of similar effect, in respect of any payment, distribution, issuance or delivery made or credited to them pursuant to these share provisions or in respect of the Series 8 First Preferred Shares and shall indemnify and hold harmless the Corporation on an after-tax basis for any such taxes imposed on any payment, distribution, issuance or delivery made or credited to them pursuant to these share provisions or in respect of the Series 8 First Preferred Shares.

14.	Book-Based System

(a)

Subject to the provisions of subparagraphs (b) and (c) of this paragraph (14) and notwithstanding the provisions of paragraphs (1) through (13) of these share provisions, the Series 8 First Preferred Shares shall be evidenced by a single fully registered Global Certificate representing the aggregate number of Series 8 First Preferred Shares issued by the Corporation which shall be held by, or on behalf of, the System Operator as custodian of the Global Certificate for the Participants or issued to the System Operator in uncertificated form and, in either case, registered in the name of “CDS & Co.” (or in such other name as the System Operator may use from time to time as its nominee for purposes of the Book-Based System), and registrations of ownership, transfers, surrenders and conversions of Series 8 First Preferred Shares shall be made only through the Book-Based System. Accordingly, subject to subparagraph (c) of this paragraph (14), no beneficial holder of Series 8 First Preferred Shares shall receive a certificate or other instrument from the Corporation or the System Operator evidencing such holder’s ownership thereof, and no such holder shall be shown on the records maintained by the System Operator except through a book-entry account of a Participant acting on behalf of such holder.

(b)	Notwithstanding the provisions of paragraphs (1) through (13), so long as the System Operator is the registered holder of the Series 8 First Preferred Shares:

(i)

the System Operator shall be considered the sole owner of the Series 8 First Preferred Shares for the purposes of receiving notices or payments on or in respect of the Series 8 First Preferred Shares or the delivery of Series 7 First Preferred Shares and certificates, if any, therefor upon the exercise of rights of conversion; and

(ii)

the Corporation, pursuant to the exercise of rights of redemption or conversion, shall deliver or cause to be delivered to the System Operator, for the benefit of the beneficial holders of the Series 8 First Preferred Shares, the cash redemption price for the Series 8 First Preferred Shares or certificates, if any, for Series 7 First Preferred Shares against delivery to the Corporation’s account with the System Operator of such holders’ Series 8 First Preferred Shares.

(c)

If the Corporation determines that the System Operator is no longer willing or able to discharge properly its responsibilities with respect to the Book-Based System and the Corporation is unable to locate a qualified successor or the Corporation elects, or is required by applicable law, to withdraw the Series 8 First Preferred Shares from the Book- Based System, then subparagraphs (a) and (b) of this paragraph shall no longer be applicable to the Series 8 First Preferred Shares and the Corporation shall notify Book- Entry Holders through the System Operator of the occurrence of any such event or election and of the availability of Definitive Shares to Book- Entry Holders. Upon surrender by the System Operator of the Global Certificate, if applicable, to the transfer agent and registrar for the Series 8 First Preferred Shares accompanied by registration instructions for re-registration, the Corporation shall execute and deliver Definitive Shares. The Corporation shall not be liable for any delay in delivering such instructions and may conclusively act and rely on and shall be protected in acting and relying on such instructions. Upon the issuance of Definitive Shares, the Corporation shall recognize the registered holders of such Definitive Shares and the Book-Entry Shares for which such Definitive Shares have been substituted shall be void and of no further effect.

(d)

The provisions of paragraphs (1) through (13) and the exercise of rights of redemption and conversion with respect to Series 8 First Preferred Shares are subject to the provisions of this paragraph (14), and to the extent that there is any inconsistency or conflict between such provisions, the provisions of this paragraph (1) shall prevail.

15.	Wire or Electronic Transfer of Funds

Notwithstanding any other right, privilege, restriction or condition attaching to the Series 8 First Preferred Shares, the Corporation may, at its option, make any payment due to registered holders of Series 8 First Preferred Shares by way of a wire or electronic transfer of funds to such holders. If a payment is made by way of a wire or electronic transfer of funds, the Corporation shall be responsible for any applicable charges or fees relating to the making of such transfer. As soon as practicable following the determination by the Corporation that a payment is to be made by way of a wire or electronic transfer of funds, the Corporation shall provide a notice to the applicable registered holders of Series 8 First Preferred Shares at their respective addresses appearing on the books of the Corporation. Such notice shall request that each applicable registered holder of Series 8 First Preferred Shares provide the particulars of an account of such holder with a chartered bank in Canada to which the wire or electronic transfer of funds shall be directed. If the Corporation does not receive account particulars from a registered holder of Series 8 First Preferred Shares prior to the date such payment is to be made, the Corporation shall deposit the funds otherwise payable to such holder in a special account or accounts in trust for such holder. The making of a payment by way of a wire or electronic transfer of funds or the deposit by the Corporation of funds otherwise payable to a holder in a special account or accounts in trust for such holder shall be deemed to constitute payment by the Corporation on the date thereof and shall satisfy and discharge all liabilities of the Corporation for such payment to the extent of the amount represented by such transfer or deposit.

16.	Amendments

The provisions attaching to the Series 8 First Preferred Shares may be deleted, varied, modified, amended or amplified by articles of amendment with such approval as may then be required by the Canada Business Corporations Act, with any such approval to be given in accordance with paragraph (11) and with any required approvals of any stock exchanges on which the Series 8 First Preferred Shares may be listed.

SCHEDULE OF OTHER PROVISIONS

CENOVUS ENERGY INC.

The actual number of directors, within the minimum and maximum number set out in Item 5 above, may be determined from time to time by resolution of the directors. The directors may appoint one or more directors, who shall hold office for a term expiring not later than the close of the next annual meeting of the shareholders, but the total number of directors so appointed may not exceed one-third of the number of directors elected at the previous annual meeting of the shareholders.

Form 2 Formulaire 2 Initial Registered Office Address Siège social initial et premier and First Board of Directors conseil d’administration Canada Business Corporations Act Loi canadienne sur les sociétés par (CBCA) (s. 19 and 106) actions (LCSA) (art. 19 et 106) 1 Corporate name Dénomination sociale Cenovus Energy Inc. 2 Address of registered office Adresse du siège social 4100, 225 - 6th Avenue SW Calgary AB T2P 1N2 3 Additional address Autre adresse 4 Members of the board of directors Membres du conseil d’administration See attached schedule / Voir l’annexe ci-jointe 5 Declaration: I certify that I have relevant knowledge and that I am authorized to sign this form. Déclaration : J’atteste que je possède une connaissance suffisante et que je suis autorisé(e) à signer le présent formulaire. Original signed by / Original signé par Kathy Estey Kathy Estey 403-766-3125 Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250(1) of the CBCA). Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d’une amende maximale de 5 000 $ et d’un emprisonnement maximal de six mois, ou l’une de ces peines (paragraphe 250(1) de la LCSA). You are providing information required by the CBCA. Note that both the CBCA and the Privacy Act allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049. Vous fournissez des renseignements exigés par la LCSA. Il est à noter que la LCSA et la Loi sur les renseignements personnels permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049.

Schedule / Annexe

Members of the board of directors / Membres du conseil d’administration

Resident Canadian
Résident Canadien

Jane E. Kinney	4100, 225 – 6th Ave. SW, Calgary AB T2G 1N2, Canada	Yes / Oui

Richard J. Marcogliese	4100, 225 – 6th Ave. SW, Calgary AB T2G 1N2, Canada	No / Non

Claude Mongeau	4100, 225 – 6th Ave. SW, Calgary AB T2G 1N2, Canada	Yes / Oui

Frank J. Sixt	4100, 225 – 6th Ave. SW, Calgary AB T2G 1N2, Canada	No / Non

Eva L. Kwok	4100, 225 – 6th Ave. SW, Calgary AB T2G 1N2, Canada	Yes / Oui

Keith A. MacPhail	4100, 225 – 6th Ave. SW, Calgary AB T2G 1N2, Canada	Yes / Oui

Harold N. Kvisle	4100, 225 – 6th Ave. SW, Calgary AB T2G 1N2, Canada	Yes / Oui

Canning K.N. Fok	4100, 225 – 6th Ave. SW, Calgary AB T2G 1N2, Canada	No / Non

Alex J. Pourbaix	4100, 225 – 6th Ave. SW, Calgary AB T2G 1N2, Canada	Yes / Oui

Rhonda I. Zygocki	4100, 225 – 6th Ave. SW, Calgary AB T2G 1N2, Canada	No / Non

Wayne E. Shaw	4100, 225 – 6th Ave. SW, Calgary AB T2G 1N2, Canada	Yes / Oui

Keith M. Casey	4100, 225 – 6th Ave. SW, Calgary AB T2G 1N2, Canada	No / Non